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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file         811-08257
number
-----------------------------------------------------------------

                       GE INSTITUTIONAL FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 09/30/07
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS


GE Institutional Funds

Annual Report

SEPTEMBER 30, 2007

[Logo omitted]

GE Institutional Funds
--------------------------------------------------------------------------------

Table of Contents

FINANCIAL INFORMATION

NOTES TO PERFORMANCE .....................................................    1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ....................................................    2

     S&P 500 Index Fund ..................................................   10

     Value Equity Fund ...................................................   19

     Small-Cap Equity Fund ...............................................   25

     International Equity Fund ...........................................   30

     Premier Growth Equity Fund ..........................................   37

     Strategic Investment Fund ...........................................   42

     Income Fund .........................................................   57

     Money Market Fund ...................................................   70

NOTES TO SCHEDULES OF INVESTMENTS ........................................   75

FINANCIAL STATEMENTS

     Financial Highlights ................................................   76

     Notes to Financial Highlights .......................................   83

     Statements of Assets and Liabilities ................................   84

     Statements of Operations ............................................   86

     Statements of Changes in Net Assets .................................   88

     Notes to Financial Statements .......................................   92

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................  102

TAX INFORMATION ..........................................................  103

ADDITIONAL INFORMATION ...................................................  104

INVESTMENT TEAM ..........................................................  107



This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance                                          September 30, 2007
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the Funds' website at http://www.geam.com for performance information as of the most recent month end.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index comprises the 3000 largest U.S.-domiciled companies. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Strategic Investment Fund for which we use the specific Lipper peer group and the Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The views, expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

(a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management's presentation thereof.

U.S. Equity Fund
--------------------------------------------------------------------------------


THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES GEORGE A. BICHER, THOMAS R. LINCOLN,* STEPHEN V. GELHAUS AND PAUL C. REINHARDT. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.

Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD
    ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Institutional U.S. Equity Fund returned 16.98% for the Investment Class shares and 16.68% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 16.44% and the Fund's Lipper peer group of 817 Large-Cap Core funds returned an average of 15.96% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the last fiscal year, stocks rallied amid strong corporate earnings, record M&A activity, cooling inflation worries and an absence of Fed tightening. The S&P 500's +16.4% increase occurred despite the challenges of slowing economic growth, declining home values, a weakening dollar and rising oil prices. The market's climb was interrupted by global liquidity concerns in February, and again in late June and July of 2007, amid a credit crunch brought about by rising sub-prime mortgage defaults. However, a Fed cut in short term interest rates propelled the markets higher, and the Dow ended the year at a record high of 14,109.

    S&P 500 sectors tilted toward global infrastructure investment and booming commodity prices outperformed, including energy (+43%), materials



* EFFECTIVE MAY 18, 2007, THOMAS R. LINCOLN REPLACED CHRISTOPHER D. BROWN AS ONE OF THE PORTFOLIO MANAGERS OF THE FUND.

PICTURED FROM LEFT TO RIGHT:
THOMAS R. LINCOLN,
PAUL C. REINHARDT,
STEPHEN V. GELHAUS
AND GEORGE A. BICHER.


[PHOTO OMITTED]

    (+36%) and industrials (+24%). Telecom (+29%) also rallied on the strength of continued restructuring improvements and sector consolidation. Technology (+23%) showed strength as the sector's high proportion of non-US revenues promised some insulation from a slowing domestic economy. Financials (+2%) lagged the most, facing credit cycle headwinds and anxiety stemming from leveraged speculation in the debt market. Consumer discretionary (+6%) and healthcare (+9%) also lagged the broad market.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Underweighting financials helped the Fund, as we avoided the stocks most exposed to seizing credit markets. For example, we were underweight commercial banks, capital markets and consumer finance companies. Within mortgages, we focused on the GSE's (e.g., Fannie Mae +12.1%), and underweighted sub-prime lenders like Countrywide Financial (-11%). Also contributing to performance were key cyclicals benefiting from the boom in global development and infrastructure investing. Top performers included Schlumberger (+71%), Monsanto (+27.2%), Transocean (+54%), Textron (+45%) and ABB (+101%). The Fund's utilities holdings (+31%) also outperformed the S&P 500 utility sector (+21%) driven by strength in Constellation (+48%) and Edison International (+36%), however, we have taken advantage of strength in these holdings to take some profits. Carefully navigating the consumer space with the slowing U.S. economy also added to the Fund's return. Our focus on solid media companies like Liberty Global (54.2%), Liberty-Capital (+49%) and high quality multinational consumer staples leader like Coca Cola (+32%) and Procter & Gamble (+16%) aided outperformance.

    Weakness among the Fund's healthcare holdings was the primary detractor from returns this last fiscal year, driven by pullbacks in Amgen (-21%), Wyeth (-17%) and Pfizer (-10%). Biotechnology giant Amgen was the portfolio's single largest performance detractor, suffering amid safety concerns regarding its anemia drugs, and increased FDA scrutiny. Nevertheless, we continued to like the strength in Amgen's pipeline of therapeutics, and its long-term prospects. Our continued underweight in telecom was another key detractor. While we have been building our position in AT&T (+35%), our underweight versus the benchmark held back returns. We continue to believe that the cable companies will be more successful taking market share from phone companies than vice versa, hence the Fund's larger relative weighting in media.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE LAST FISCAL YEAR?

A. We have remained committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. We continue to be relatively defensively positioned, although at September 30th, the Fund's largest overweight was in technology -- an area that we believe could benefit from multiple expansion in the months to come due to the large international component of tech earnings, and its above average growth prospects. We initiated positions in Qualcomm and Taiwan Semiconductor, and added to Intel, Cisco and Paychex. The Fund's tech holdings tend to be less economically sensitive because of high recurring revenues and ample free cash flow. We added to our overweight in consumer staples, initiating a position in Nestle, and increasing our weighting in Proctor & Gamble. We also remained overweight in healthcare, a traditionally defensive area with relatively steady growth and attractive dividend yields. The Fund's largest underweight remained in financials, reflecting our concerns about the credit cycle--although we bolstered more defensive holdings, like custodian Bank of New York Mellon and insurance leaders Hartford and AIG.

    The U.S. has experienced economic growth that we believe is below potential so far in 2007, and earnings growth has slowed. We are constructive on our positioning in this environment, and with the


--------------------------------------------------------------------------------

U.S. Equity Fund                                                             Q&A
--------------------------------------------------------------------------------

    high quality of the Fund's holdings. We had expected the companies held by the Fund to demonstrate the kind of financial flexibility and balance sheet strength to weather a mid-cycle slowdown, and to be bolstered by a flight to quality in skittish markets. Valuations of larger, high-quality companies sold at little or no premium in the last fiscal year. We believe that many of the Fund's stock selections will benefit from improving valuations and superior relative earnings growth. In addition, many of the Fund's multinationals will likely benefit from strong growth outside of North America. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2007 - SEPTEMBER 30, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                           ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE                EXPENSES PAID
                                        BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)          DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------------
     Investment Class                            1,000.00                         1,103.01                          1.92

     Service Class                               1,000.00                         1,101.58                          3.25

-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

     Investment Class                            1,000.00                         1,022.99                          1.84

     Service Class                               1,000.00                         1,021.76                          3.11
-----------------------------------------------------------------------------------------------------------------------------------

  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.36% FOR INVESTMENT CLASS AND 0.61% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
 ** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 WERE AS
    FOLLOWS: 10.30% FOR INVESTMENT CLASS SHARES, AND 10.16% FOR SERVICE CLASS SHARES.

U.S. Equity Fund
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                               Investment              S&P 500
                              Class Shares              Index
11/25/97                       $10,000.00             $10,000.00
9/98                            10,628.43              10,787.78
9/99                            13,632.57              13,787.49
9/00                            15,363.95              15,613.45
9/01                            12,677.06              11,451.14
9/02                            10,486.38               9,104.81
9/03                            12,656.55              11,330.01
9/04                            13,953.19              12,901.83
9/05                            15,333.20              14,482.49
9/06                            17,122.20              16,045.97
9/07                            20,029.79              18,684.29
--------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
-----------------------------------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 11/25/97)
-----------------------------------------------------------------------------------------------------------

                                   ONE           FIVE           SINCE              ENDING VALUE OF A
                                   YEAR          YEAR         INCEPTION          $10,000 INVESTMENT (A)
-----------------------------------------------------------------------------------------------------------
U.S. Equity Fund                  16.98%         13.82%         7.31%                  $20,030
-----------------------------------------------------------------------------------------------------------
S&P 500 Index                     16.44%         15.46%         6.56%*                 $18,684
-----------------------------------------------------------------------------------------------------------



SERVICE CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                                 Service               S&P 500
                              Class Shares              Index
1/3/01                         $10,000.00             $10,000.00
9/01                             8,477.20               7,958.49
9/02                             6,990.87               6,327.80
9/03                             8,415.90               7,874.30
9/04                             9,259.07               8,966.71
9/05                            10,150.94              10,065.26
9/06                            11,309.20              11,151.87
9/07                            13,195.10              12,985.49




------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 01/03/01)
------------------------------------------------------------------------------------------------------------
                                   ONE           FIVE           SINCE             ENDING VALUE OF A
                                   YEAR          YEAR         INCEPTION         $10,000 INVESTMENT (A)
------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                  16.68%         13.55%         4.20%                  $13,195
------------------------------------------------------------------------------------------------------------
S&P 500 Index                     16.44%         15.46%         3.95%*                 $12,985
------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets primarily in equity securities of issuers that are tied economically to the U.S. under normal circumstances.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $663,281
(in thousands) as of September 30, 2007


[Pie chart omitted -- plot points are as follows:]

Information Technology                                21.0%
Financials                                            16.2%
Healthcare                                            13.1%
Consumer Staples                                      11.2%
Consumer Discretionary                                10.3%
Industrials                                           10.2%
Energy                                                 9.8%
Materials                                              2.8%
Utilities                                              2.4%
Telecommunication Services                             2.0%
Short-Term                                             1.0%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2007
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                                        3.58%
--------------------------------------------------------------------------------
 American International Group, Inc.                                       3.44%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                                      3.06%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                                     3.01%
--------------------------------------------------------------------------------
 Citigroup, Inc.                                                          2.72%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                                            2.71%
--------------------------------------------------------------------------------
 Microsoft Corp.                                                          2.58%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                                       2.41%
--------------------------------------------------------------------------------
 Amgen, Inc.                                                              2.40%
--------------------------------------------------------------------------------
 Oracle Corp.                                                             2.10%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                                                U.S. EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 96.1%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 10.3%

Bed Bath & Beyond, Inc.              240,024  $  8,189,619(a)
Carnival Corp.                       100,310     4,858,013
Comcast Corp. (Class A)              475,946    11,403,666(a)
General Motors Corp.                  31,629     1,160,784
Kohl's Corp.                          36,148     2,072,365(a)
Koninklijke Philips
   Electronics N.V. ADR               58,328     2,621,260
Liberty Global, Inc. (Series C)       51,424     1,988,052(a)
Liberty Media Holding Corp -
   Capital (Series A)                 27,166     3,391,132(a)
Lowe's Companies, Inc.               195,065     5,465,721
News Corp. (Class A)                 109,347     2,404,541
OfficeMax, Inc.                        9,037       309,698
Omnicom Group, Inc.                  220,793    10,617,935
Staples, Inc.                         58,565     1,258,562
Starwood Hotels & Resorts
   Worldwide, Inc.                    24,851     1,509,698
Target Corp.                          74,065     4,708,312
The Cheesecake Factory                64,606     1,516,303(a)
Time Warner, Inc.                    248,516     4,562,754
                                                68,038,415

CONSUMER STAPLES -- 11.2%

Alberto-Culver Co.                    67,239     1,666,855
Clorox Co.                            79,525     4,850,230
Colgate-Palmolive Co.                 84,044     5,994,018
Diageo PLC ADR                        15,814     1,387,362
General Mills, Inc.                  116,379     6,751,146
Kellogg Co.                            4,970       278,320
Kimberly-Clark Corp.                 115,293     8,100,486
McCormick & Company, Inc.             33,804     1,215,930
Nestle S.A. ADR                       16,718     1,870,744
PepsiCo, Inc.                        245,656    17,996,759
Procter & Gamble Co.                 283,460    19,938,576
Sara Lee Corp.                        64,614     1,078,408
The Coca-Cola Co.                     20,248     1,163,653
Wal-Mart Stores, Inc.                 45,185     1,972,325
                                                74,264,812

ENERGY -- 9.8%

Apache Corp.                          20,785     1,871,897
Devon Energy Corp.                    40,251     3,348,883
EOG Resources, Inc.                   27,111     1,960,939



                                      NUMBER
                                   OF SHARES         VALUE

Exxon Mobil Corp.                    256,851 $  23,774,128
Halliburton Co.                      144,072     5,532,365
Hess Corp.                            81,486     5,421,264
Nabors Industries Ltd.                11,297       347,609(a)
Occidental Petroleum Corp.            20,333     1,302,939
Schlumberger Ltd.                    105,245    11,050,725
Suncor Energy, Inc.                   11,774     1,116,293
Transocean Inc.                       83,324     9,419,778(a)
                                                65,146,820

FINANCIALS -- 15.6%

ACE Ltd.                              46,736     2,830,799
Allstate Corp.                        62,355     3,566,082
American International Group, Inc.   336,912    22,792,097
AON Corp.                             51,963     2,328,462
Bank of America Corp.                 49,703     2,498,570
Bank of New York Mellon Corp.         76,814     3,390,570
Berkshire Hathaway, Inc. (Class B)       135       533,520(a)
BlackRock Inc. (Class A)               7,230     1,253,754
CB Richard Ellis
   Group, Inc. (Class A)             113,866     3,170,029(a)
Chubb Corp.                           43,829     2,350,988
Citigroup, Inc.                      387,258    18,073,331
Countrywide Financial Corp.           53,002     1,007,568
Federal Home Loan
   Mortgage Corp.                    108,591     6,407,955
Federal National Mortgage Assoc.      72,747     4,423,745
Goldman Sachs Group, Inc.              4,864     1,054,223
Hartford Financial Services
   Group, Inc.                        20,228     1,872,101
HCC Insurance Holdings, Inc.          34,514       988,481
Merrill Lynch & Company, Inc.         18,074     1,288,315
Metlife, Inc.                        105,044     7,324,718
State Street Corp.                   189,716    12,931,043(e)
SunTrust Banks, Inc.                  48,820     3,694,209
                                               103,780,560

HEALTHCARE -- 13.1%

Abbott Laboratories                   84,947     4,554,858
Aetna, Inc.                           99,033     5,374,521
Amgen, Inc.                          281,959    15,950,421(a)
Baxter International, Inc.            76,257     4,291,744
Boston Scientific Corp.               81,905     1,142,575(a)
Bristol-Myers Squibb Co.              63,259     1,823,124
Covidien Ltd.                         18,471       766,547(a)
DaVita, Inc.                          39,311     2,483,669(a)
Genentech Inc.                        16,264     1,268,917(a)
Gilead Sciences, Inc.                 65,058     2,658,920(a)
GlaxoSmithKline PLC ADR               31,596     1,680,907
Hologic, Inc.                          9,218       562,298(a)
Johnson & Johnson                     31,177     2,048,329


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


Lincare Holdings Inc.                 33,889   $ 1,242,032(a)
McKesson Corp.                        40,667     2,390,813
Medco Health Solutions, Inc.          15,340     1,386,583(a)
Medtronic Inc.                       129,111     7,283,151
Novartis AG ADR                       10,392       571,144
Pfizer Inc.                          204,082     4,985,723
Resmed, Inc.                          63,491     2,721,859(a)
Thermo Electron Corp.                 19,428     1,121,384(a)
UnitedHealth Group, Inc.             208,582    10,101,626
Wyeth                                234,144    10,431,115
                                                86,842,260

INDUSTRIALS -- 7.8%

ABB Ltd. ADR                          72,295     1,896,298
CAE, Inc.                            145,492     1,960,489
Cooper Industries Ltd.                45,245     2,311,567
Deere & Co.                           20,333     3,017,824
Dover Corp.                          117,665     5,995,032
Eaton Corp.                           17,170     1,700,517
Emerson Electric Co.                  67,998     3,618,854
General Dynamics Corp.                45,208     3,818,720
Hexcel Corp.                          62,536     1,420,193(a)
ITT Corp.                             17,192     1,167,853
Northrop Grumman Corp.                 9,942       775,476
Pitney Bowes Inc.                     21,259       965,584
Rockwell Collins, Inc.                 8,585       627,048
Southwest Airlines Co.                72,295     1,069,966
Textron Inc.                         135,322     8,418,382
3M Co.                                40,666     3,805,524
United Technologies Corp.            113,443     9,129,893
WESCO International, Inc.              7,681       329,822(a)
                                                52,029,042

INFORMATION TECHNOLOGY -- 21.0%

Activision, Inc.                      54,222     1,170,653(a)
Affiliated Computer
   Services, Inc. (Class A)           12,652       635,636(a)
Analog Devices, Inc.                  74,555     2,695,909
Automatic Data Processing, Inc.       63,259     2,905,486
Cisco Systems, Inc.                  613,670    20,318,614(a)
Corning Incorporated                  49,703     1,225,179
Dell, Inc.                            20,333       561,191(a)
EMC Corp.                             22,593       469,934(a)
Fidelity National Information
   Services, Inc.                     28,073     1,245,599
Hewlett-Packard Co.                   78,621     3,914,540
Intel Corp.                          501,881    12,978,643
International Business
   Machines Corp.                     48,799     5,748,522
Intuit Inc.                          126,517     3,833,465(a)
Lam Research Corp.                    14,459       770,086(a)



                                      NUMBER
                                   OF SHARES         VALUE

Maxim Integrated Products, Inc.      126,190  $  3,703,677
Microchip Technology Inc.             96,646     3,510,183
Microsoft Corp.                      581,274    17,124,332
Molex, Inc. (Class A)                119,288     3,025,144
National Semiconductor Corp.          83,162     2,255,353
Network Appliance, Inc.               50,295     1,353,438(a)
Oracle Corp.                         644,700    13,957,755(a)
Paychex, Inc.                        154,352     6,328,432
QUALCOMM, Inc.                       221,982     9,380,959
Salesforce.com, Inc.                  11,914       611,426(a)
Sun Microsystems, Inc.                90,369       506,970(a)
Taiwan Semiconductor
   Manufacturing Company
   Ltd. ADR                          145,078     1,468,185
Texas Instruments Incorporated        81,784     2,992,477
Western Union Co.                    436,482     9,153,027
Yahoo! Inc.                          202,809     5,443,394(a)
                                               139,288,209

MATERIALS -- 2.9%

Barrick Gold Corp.                   153,942     6,200,784
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                28,329     2,971,429
Kinross Gold Corp.                    21,689       324,901(a)
Monsanto Co.                          62,196     5,332,685
PAN American Silver Corp.             36,148     1,044,677(a)
Praxair, Inc.                         36,330     3,043,001
                                                18,917,477

TELECOMMUNICATION SERVICES -- 2.0%

AT&T, Inc.                           105,779     4,475,509
NII Holdings Inc. (Class B)           39,185     3,219,048(a)
Sprint Nextel Corp. (Series 1)        56,481     1,073,139
Verizon Communications Inc.           69,133     3,061,209
Vodafone Group, PLC ADR               30,726     1,115,354
                                                12,944,259

UTILITIES -- 2.4%

American Electric Power
   Company, Inc.                      10,874       501,074
Constellation Energy Group, Inc.      23,948     2,054,499
Dominion Resources, Inc.              75,669     6,378,897
Edison International                  27,111     1,503,305
Entergy Corp.                         21,260     2,302,245
FPL Group, Inc.                       25,427     1,547,996
PG&E Corp.                            27,605     1,319,519
                                                15,607,535

TOTAL COMMON STOCK
   (COST $564,750,675)                         636,859,389


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


EXCHANGE TRADED FUNDS -- 3.0%
--------------------------------------------------------------------------------

Financial Select Sector SPDR Fund    112,128  $  3,848,233(n)
Industrial Select Sector SPDR Fund   388,604    15,963,852(n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $15,488,311)                           19,812,085


TOTAL INVESTMENTS IN SECURITIES
   (COST $580,238,986)                         656,671,474


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.0%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
5.43%                              6,609,719     6,609,719(d,l)
   (COST $6,609,719)

TOTAL INVESTMENTS
   (COST $586,848,705)                         663,281,193

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (0.1)%                           (390,706)
                                              ------------
NET ASSETS-- 100.0%                           $662,890,487
                                              ============




See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 Index Fund                                                           Q&A
--------------------------------------------------------------------------------


SSGA FUNDS MANAGEMENT, INC. (SSGA FM) IS THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SSGA FM IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW.

SSGA FM MANAGES PORTFOLIOS USING A TEAM OF INVESTMENT PROFESSIONALS. THE TEAM APPROACH IS USED TO CREATE AN ENVIRONMENT THAT ENCOURAGES THE FLOW OF INVESTMENT IDEAS. THE PORTFOLIO MANAGERS WITHIN THE TEAM WORK TOGETHER IN A COHESIVE MANNER TO DEVELOP AND ENHANCE TECHNIQUES THAT DRIVE THE INVESTMENT PROCESS FOR THE RESPECTIVE INVESTMENT STRATEGY. KEY PROFESSIONALS INVOLVED IN THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND INCLUDE KARL SCHNEIDER AND JOHN TUCKER. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.

Q. HOW DID THE GE INSTITUTIONAL S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Institutional S&P 500 returned 16.36% for the Investment Class shares and 15.98% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 16.44% and the Fund's Lipper peer group of 183 S&P Index Objective Funds returned an average of 15.78% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

    A. After a strong first six months of the fiscal year, signs of stress in the fixed income markets brought a cautious end to the first half of 2007, with US stocks and bonds both slipping in June. The summer then brought a rapid transfer of risk across asset classes, a sharp rise and subsequent retreat in equity volatility, and a signal adjustment in US monetary policy by the Federal Reserve. From a record closing high on July 19, economic worries grew so greatly that just four weeks later on August 16, the S&P benchmark briefly fell into loss position for the year. Its recovery since then brought it back close to its record, as the index surged 3.7% in September to end the third quarter with a respectable 2.0% return.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund owned the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of September 30, 2007 the four largest sectors in the S&P 500 Index were Financials (19.5%), Information Technology (15.8%), Energy (11.5%) and Healthcare (11.4%). The highest returning sector for the last twelve months was Energy (+40%) followed by Materials (+33%). The lowest returning sectors were Financials (-1%) and Consumer Discretionary (+5%).


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE LAST FISCAL YEAR?

A. Over the last twelve-month period, there were 34 index addition/deletion changes announced by Standard & Poor's that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, as many changes were as a result of a merger or acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2007 - SEPTEMBER 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                        ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                                     BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                         1,000.00                           1,084.13                            0.80

     Service Class                            1,000.00                           1,082.84                            2.11

------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------

     Investment Class                         1,000.00                           1,024.02                            0.77

     Service Class                            1,000.00                           1,022.80                            2.03
------------------------------------------------------------------------------------------------------------------------------------

  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.15% FOR INVESTMENT CLASS AND 0.40% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
 ** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 WERE AS
    FOLLOWS: 8.41% FOR INVESTMENT CLASS SHARES, AND 8.28% FOR SERVICE CLASS SHARES.

S&P 500 Index Fund
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                               Investment              S&P 500
                              Class Shares              Index
11/25/97                       $10,000.00             $10,000.00
9/98                            10,862.80              10,787.78
9/99                            13,949.31              13,787.49
9/00                            15,878.84              15,613.45
9/01                            11,618.01              11,451.14
9/02                             9,208.40               9,104.81
9/03                            11,449.31              11,330.01
9/04                            13,008.15              12,901.83
9/05                            14,579.13              14,482.49
9/06                            16,114.29              16,045.97
9/07                            18,749.90              18,684.29


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
---------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
---------------------------------------------------------------------------------------------------------
                                   ONE            FIVE           SINCE                ENDING VALUE OF A
                                   YEAR           YEAR         INCEPTION           $10,000 INVESTMENT (A)
---------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                16.36%         15.28%         6.59%                  $18,750
---------------------------------------------------------------------------------------------------------
S&P 500 Index                     16.44%         15.46%         6.56%*                 $18,684
---------------------------------------------------------------------------------------------------------



SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                                 Service              S&P 500
                              Class Shares              Index
9/05                           $10,000.00             $10,000.00
12/05                           10,202.48              10,209.46
3/06                            10,616.44              10,638.65
6/06                            10,452.58              10,485.44
9/06                            11,039.03              11,079.57
12/06                           11,762.75              11,821.78
3/07                            11,823.97              11,897.61
6/07                            12,558.59              12,644.76
9/07                            12,803.47              12,901.30

-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
-------------------------------------------------------------------------------------------------------
                                          ONE                 SINCE                ENDING VALUE OF A
                                         YEAR               INCEPTION           $10,000 INVESTMENT (A)
-------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                      15.98%               13.15%                     $12,803
-------------------------------------------------------------------------------------------------------
S&P 500 Index                           16.44%               13.58%*                    $12,901
-------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.

SECTOR ALLOCATION AS OF SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $151,400
(in thousands) as of September 30, 2007

[Pie chart omitted -- plot points are as follows:]

Financials                                            19.4%
Information Technology                                15.8%
Energy                                                11.4%
Healthcare                                            11.4%
Industrials                                           11.3%
Consumer Staples                                       9.3%
Consumer Discretionary                                 9.1%
Telecommunication Services                             3.6%
Utilities                                              3.3%
Materials                                              3.1%
Short-Term                                             2.3%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2007
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                             3.72%
--------------------------------------------------------------------------------
 General Electric Co.                                          3.08%
--------------------------------------------------------------------------------
 AT&T, Inc.                                                    1.87%
--------------------------------------------------------------------------------
 Microsoft Corp.                                               1.72%
--------------------------------------------------------------------------------
 Citigroup, Inc.                                               1.68%
--------------------------------------------------------------------------------
 Bank of America Corp.                                         1.61%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                          1.59%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                           1.46%
--------------------------------------------------------------------------------
 Chevron Corp.                                                 1.44%
--------------------------------------------------------------------------------
 Johnson & Johnson                                             1.37%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                               S&P 500 INDEX FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE


COMMON STOCK -- 97.3%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.0%

Abercrombie & Fitch Co. (Class A)      1,000   $    80,700
Amazon.Com, Inc.                       3,400       316,710(a)
Apollo Group, Inc. (Class A)           1,500        90,225(a)
Autonation, Inc.                       1,468        26,013(a)
Autozone, Inc.                           500        58,070(a)
Bed Bath & Beyond, Inc.                3,000       102,360(a)
Best Buy Company, Inc.                 4,450       204,789
Big Lots, Inc.                         1,100        32,824(a)
Black & Decker Corp.                     700        58,310
Brunswick Corp.                          900        20,574
Carnival Corp.                         4,800       232,464
CBS Corp.                              7,450       234,675
Centex Corp.                           1,300        34,541
Circuit City Stores, Inc.              1,300        10,283
Clear Channel Communications, Inc.     5,400       202,176
Coach, Inc.                            4,100       193,807(a)
Comcast Corp. (Class A)               33,988       821,830(a)
D.R. Horton, Inc.                      3,000        38,430
Darden Restaurants, Inc.               1,550        64,883
Dillard's, Inc. (Class A)                700        15,281
DIRECTV Group, Inc.                    8,300       201,524(a)
Dow Jones & Company, Inc.                700        41,790
Eastman Kodak Co.                      3,100        82,956
Family Dollar Stores, Inc.             1,800        47,808
Ford Motor Co.                        23,277       197,622(a)
Fortune Brands, Inc.                   1,700       138,533
Gannett Company, Inc.                  2,500       109,250
General Motors Corp.                   6,212       227,980
Genuine Parts Co.                      1,800        90,000
Goodyear Tire & Rubber Co.             2,300        69,943(a)
H&R Block, Inc.                        3,400        72,012
Harley-Davidson, Inc.                  2,800       129,388
Harman International Industries Inc.     700        60,564
Harrah's Entertainment, Inc.           2,100       182,553
Hasbro, Inc.                           1,750        48,790
Hilton Hotels Corp.                    4,300       199,907
Home Depot, Inc.                      18,700       606,628
IAC/InterActiveCorp.                   2,400        71,208(a)
International Game Technology          3,700       159,470
Interpublic Group of
   Companies, Inc.                     5,000        51,900(a)
J.C. Penney Company, Inc.              2,500       158,425
Johnson Controls, Inc.                 2,200       259,842
Jones Apparel Group, Inc.              1,100        23,243
KB Home                                  900        22,554
Kohl's Corp.                           3,500       200,655(a)
Leggett & Platt, Incorporated          1,900        36,404
Lennar Corp. (Class A)                 1,500        33,975
Limited Brands, Inc.                   3,626        82,999



                                      NUMBER
                                   OF SHARES         VALUE
Liz Claiborne Inc.                     1,200  $     41,196
Lowe's Companies, Inc.                16,100       451,122
Macy's, Inc.                           4,982       161,018
Marriott International Inc. (Class A)  3,600       156,492
Mattel, Inc.                           4,500       105,570
McDonald's Corp.                      12,989       707,511
McGraw-Hill Companies Inc.             3,700       188,367
Meredith Corp.                           400        22,920
New York Times Co. (Class A)           1,600        31,616
Newell Rubbermaid Inc.                 3,015        86,892
News Corp. (Class A)                  25,700       565,143
Nike Inc. (Class B)                    4,100       240,506
Nordstrom, Inc.                        2,100        98,469
Office Depot, Inc.                     3,000        61,860(a)
OfficeMax, Inc.                          800        27,416
Omnicom Group, Inc.                    3,600       173,124
Polo Ralph Lauren Corp. (Class A)        700        54,425
Pulte Homes, Inc.                      2,400        32,664
RadioShack Corp.                       1,500        30,990
Sears Holdings Corp.                     829       105,449(a)
Snap-On Incorporated                     700        34,678
Staples, Inc.                          7,850       168,696
Starbucks Corp.                        8,000       209,600(a)
Starwood Hotels & Resorts
   Worldwide, Inc.                     2,400       145,800
Target Corp.                           9,400       597,558
The E.W. Scripps Co. (Class A)         1,000        42,000
The Gap, Inc.                          5,662       104,407
The Sherwin-Williams Co.               1,200        78,852
The Stanley Works                        900        50,517
The Walt Disney Co.                   21,200       729,068
Tiffany & Co.                          1,400        73,290
Time Warner, Inc.                     40,750       748,170(h)
TJX Companies, Inc.                    5,000       145,350
Tribune Co.                            1,034        28,249
VF Corp.                               1,000        80,750
Viacom Inc. (Class B)                  7,550       294,224(a)
Wendy's International, Inc.            1,000        34,910
Whirlpool Corp.                          871        77,606
Wyndham Worldwide Corp.                2,027        66,404
Yum! Brands, Inc.                      5,900       199,597
                                                13,699,344

CONSUMER STAPLES -- 9.3%

Altria Group, Inc.                    23,000     1,599,190(h)
Anheuser-Busch Companies, Inc.         8,400       419,916
Archer-Daniels-Midland Co.             7,308       241,749
Avon Products, Inc.                    4,900       183,897
Brown-Forman Corp. (Class B)             900        67,419
Campbell Soup Co.                      2,300        85,100
Clorox Co.                             1,500        91,485
Coca-Cola Enterprises, Inc.            3,100        75,082
Colgate-Palmolive Co.                  5,600       399,392
ConAgra Foods, Inc.                    5,600       146,328
Constellation Brands, Inc. (Class A)   2,200        53,262(a)
Costco Wholesale Corp.                 4,900       300,713
CVS Corp.                             16,181       641,253


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

Dean Foods Co.                         1,500  $     38,370
General Mills, Inc.                    3,600       208,836
HJ Heinz Co.                           3,500       161,700
Kellogg Co.                            2,900       162,400
Kimberly-Clark Corp.                   4,700       330,222
Kraft Foods, Inc. (Class A)           17,262       595,712
McCormick & Company, Inc.              1,400        50,358
Molson Coors Brewing Co. (Class B)       700        69,769
Pepsi Bottling Group, Inc.             1,400        52,038
PepsiCo, Inc.                         17,810     1,304,761
Procter & Gamble Co.                  34,195     2,405,276
Reynolds American Inc.                 1,900       120,821
Safeway Inc.                           4,900       162,239
Sara Lee Corp.                         7,906       131,951
Supervalu Inc.                         2,189        85,393
Sysco Corp.                            6,700       238,453
The Coca-Cola Co.                     22,000     1,264,340(h)
The Estee Lauder Companies
   Inc. (Class A)                      1,300        55,198
The Hershey Co.                        1,900        88,179
The Kroger Co.                         7,800       222,456
Tyson Foods, Inc. (Class A)            2,800        49,980
UST Inc.                               1,700        84,320
Walgreen Co.                          11,000       519,640
Wal-Mart Stores, Inc.                 26,500     1,156,725
Whole Foods Market, Inc.               1,600        78,336
WM Wrigley Jr. Co.                     2,400       154,152
                                                14,096,411

ENERGY -- 11.4%

Anadarko Petroleum Corp.               5,074       272,728
Apache Corp.                           3,612       325,297
Baker Hughes Incorporated              3,570       322,621
BJ Services Co.                        3,200        84,960
Chesapeake Energy Corp.                4,500       158,670
Chevron Corp.                         23,314     2,181,724
ConocoPhillips                        17,916     1,572,487
Consol Energy, Inc.                    2,000        93,200
Devon Energy Corp.                     4,928       410,010
El Paso Corp.                          7,483       126,986
ENSCO International Inc.               1,600        89,760
EOG Resources, Inc.                    2,700       195,291
Exxon Mobil Corp.                     60,816     5,629,129(h)
Halliburton Co.                        9,945       381,888
Hess Corp.                             3,000       199,590
Marathon Oil Corp.                     7,482       426,624
Murphy Oil Corp.                       2,100       146,769
Nabors Industries Ltd.                 3,100        95,387(a)
National Oilwell Varco, Inc.           1,900       274,550(a)
Noble Corp.                            3,000       147,150
Occidental Petroleum Corp.             9,200       589,536
Peabody Energy Corp.                   3,000       143,610
Rowan Companies, Inc.                  1,200        43,896
Schlumberger Ltd.                     13,100     1,375,500
Smith International, Inc.              2,200       157,080
Spectra Energy Corp.                   7,054       172,682
Sunoco, Inc.                           1,300        92,014



                                      NUMBER
                                   OF SHARES         VALUE

Tesoro Corp.                           1,500  $     69,030
The Williams Companies, Inc.           6,500       221,390
Transocean Inc.                        3,151       356,220(a)
Valero Energy Corp.                    6,000       403,080
Weatherford International Ltd.         3,700       248,566(a)
XTO Energy, Inc.                       4,166       257,625
                                                17,265,050

FINANCIALS -- 19.3%

ACE Ltd.                               3,600       218,052
AFLAC Incorporated                     5,300       302,312
Allstate Corp.                         6,400       366,016
AMBAC Financial Group, Inc.            1,150        72,347
American Capital Strategies Ltd.       2,000        85,460
American Express Co.                  13,100       777,747(h)
American International Group, Inc.    28,138     1,903,536(h)
Ameriprise Financial, Inc.             2,560       161,562
AON Corp.                              3,300       147,873
Apartment Investment &
   Management Co. (Class A) (REIT)     1,000        45,130
Archstone-Smith Trust (REIT)           2,400       144,336
Assurant, Inc.                         1,100        58,850
AvalonBay Communities, Inc. (REIT)       900       106,254
Bank of America Corp.                 48,556     2,440,910(h)
Bank of New York Mellon Corp.         12,441       549,146
BB&T Corp.                             6,000       242,340
Boston Properties, Inc. (REIT)         1,300       135,070
Capital One Financial Corp.            4,569       303,519
CB Richard Ellis
   Group, Inc. (Class A)               2,000        55,680(a)
Charles Schwab Corp.                  10,200       220,320
Chubb Corp.                            4,500       241,380
Cincinnati Financial Corp.             1,838        79,604
CIT Group, Inc.                        2,100        84,420
Citigroup, Inc.                       54,513     2,544,122
CME Group Inc.                           613       360,045
Comerica Incorporated                  1,650        84,612
Commerce Bancorp Inc.                  2,000        77,560
Countrywide Financial Corp.            6,398       121,626
Developers Diversified
   Realty Corp. (REIT)                 1,300        72,631
Discover Financial Services            5,650       117,520(a)
E*Trade Financial Corp.                4,600        60,076(a)
Equity Residential (REIT)              3,100       131,316
Federal Home Loan
   Mortgage Corp.                      7,100       418,971
Federal National Mortgage Assoc.      10,600       644,586
Federated Investors Inc. (Class B)       900        35,730
Fifth Third Bancorp                    6,019       203,924
First Horizon National Corp.           1,300        34,658
Franklin Resources, Inc.               1,800       229,500
General Growth
   Properties, Inc. (REIT)             2,600       139,412
Genworth Financial, Inc. (Class A)     5,000       153,650
Goldman Sachs Group, Inc.              4,400       953,656
Hartford Financial Services
   Group, Inc.                         3,500       323,925


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE



Host Hotels & Resorts Inc. (REIT)      5,800  $    130,152
Hudson City Bancorp, Inc.              5,200        79,976
Huntington Bancshares
   Incorporated                        3,878        65,848
IntercontinentalExchange, Inc.           700       106,330(a)
Janus Capital Group, Inc.              2,000        56,560
JP Morgan Chase & Co.                 37,080     1,699,006
Keycorp                                4,400       142,252
Kimco Realty Corp. (REIT)              2,700       122,067
Legg Mason, Inc.                       1,400       118,006
Lehman Brothers Holdings, Inc.         5,800       358,034
Leucadia National Corp.                1,700        81,974
Lincoln National Corp.                 2,922       192,764
Loews Corp.                            4,900       236,915
M&T Bank Corp.                           800        82,760
Marsh & McLennan
   Companies, Inc.                     6,000       153,000
Marshall & Ilsley Corp.                2,900       126,933
MBIA Inc.                              1,400        85,470
Merrill Lynch & Company, Inc.          9,400       670,032
Metlife, Inc.                          8,100       564,813
MGIC Investment Corp.                    900        29,079
Moody's Corp.                          2,500       126,000
Morgan Stanley                        11,600       730,800
National City Corp.                    7,100       178,139
Northern Trust Corp.                   2,100       139,167
Plum Creek Timber
   Company, Inc. (REIT)                2,000        89,520
PNC Financial Services Group, Inc.     3,800       258,780
Principal Financial Group, Inc.        2,900       182,961
Prologis (REIT)                        2,800       185,780
Prudential Financial, Inc.             5,100       497,658
Public Storage, Inc. (REIT)            1,300       102,245
Regions Financial Corp.                7,873       232,096
Safeco Corp.                           1,100        67,342
Simon Property Group, Inc. (REIT)      2,500       250,000
SLM Corp.                              4,500       223,515
Sovereign Bancorp, Inc.                3,865        65,860
State Street Corp.                     4,400       299,904(e)
SunTrust Banks, Inc.                   3,900       295,113
Synovus Financial Corp.                3,500        98,175
T Rowe Price Group, Inc.               2,900       161,501
The Bear Stearns Companies Inc.        1,320       162,109
The Progressive Corp.                  8,000       155,280
Torchmark Corp.                        1,000        62,320
Travelers Companies, Inc.              7,376       371,308
UnumProvident Corp.                    4,046        99,006
US Bancorp                            19,206       624,771
Vornado Realty Trust (REIT)            1,400       153,090
Wachovia Corp.                        20,924     1,049,339
Washington Mutual Inc.                 9,714       343,001
Wells Fargo & Co.                     36,500     1,300,130
XL Capital Ltd.                        2,000       158,400
Zions Bancorporation                   1,200        82,404
                                                29,297,069



                                      NUMBER
                                   OF SHARES         VALUE

HEALTHCARE -- 11.3%

Abbott Laboratories                   16,800   $   900,816(h)
Aetna, Inc.                            5,600       303,912
Allergan, Inc.                         3,400       219,198
AmerisourceBergen Corp.                2,044        92,654
Amgen, Inc.                           11,876       671,825(a)
Applera Corp - Applied
   Biosystems Group                    2,100        72,744
Barr Pharmaceuticals, Inc.             1,200        68,292(a)
Bausch & Lomb Inc.                       600        38,400
Baxter International, Inc.             7,100       399,588
Becton Dickinson & Co.                 2,700       221,535
Biogen Idec, Inc.                      3,100       205,623(a)
Boston Scientific Corp.               14,439       201,424(a)
Bristol-Myers Squibb Co.              21,400       616,748
C.R. Bard, Inc.                        1,100        97,009
Cardinal Health, Inc.                  3,975       248,557
Celgene Corp.                          4,200       299,502(a)
Cigna Corp.                            3,100       165,199
Coventry Healthcare, Inc.              1,700       105,757(a)
Covidien Ltd.                          5,541       229,952(a)
Eli Lilly & Co.                       10,900       620,537(h)
Express Scripts, Inc.                  2,800       156,296(a)
Forest Laboratories, Inc.              3,500       130,515(a)
Genzyme Corp.                          2,900       179,684(a)
Gilead Sciences, Inc.                 10,200       416,874(a)
Hospira, Inc.                          1,800        74,610(a)
Humana Inc.                            1,800       125,784(a)
IMS Health Inc.                        2,288        70,104
Johnson & Johnson                     31,668     2,080,588(h)
King Pharmaceuticals, Inc.             2,766        32,417(a)
Laboratory Corp of
   America Holdings                    1,300       101,699(a)
Manor Care, Inc.                         800        51,520
McKesson Corp.                         3,144       184,836
Medco Health Solutions, Inc.           2,894       261,589(a)
Medtronic Inc.                        12,400       699,484
Merck & Company, Inc.                 23,800     1,230,222
Millipore Corp.                          600        45,480(a)
Mylan Laboratories Inc.                2,600        41,496
Patterson Companies, Inc.              1,600        61,776(a)
PerkinElmer, Inc.                      1,400        40,894
Pfizer Inc.                           75,869     1,853,480(h)
Quest Diagnostics Inc.                 1,700        98,209
Schering-Plough Corp.                 17,700       559,851
St. Jude Medical, Inc.                 3,700       163,059(a)
Stryker Corp.                          2,600       178,776
Tenet Healthcare Corp.                 5,300        17,808(a)
Thermo Electron Corp.                  4,600       265,512(a)
UnitedHealth Group, Inc.              14,600       707,078
Varian Medical Systems, Inc.           1,500        62,835(a)
Waters Corp.                           1,100        73,612(a)
Watson Pharmaceuticals, Inc.           1,200        38,880(a)
WellPoint, Inc.                        6,700       528,764(a)
Wyeth                                 14,800       659,340(h)
Zimmer Holdings, Inc.                  2,590       209,764(a)
                                                17,182,108


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

INDUSTRIALS -- 11.2%

Allied Waste Industries, Inc.          2,900      $ 36,975(a)
American Standard Companies, Inc.      1,900        67,678
Avery Dennison Corp.                   1,000        57,020
Boeing Co.                             8,600       902,914
Burlington Northern
   Santa Fe Corp.                      3,300       267,861
Caterpillar, Inc.                      7,000       549,010
CH Robinson Worldwide, Inc.            1,800        97,722
Cintas Corp.                           1,500        55,650
Cooper Industries Ltd.                 2,000       102,180
CSX Corp.                              4,800       205,104
Cummins, Inc.                          1,100       140,679
Danaher Corp.                          2,600       215,046
Deere & Co.                            2,500       371,050
Dover Corp.                            2,200       112,090
Eaton Corp.                            1,600       158,464
Emerson Electric Co.                   8,800       468,336
Equifax, Inc.                          1,600        60,992
FedEx Corp.                            3,400       356,150
Fluor Corp.                            1,000       143,980
General Dynamics Corp.                 4,500       380,115
General Electric Co.                 112,600     4,661,640(h,m)
Goodrich Corp.                         1,400        95,522
Honeywell International Inc.           8,150       484,681
Illinois Tool Works Inc.               4,500       268,380
Ingersoll-Rand Company
   Ltd. (Class A)                      3,300       179,751
ITT Corp.                              2,000       135,860
L-3 Communications Holdings, Inc.      1,400       142,996
Lockheed Martin Corp.                  3,900       423,111
Masco Corp.                            4,200        97,314
Monster Worldwide, Inc.                1,500        51,090(a)
Norfolk Southern Corp.                 4,400       228,404
Northrop Grumman Corp.                 3,784       295,152
Paccar Inc.                            2,750       234,438
Pall Corp.                             1,400        54,460
Parker Hannifin Corp.                  1,300       145,379
Pitney Bowes Inc.                      2,500       113,550
Precision Castparts Corp.              1,500       221,970
Raytheon Co.                           4,900       312,718
Robert Half International Inc.         1,900        56,734
Rockwell Automation, Inc.              1,700       118,167
Rockwell Collins, Inc.                 1,800       131,472
RR Donnelley & Sons Co.                2,500        91,400
Ryder System, Inc.                       600        29,400
Southwest Airlines Co.                 8,350       123,580
Terex Corp.                            1,100        97,922(a)
Textron Inc.                           2,800       174,188
3M Co.                                 7,900       739,282
Tyco International Ltd.                5,541       245,688
Union Pacific Corp.                    3,000       339,180
United Parcel Service Inc. (Class B)  11,600       871,160
United Technologies Corp.             10,900       877,232
W.W. Grainger, Inc.                      800        72,952
Waste Management, Inc.                 5,670       213,986
                                                17,077,775


                                      NUMBER
                                   OF SHARES         VALUE

INFORMATION TECHNOLOGY -- 15.8%

Adobe Systems Incorporated             6,400  $    279,424(a)
Advanced Micro Devices, Inc.           5,800        76,560(a)
Affiliated Computer
   Services, Inc. (Class A)            1,000        50,240(a)
Agilent Technologies, Inc.             4,255       156,924(a)
Akamai Technologies, Inc.              1,700        48,841(a)
Altera Corp.                           3,900        93,912
Analog Devices, Inc.                   3,600       130,176
Apple Computer, Inc.                   9,500     1,458,630(a)
Applied Materials, Inc.               15,400       318,780
Autodesk, Inc.                         2,600       129,922(a)
Automatic Data Processing, Inc.        6,000       275,580
Avaya, Inc.                            4,940        83,782(a)
BMC Software, Inc.                     2,200        68,706(a)
Broadcom Corp. (Class A)               5,100       185,844(a)
CA, Inc.                               4,150       106,738
Ciena Corp.                              957        36,442(a)
Cisco Systems, Inc.                   66,700     2,208,437(a,h)
Citrix Systems, Inc.                   2,000        80,640(a)
Cognizant Technology
   Solutions Corp. (Class A)           1,600       127,632(a)
Computer Sciences Corp.                1,900       106,210(a)
Compuware Corp.                        3,500        28,070(a)
Convergys Corp.                        1,500        26,040(a)
Corning Incorporated                  17,100       421,515
Dell, Inc.                            25,000       690,000(a)
eBay, Inc.                            12,300       479,946(a)
Electronic Arts, Inc.                  3,300       184,767(a)
Electronic Data Systems Corp.          5,800       126,672
EMC Corp.                             23,262       483,850(a)
Fidelity National Information
   Services, Inc.                      1,900        84,303
Fiserv, Inc.                           1,800        91,548(a)
Google, Inc. (Class A)                 2,526     1,432,924(a)
Hewlett-Packard Co.                   28,228     1,405,472
Intel Corp.                           64,000     1,655,040(h)
International Business
   Machines Corp.                     14,900     1,755,220(h)
Intuit Inc.                            3,900       118,170(a)
Jabil Circuit, Inc.                    2,100        47,964
JDS Uniphase Corp.                     2,350        35,156(a)
Juniper Networks, Inc.                 5,500       201,355(a)
Kla-Tencor Corp.                       2,100       117,138
Lexmark International Inc. (Class A)   1,000        41,530(a)
Linear Technology Corp.                2,500        87,475
LSI Logic Corp.                        8,100        60,102(a)
MEMC Electronic Materials, Inc.        2,500       147,150(a)
Microchip Technology Inc.              2,300        83,536
Micron Technology, Inc.                8,000        88,800(a)
Microsoft Corp.                       88,400     2,604,264(h)
Molex, Inc.                            1,450        39,048
Motorola, Inc.                        25,561       473,645
National Semiconductor Corp.           2,500        67,800
NCR Corp.                              2,000        99,600(a)
Network Appliance, Inc.                4,200       113,022(a)
Novell, Inc.                           4,400        33,616(a)



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

Novellus Systems, Inc.                 1,400  $     38,164(a)
Nvidia Corp.                           6,000       217,440(a)
Oracle Corp.                          43,207       935,431(a)
Paychex, Inc.                          3,800       155,800
QLogic Corp.                           1,600        21,520(a)
QUALCOMM, Inc.                        18,400       777,584
SanDisk Corp.                          2,600       143,260(a)
Solectron Corp.                       10,700        41,730(a)
Sun Microsystems, Inc.                39,400       221,034(a)
Symantec Corp.                         9,959       193,005(a)
Tektronix, Inc.                          800        22,192
Tellabs, Inc.                          4,900        46,648(a)
Teradyne, Inc.                         2,200        30,360(a)
Texas Instruments Incorporated        15,800       578,122
Tyco Electronics Ltd.                  5,541       196,318
Unisys Corp.                           3,600        23,832(a)
VeriSign Inc.                          2,600        87,724(a)
Western Union Co.                      8,550       179,294
Xerox Corp.                           10,200       176,868(a)
Xilinx, Inc.                           3,400        88,876
Yahoo! Inc.                           14,700       394,548(a)
                                                23,917,908

MATERIALS -- 3.1%

Air Products & Chemicals, Inc.         2,400       234,624
Alcoa, Inc.                            9,584       374,926
Allegheny Technologies
   Incorporated                        1,100       120,945
Ashland, Inc.                            600        36,126
Ball Corp.                             1,100        59,125
Bemis Co.                              1,300        37,843
Domtar Corp.                              12            98(a)
Dow Chemical Co.                      10,494       451,872
E.I. du Pont de Nemours and Co.       10,203       505,661
Eastman Chemical Co.                     900        60,057
Ecolab Inc.                            1,900        89,680
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 4,174       437,811
Hercules Incorporated                  1,400        29,428
International Flavors &
   Fragrances Inc.                       800        42,288
International Paper Co.                4,775       171,279
MeadWestvaco Corp.                     2,000        59,060
Monsanto Co.                           6,006       514,954
Newmont Mining Corp.                   4,900       219,177
Nucor Corp.                            3,200       190,304
Pactiv Corp.                           1,300        37,258(a)
PPG Industries, Inc.                   1,800       135,990
Praxair, Inc.                          3,500       293,160
Rohm & Haas Co.                        1,500        83,505
Sealed Air Corp.                       1,900        48,564
Sigma-Aldrich Corp.                    1,400        68,236
Temple-Inland Inc.                     1,200        63,156
United States Steel Corp.              1,300       137,722
Vulcan Materials Co.                   1,000        89,150
Weyerhaeuser Co.                       2,345       169,544
                                                 4,761,543



                                      NUMBER
                                   OF SHARES         VALUE

TELECOMMUNICATION SERVICES -- 3.6%

Alltel Corp.                           3,800   $   264,784
AT&T, Inc.                            66,831     2,827,620(h)
CenturyTel, Inc.                       1,200        55,464
Citizens Communications Co.            3,500        50,120
Embarq Corp.                           1,635        90,906
Qwest Communications
   International Inc.                 16,717       153,128(a)
Sprint Nextel Corp. (Series 1)        31,501       598,519
Verizon Communications Inc.           31,766     1,406,598
Windstream Corp.                       5,118        72,266
                                                 5,519,405

UTILITIES -- 3.3%

Allegheny Energy, Inc.                 1,800        94,068(a)
Ameren Corp.                           2,200       115,500
American Electric Power
   Company, Inc.                       4,340       199,987
Centerpoint Energy, Inc.               3,400        54,502
CMS Energy Corp.                       2,300        38,686
Consolidated Edison, Inc.              3,000       138,900
Constellation Energy
   Group, Inc.                         2,000       171,580
Dominion Resources, Inc.               3,200       269,760
DTE Energy Co.                         1,900        92,036
Duke Energy Corp.                     13,808       258,071
Dynegy, Inc. (Class A)                 4,600        42,504(a)
Edison International                   3,600       199,620
Entergy Corp.                          2,200       238,238
Exelon Corp.                           7,350       553,896
FirstEnergy Corp.                      3,331       210,985
FPL Group, Inc.                        4,500       273,960
Integrys Energy Group, Inc.              795        40,728
Nicor Inc.                               400        17,160
NiSource Inc.                          3,147        60,233
PG&E Corp.                             3,800       181,640
Pinnacle West Capital Corp.            1,100        43,461
PPL Corp.                              4,200       194,460
Progress Energy, Inc.                  2,875       134,694
Public Service Enterprise
   Group, Inc.                         2,800       246,372
Questar Corp.                          1,800        94,554
Sempra Energy                          2,850       165,642
TECO Energy, Inc.                      2,500        41,075
The AES Corp.                          7,300       146,292(a)
The Southern Co.                       8,200       297,496
TXU Corp.                              5,000       342,350
Xcel Energy Inc.                       4,315        92,945
                                                 5,051,395

TOTAL INVESTMENTS IN SECURITIES
   (COST $114,970,779)                         147,868,008


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 2.3%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 2.2%

GEI Short Term Investment Fund
5.43%                              3,323,781   $ 3,323,781(d,l)
Money Market Obligations Trust
5.18%                                 10,238        10,238(o)

                                   PRINCIPAL
                                      AMOUNT
--------------------------------------------------------------------------------

U.S. GOVERNMENT -- 0.1%
U.S. Treasury Bill
4.22%       12/06/07                $200,000       198,453

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,532,472)                             3,532,472


TOTAL INVESTMENTS
   (COST $118,503,251)                         151,400,480

OTHER ASSETS AND LIABLITES,
   NET -- 0.4%                                     561,060
                                               -----------

NET ASSETS-- 100.0%                           $151,961,540
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at September 30, 2007:


                                   NUMBER     CURRENT
                   EXPIRATION        OF       NOTIONAL      UNREALIZED
DESCRIPTION           DATE        CONTRACTS     VALUE      APPRECIATION
--------------------------------------------------------------------------------

S&P Mini 500
  Index Future   December 2007       44     $3,383,820      $88,418



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Value Equity Fund                                                            Q&A
--------------------------------------------------------------------------------


THE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q. HOW DID THE GE INSTITUTIONAL VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Institutional Value Equity Fund returned 18.94% for the Investment Class shares and 18.69% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 16.44% and the Fund's Lipper group of 817 Large-Cap Core Funds returned an average of 15.96% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the past 12-month period, stocks rallied amid strong corporate earnings, record M&A activity, cooling inflation worries and an absence of Fed tightening. The S&P 500's +16.4% increase occurred despite the challenges of slowing economic growth, declining home values, a weakening dollar and rising oil prices. The market's climb was interrupted by global liquidity concerns in February, and again in late June and July of 2007, amid a credit crunch brought about by rising sub-prime mortgage defaults. However, a Fed cut in short term interest rates propelled the markets higher, and the Dow ended the year at a record high of 14,109.

    S&P 500 sectors tilted toward global infrastructure investment and booming commodity prices outperformed, including energy (+43%), materials (+36%) and industrials (+24%). Telecom (+29%) also rallied on the strength of continued restructuring improvements and sector consolidation. Technology (+23%) showed strength as strong free cash flow, a bottom in the semi-inventory cycle and increased enterprise spending all contributed to a better earnings outlook. Financials (+2%) lagged the most, facing credit cycle headwinds and anxiety stemming from leveraged speculation in the debt market. Consumer discretionary (+6%) and healthcare (+9%) also lagged the broad market.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund was well positioned to withstand the financial market turmoil due to an underweight in the companies most exposed to seizing credit markets, including those in the banks, capital markets, consumer finance and mortgage industries. Sidestepping the worst of the fallout from the sub-prime debacle enabled the Fund's financial holdings to return +5.8% vs. +1.7% for the benchmark sector. Within industrials, strength in ABB (101%), Deere (+80%) and Eaton (+47%) drove performance. The industrials rallied amid strong demand for global



PICTURED TO THE LEFT:
PAUL C. REINHARDT

[Photo omitted]

Value Equity Fund                                                            Q&A
--------------------------------------------------------------------------------

    infrastructure investments, as did Freeport-McMoran (+106%), a leading global gold and copper miner. Within utilities, Constellation Energy Group (+48%) gained on an improved outlook for wholesale electricity pricing. The Fund's focus on high-quality multinational consumer stocks was rewarded with key contributions from Procter & Gamble (+16%) and Phillips Electronics (+31%). Strong stock selection within information technology also aided returns, with IBM (+46%), Cisco (+44%), First Data (+41%) and Intel (+28%) all contributing to outperformance in this sector.

    Partially offsetting the broad-based strength in Fund performance were negative contributions from the healthcare, energy and consumer staples sectors. Despite the fact that Medco (+50%) was among the Fund's top contributors this year, its strength was not enough to offset weakness in Amgen (-21%) and Wyeth (-11%). Amgen languished amid safety concerns regarding its anemia drugs, and increased FDA scrutiny. However, we continued to like both Amgen's pipeline of new biotech products and its low stock valuation. Within energy, despite strong performance from the Fund's energy service holdings, most notably Transocean (+54%), and solid results from our oil and gas picks, underperformance in this sector was primarily a result of "not owning enough", as virtually all names in this space performed well. Finally, consumer staples companies Clorox (-1%) and General Mills (+5%) lagged amid rising commodity cost pressures.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE LAST FISCAL YEAR?

A. There were no significant changes to the Fund over the last fiscal year. Our process has remained consistent, and we continued to employ a bottom-up relative value discipline to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund remained positioned for a moderate slowdown in economic growth. The case for slowing growth was bolstered during the period as rising delinquencies in sub-prime mortgages and higher interest rates have dampened the outlook for home-price appreciation and consumer spending.

    We have increased technology, consumer staples and healthcare as a percentage of the Fund's portfolio holdings. We believe companies in these sectors will show strong earnings growth despite a slowing economy. We also continue to emphasize larger companies that can compete globally. Over the last fiscal year, many of these holdings were selling at discounts or on par with smaller, more U.S.-centric companies. Thus, the holdings include dominant competitors in the household products, semiconductor and software industries. Over time, we expect the relative valuations to increase.

Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2007 - SEPTEMBER 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                        ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                                     BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                         1,000.00                           1,103.91                            2.25

     Service Class                            1,000.00                           1,103.20                            3.57

------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------

     Investment Class                         1,000.00                           1,022.69                            2.15

     Service Class                            1,000.00                           1,021.47                            3.41
------------------------------------------------------------------------------------------------------------------------------------

  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.42% FOR INVESTMENT CLASS AND 0.67% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
 ** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 WERE AS
    FOLLOWS: 10.39% FOR INVESTMENT CLASS SHARES, AND 10.32% FOR SERVICE CLASS SHARES.

Value Equity Fund
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                               Investment               S&P 500
                              Class Shares               Index
2/2/00                         $10,000.00             $10,000.00
3/00                            10,550.00              10,788.83
9/00                            10,389.99              10,377.68
3/01                             9,588.65               8,431.20
9/01                             8,763.60               7,611.15
3/02                             9,807.11               8,448.53
9/02                             7,304.47               6,051.63
3/03                             7,575.65               6,356.85
9/03                             8,774.53               7,530.64
3/04                             9,927.70               8,590.78
9/04                             9,948.62               8,575.37
3/05                            10,696.57               9,165.64
9/05                            11,091.16               9,625.97
3/06                            11,752.18              10,240.73
9/06                            12,468.38              10,665.16
3/07                            13,434.42              11,452.61
9/07                            14,830.36              12,418.76


----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
----------------------------------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 02/02/00)
----------------------------------------------------------------------------------------------------------
                                   ONE           FIVE           SINCE                ENDING VALUE OF A
                                   YEAR          YEAR         INCEPTION           $10,000 INVESTMENT (A)
----------------------------------------------------------------------------------------------------------
Value Equity Fund                 18.94%         15.22%         5.28%                  $14,830
----------------------------------------------------------------------------------------------------------
S&P 500 Index                     16.44%         15.46%         2.87%*                 $12,419
----------------------------------------------------------------------------------------------------------



SERVICE CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                                 Service               S&P 500
                              Class Shares               Index
9/05                           $10,000.00             $10,000.00
12/05                           10,140.52              10,209.46
3/06                            10,590.34              10,638.65
6/06                            10,541.45              10,485.44
9/06                            11,216.18              11,079.57
12/06                           11,959.26              11,821.78
3/07                            12,066.62              11,897.61
6/07                            12,925.45              12,644.76
9/07                            13,311.93              12,901.30


-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
-----------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 09/30/05)
-----------------------------------------------------------------------------------------------------------
                                                ONE           SINCE                ENDING VALUE OF A
                                               YEAR         INCEPTION           $10,000 INVESTMENT (A)
-----------------------------------------------------------------------------------------------------------
Value Equity Fund                             18.69%         15.38%                     $13,312
-----------------------------------------------------------------------------------------------------------
S&P 500 Index                                 16.44%         13.58%*                    $12,901
-----------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

SECTOR ALLOCATION AS OF SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $109,028
(in thousands) as of September 30, 2007

[Pie chart omitted -- plot points are as follows:]

Information Technology                                20.1%
Financials                                            16.8%
Consumer Staples                                      14.2%
Healthcare                                            11.4%
Industrials                                           10.2%
Energy                                                 9.7%
Consumer Discretionary                                 7.8%
Utilities                                              4.1%
Materials                                              3.0%
Telecommunication Services                             2.3%
Short-Term                                             0.4%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2007
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                               4.50%
--------------------------------------------------------------------------------
 American International Group, Inc.                              3.36%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                            3.08%
--------------------------------------------------------------------------------
 Microsoft Corp.                                                 2.83%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                                   2.82%
--------------------------------------------------------------------------------
 Citigroup, Inc.                                                 2.68%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                              2.39%
--------------------------------------------------------------------------------
 Oracle Corp.                                                    2.38%
--------------------------------------------------------------------------------
 Amgen, Inc.                                                     2.11%
--------------------------------------------------------------------------------
 International Business Machines Corp.                           2.10%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

VALUE EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
COMMON STOCK -- 96.6%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 7.8%

Bed Bath & Beyond, Inc.               12,443   $   424,555(a)
Comcast Corp. (Class A)               32,461       777,766(a)
General Motors Corp.                  12,624       463,301
Koninklijke Philips
   Electronics N.V. ADR               23,333     1,048,585
News Corp. (Class A)                  43,641       959,666
OfficeMax, Inc.                        3,606       123,578
Omnicom Group, Inc.                   47,248     2,272,156
Starwood Hotels & Resorts
   Worldwide, Inc.                     9,920       602,640
Time Warner, Inc.                     99,186     1,821,055
                                                 8,493,302

CONSUMER STAPLES -- 14.2%

Clorox Co.                            31,739     1,935,762
Diageo PLC ADR                         6,312       553,752
General Mills, Inc.                   34,263     1,987,597
Kellogg Co.                            1,983       111,048
Kimberly-Clark Corp.                  27,411     1,925,897
McCormick & Company, Inc.              1,623        58,379
Nestle S.A. ADR                        6,672       746,597
PepsiCo, Inc.                         42,018     3,078,239
Procter & Gamble Co.                  47,789     3,361,478
Sara Lee Corp.                        25,788       430,402
The Coca-Cola Co.                      8,115       466,369
Wal-Mart Stores, Inc.                 18,034       787,184
                                                15,442,704

ENERGY -- 9.7%

Apache Corp.                           8,295       747,048
Devon Energy Corp.                     6,672       555,110
Exxon Mobil Corp.                     53,019     4,907,439
Halliburton Co.                       27,051     1,038,758
Hess Corp.                            20,017     1,331,731
Nabors Industries Ltd.                 4,509       138,742(a)
Occidental Petroleum Corp.             8,115       520,009
Transocean Inc.                       12,083     1,365,983(a)
                                                10,604,820

FINANCIALS -- 16.2%

ACE Ltd.                              10,820       655,367
Allstate Corp.                        24,887     1,423,288
American International Group, Inc.    54,100     3,659,865
AON Corp.                             20,738       929,270
Bank of America Corp.                 19,836       997,156
Bank of New York Mellon Corp.         30,657     1,353,200
BlackRock Inc. (Class A)               2,885       500,288




                                      NUMBER
                                   OF SHARES         VALUE

Chubb Corp.                           17,492   $   938,271
Citigroup, Inc.                       62,577     2,920,469
Federal Home Loan
   Mortgage Corp.                     32,821     1,936,767
Metlife, Inc.                         19,837     1,383,234
State Street Corp.                    13,886       946,470(e)
                                                17,643,645

HEALTHCARE -- 11.4%

Aetna, Inc.                           16,411       890,625
Amgen, Inc.                           40,576     2,295,384(a)
Baxter International, Inc.            18,034     1,014,953
Bristol-Myers Squibb Co.              25,248       727,647
DaVita, Inc.                          15,689       991,231(a)
GlaxoSmithKline PLC ADR               12,605       670,586
Johnson & Johnson                     12,443       817,505
McKesson Corp.                        16,230       954,162
Medco Health Solutions, Inc.           6,132       554,271(a)
Novartis AG ADR                        4,148       227,974
Pfizer Inc.                           22,539       550,628
Thermo Electron Corp.                  7,755       447,619(a)
UnitedHealth Group, Inc.               9,017       436,693
Wyeth                                 40,936     1,823,699
                                                12,402,977

INDUSTRIALS -- 7.8%

ABB Ltd. ADR                          28,854       756,840
Cooper Industries Ltd.                18,034       921,357
Deere & Co.                            8,115     1,204,428
Eaton Corp.                            6,853       678,721
General Dynamics Corp.                18,033     1,523,247
ITT Corp.                              6,853       465,524
Northrop Grumman Corp.                 3,969       309,582
Pitney Bowes Inc.                      8,475       384,934
Rockwell Collins, Inc.                 3,426       250,235
3M Co.                                16,230     1,518,803
United Technologies Corp.              4,599       370,127
WESCO International, Inc.              3,066       131,654(a)
                                                 8,515,452

INFORMATION TECHNOLOGY -- 20.1%

Affiliated Computer
   Services, Inc. (Class A)            5,049       253,662(a)
Analog Devices, Inc.                  29,756     1,075,977
Cisco Systems, Inc.                   68,528     2,268,962(a)
Corning Incorporated                  19,837       488,982
Dell, Inc.                             8,115       223,974(a)
EMC Corp.                              9,017       187,554(a)
Hewlett-Packard Co.                   31,379     1,562,360
Intel Corp.                           76,283     1,972,678
International Business
   Machines Corp.                     19,476     2,294,273
Lam Research Corp.                     5,771       307,363(a)
Maxim Integrated Products, Inc.       33,543       984,487
Microchip Technology Inc.             16,771       609,123
Microsoft Corp.                      104,597     3,081,428



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

VALUE EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

National Semiconductor Corp.          33,182  $    899,896
Network Appliance, Inc.                4,870       131,052(a)
Oracle Corp.                         119,923     2,596,333(a)
Sun Microsystems, Inc.                36,067       202,336(a)
Taiwan Semiconductor
   Manufacturing Company
   Ltd. ADR                           48,692       492,766
Texas Instruments Incorporated        32,641     1,194,334
Western Union Co.                     50,134     1,051,310
                                                21,878,850

MATERIALS -- 3.0%

Barrick Gold Corp.                    36,789     1,481,861
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 8,296       870,167
Kinross Gold Corp.                     8,656       129,667(a)
PAN American Silver Corp.             14,427       416,940(a)
Praxair, Inc.                          4,689       392,751
                                                 3,291,386

TELECOMMUNICATION SERVICES -- 2.3%

AT&T, Inc.                            10,820       457,794
Sprint Nextel Corp. (Series 1)        22,543       428,317
Verizon Communications Inc.           27,592     1,221,774
Vodafone Group, PLC ADR               12,263       445,147
                                                 2,553,032

UTILITIES -- 4.1%

American Electric Power
   Company, Inc.                       4,328       199,434
Constellation Energy Group, Inc.       9,558       819,981
Dominion Resources, Inc.              23,444     1,976,329
Edison International                  10,820       599,969
Entergy Corp.                          8,476       917,866
                                                 4,513,579

TOTAL COMMON STOCK
   (COST $88,412,589)                          105,339,747



--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.0%
--------------------------------------------------------------------------------

Financial Select Sector SPDR Fund     19,205       659,116(n)
Industrial Select Sector SPDR Fund    63,491     2,608,210(n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $2,325,033)                             3,267,326


TOTAL INVESTMENTS IN SECURITIES
   (COST $90,737,622)                          108,607,073



                                      NUMBER
                                   OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 0.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
5.43%                                421,381   $   421,381(d,l)
   (COST $421,381)


TOTAL INVESTMENTS
   (COST $91,159,003)                          109,028,454


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (0.0)%*                                    (5,624)
                                               -----------

NET ASSETS-- 100.0%                           $109,022,830
                                              ============



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Small-Cap Equity Fund                                                        Q&A
--------------------------------------------------------------------------------


PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") IS SUB-ADVISER FOR THE SMALL-CAP EQUITY FUND. PALISADE HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUNDS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. THE FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON T. "DAN" VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Institutional Small-Cap Equity Fund returned 15.43% for the Investment Class shares and 15.20% for the Services Class shares. The Russell 2000 Index, the Fund's benchmark, returned 12.32% and the Fund's Lipper peer group of 744 Small-Cap Core Funds returned an average of 13.40% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The Fund posted solid relative results despite significant disruptions in the financial markets following the subprime mortgage market meltdown which led to a virtual halt in credit market activity. The Fed lowered its target lending rate by 50 bps in September, its first cut in four years, to help forestall a potential U.S. recession. This rate cut followed the Fed's surprise move to lower the discount rate by 50 bps nearly a month earlier. This dramatic infusion of liquidity helped to calm the financial markets and led to healthy gains in most of the major Indexes.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary drivers of the Fund's outperformance came from strong stock selection in the Energy, Industrials, and Financials sectors. The top performers in Energy were Oil States International and Hydril. Combined, these names delivered more than 200 bps of added value. Another key source of strength came from solid selections in the Industrials sector. The primary contributor was Woodward Governor, one of the Fund's long-term and largest holdings. The Fund's Financials holdings also delivered strong performance which was largely due to an avoidance of the carnage from this summer's subprime mortgage crisis.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE LAST FISCAL YEAR?

A. There were no significant changes to the Fund during the last fiscal year. We believe the Fed's interest rate reduction will help to stabilize the financial markets from the dislocations which have ensued as a result of the current credit crisis. This bodes well for small-caps and should help to ignite further growth in companies with dominant franchises, strong competitive positions, and healthy earnings and balance sheets. As always, we seek companies that demonstrate consistent earnings growth, increasing return on invested capital, and improving free cash flow generation.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2007 - SEPTEMBER 30, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                   ACCOUNT VALUE AT THE                   EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)               END OF THE PERIOD ($)             DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------------
     Investment Class                   1,000.00                               1,037.71                             3.14

     Service Class                      1,000.00                               1,037.15                             4.42

-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

     Investment Class                   1,000.00                               1,021.79                             3.07

     Service Class                      1,000.00                               1,020.57                             4.33
-----------------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.61% FOR INVESTMENT CLASS AND 0.85% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 WERE AS
   FOLLOWS: 3.77% FOR INVESTMENT CLASS SHARES, AND 3.72% FOR SERVICE CLASS
   SHARES.

Small-Cap Equity Fund
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------




[Line chart omitted -- plot points are as follows:]

                               Investment           Russell 2000
                              Class Shares              Index
8/3/98                         $10,000.00             $10,000.00
9/98                             8,910.00               8,689.02
9/99                            10,155.95              10,338.27
9/00                            13,051.23              12,772.28
9/01                            13,713.48              10,071.48
9/02                            13,284.89               9,144.80
9/03                            14,662.24              12,487.81
9/04                            17,296.66              14,831.73
9/05                            20,948.01              17,486.27
9/06                            22,442.39              19,219.32
9/07                            25,905.33              21,587.63


----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
----------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 08/03/98)
----------------------------------------------------------------------------------------------------------------
                                         ONE          FIVE           SINCE                ENDING VALUE OF A
                                         YEAR         YEAR         INCEPTION           $10,000 INVESTMENT (A)
----------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                   15.43%        14.29%         10.95%                  $25,905
----------------------------------------------------------------------------------------------------------------
Russell 2000 Index                      12.32%        18.74%          8.76%*                 $21,588
----------------------------------------------------------------------------------------------------------------



SERVICE CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                                 Service             Russell 2000
                              Class Shares               Index
9/05                           $10,000.00             $10,000.00
12/05                           10,124.15              10,113.63
3/06                            11,423.54              11,522.30
6/06                            10,652.24              10,943.20
9/06                            10,686.99              10,991.09
12/06                           11,474.64              11,970.85
3/07                            11,870.83              12,201.98
6/07                            12,498.76              12,739.95
9/07                            12,311.87              12,345.48


----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
----------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
----------------------------------------------------------------------------------------------------------
                                                ONE           SINCE                ENDING VALUE OF A
                                               YEAR         INCEPTION           $10,000 INVESTMENT (A)
----------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                         15.20%         10.96%                     $12,312
----------------------------------------------------------------------------------------------------------
Russell 2000 Index                            12.32%         11.11%*                    $12,345
----------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

SECTOR ALLOCATION AS OF SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $795,545
(in thousands) as of September 30, 2007

[Pie chart omitted -- plot points are as follows:]

Industrials                                           25.7%
Financials                                            18.4%
Consumer Discretionary                                15.5%
Healthcare                                            12.2%
Information Technology                                11.8%
Energy                                                 5.4%
Materials                                              4.3%
Consumer Staples                                       3.3%
Short-Term                                             2.0%
Utilities                                              1.4%



TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2007
as a % of Market Value
--------------------------------------------------------------------------------
 Harsco Corp.                                                      2.94%
--------------------------------------------------------------------------------
 Oil States International, Inc.                                    2.90%
--------------------------------------------------------------------------------
 Woodward Governor Co.                                             2.81%
--------------------------------------------------------------------------------
 DRS Technologies, Inc.                                            2.66%
--------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                               2.50%
--------------------------------------------------------------------------------
 Teledyne Technologies Inc.                                        2.39%
--------------------------------------------------------------------------------
 KV Pharmaceutical Co. (Class A)                                   2.31%
--------------------------------------------------------------------------------
 Commercial Metals Co.                                             2.31%
--------------------------------------------------------------------------------
 Varian, Inc.                                                      2.25%
--------------------------------------------------------------------------------
 Hilb Rogal & Hobbs Co.                                            2.17%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                              SMALL-CAP EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
COMMON STOCK -- 96.6%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 15.2%

Aaron Rents, Inc.                    544,400 $  12,140,120
Aeropostale, Inc.                    617,050    11,760,973(a)
American Eagle Outfitters            137,300     3,612,363
Arbitron, Inc.                       369,200    16,739,528
Bright Horizons Family
   Solutions, Inc.                   305,600    13,091,904(a)
CBRL Group, Inc.                     153,500     6,262,800
Interactive Data Corp.               612,400    17,269,680
Jarden Corp.                         417,500    12,917,450(a)
LKQ Corp.                            278,500     9,694,585(a)
Pool Corp.                           279,300     6,976,914
The Talbots, Inc.                    217,100     3,907,800
Triarc Companies, Inc. (Class A)     182,500     2,242,925
Triarc Companies, Inc. (Class B)     504,400     6,310,044
                                               122,927,086

CONSUMER STAPLES -- 3.2%

Central European
   Distribution Corp.                321,300    15,393,483(a)
Smithfield Foods, Inc.               336,000    10,584,000(a)
                                                25,977,483

ENERGY -- 5.3%

Dril-Quip Inc.                       254,900    12,579,315(a)
NATCO Group, Inc. (Class A)           91,700     4,745,475(a)
Oil States International, Inc.       477,600    23,068,080(a)
St. Mary Land & Exploration Co.       68,400     2,439,828
                                                42,832,698

FINANCIALS -- 18.1%

BioMed Realty Trust, Inc. (REIT)     637,700    15,368,570
Cullen/Frost Bankers, Inc.           112,800     5,653,536
DCT Industrial Trust, Inc. (REIT)    588,300     6,159,501
Federal Realty Investment
   Trust (REIT)                       83,400     7,389,240
GFI Group, Inc.                      171,100    14,735,132(a)
Global Cash Access Holdings, Inc.    759,600     8,044,164(a)
HCC Insurance Holdings, Inc.         537,000    15,379,680
Hilb Rogal & Hobbs Co.               399,300    17,301,669
Jones Lang LaSalle Inc.               64,400     6,617,744
Omega Healthcare
   Investors, Inc. (REIT)            948,400    14,728,652
Raymond James Financial, Inc.        475,875    15,632,494
Sandy Spring Bancorp, Inc.           146,000     4,397,520



                                      NUMBER
                                   OF SHARES         VALUE

Sterling Bancorp                     197,200  $  2,760,800
Webster Financial Corp.              155,800     6,562,296
Westamerica Bancorporation           108,600     5,409,366
                                               146,140,364

HEALTHCARE -- 12.1%

AMN Healthcare Services, Inc.        359,700     6,737,181(a)
Computer Programs and
   Systems, Inc.                     300,400     7,918,544
Cubist Pharmaceuticals, Inc.         177,500     3,750,575(a)
HMS Holdings Corp.                   145,300     3,575,833(a)
Immunicon Corp.                      442,600       513,416(a)
inVentiv Health, Inc.                 56,000     2,453,920(a)
KV Pharmaceutical Co. (Class A)      642,000    18,361,200(a)
Medical Action Industries Inc.       525,500    12,433,330(a)
Molina Healthcare, Inc.              309,800    11,236,446(a)
Salix Pharmaceuticals Ltd.           447,400     5,556,708(a)
Thoratec Corp.                       329,500     6,817,355(a)
Varian, Inc.                         281,000    17,874,410(a)
                                                97,228,918

INDUSTRIALS -- 25.3%

Applied Industrial
   Technologies, Inc.                210,100     6,477,383
Baldor Electric Co.                  248,800     9,939,560
Comfort Systems USA, Inc.            459,300     6,522,060
DRS Technologies, Inc.               384,300    21,182,616
Genesee & Wyoming Inc.
   (Class A)                         574,000    16,554,160(a)
Harsco Corp.                         395,100    23,417,577
Herman Miller Inc.                   483,000    13,108,620
Matthews International
   Corp. (Class A)                    74,600     3,267,480
Mueller Industries, Inc.             380,900    13,765,726
NCI Building Systems, Inc.           216,100     9,337,681(a)
Old Dominion Freight Line            272,900     6,541,413(a)
Oshkosh Truck Corp.                  321,400    19,917,158
Quanta Services, Inc.                462,900    12,243,705(a)
Teledyne Technologies Inc.           355,800    18,996,162(a)
Universal Technical Institute, Inc.   22,000       396,000(a)
Woodward Governor Co.                358,600    22,376,640
                                               204,043,941

INFORMATION TECHNOLOGY -- 11.7%

ACI Worldwide Inc.                   182,100     4,069,935(a)
BigBand Networks, Inc.               170,700     1,092,480(a)
Blackbaud, Inc.                      461,200    11,640,688
CommScope, Inc.                      283,200    14,227,968(a)
Micros Systems, Inc.                 256,000    16,657,920(a)
Mobility Electronics, Inc.           626,200     2,197,962(a)
MoneyGram International, Inc.        452,200    10,215,198
Parametric Technology Corp.          546,100     9,513,062(a)
Rudolph Technologies, Inc.           467,900     6,471,057(a)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

Semtech Corp.                        490,300 $  10,041,344(a)
SRA International, Inc. (Class A) 91,500 2,569,320(a) Zebra Technologies Corp. (Class A) 151,400 5,524,586(a)
                                                94,221,520

MATERIALS -- 4.3%

Commercial Metals Co.                579,900    18,353,835
Packaging Corporation of America     454,700    13,218,129
Pioneer Drilling Co.                 245,000     2,984,100(a)
                                                34,556,064

UTILITIES -- 1.4%

IDACORP, Inc.                        346,100    11,331,314

TOTAL COMMON STOCK
   (COST $731,457,223)                         779,259,388


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
5.43%                             16,285,972    16,285,972(d,l)
   (COST $16,285,972)

TOTAL INVESTMENTS
   (COST $747,743,195)                         795,545,360

OTHER ASSETS AND LIABLITES,
   NET-- 1.4%                                   11,069,802
                                               -----------

NET ASSETS-- 100.0%                           $806,615,162
                                              ============



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

International Equity Fund
--------------------------------------------------------------------------------


THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, PAUL NESTRO, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND MAKOTO SUMINO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION, WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.

Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Institutional International Equity Fund returned 35.09% for the Investment Class shares and 34.75% for the Service Class shares. The MSCI EAFE Index, the Fund's benchmark, returned 24.86% and the Fund's Lipper peer group of 213 International Large-Cap Core funds returned an average of 25.01% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Strong cash generation as the corporate sector responded to sustained global demand. New opportunities in Europe and Japan as the local economies slowly recovered. Volatility remained a feature, culminating in the major credit market dislocations of July and August. Sustained weakness in the US Dollar that enhanced returns from non-US investments.

Q.  WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. China and India continued to drive an increasing share of world growth while the importance of the US economy started to diminish. The tightening of credit by central banks in many markets around the world gave way to selective easing and aggressive adding of liquidity as concerns about the credit market accelerated.

Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Substantial contributions came from holdings in materials (metals & mining and agricultural chemicals), energy (oil & gas and service companies), industrials and telecommunications services. Of particular note were CVRD, Potash and BHP Billiton in materials; Saipem and Petrobras in energy; ABB and Sandvik in industrials and Singapore Telecom and Telenor in telecom services.





PICTURED TO THE LEFT:
RALPH R. LAYMAN

[Photo omitted]

                                                                             Q&A
--------------------------------------------------------------------------------


Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. In industrials, holdings in Japanese machinery, agricultural equipment and staffing were switched for better opportunities in construction and diesel engine technology. The underweight in the consumer sectors was narrowed with the addition of a major watch manufacturer selling into Asia and a global food company that has proven its ability to handle rising costs. Our underweight in the banks component of financials was further trimmed reflecting our concerns about the whole credit sector. However, we added to real estate holdings in Europe.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A. BUYS: Ibiden (Japan): diesel particulate filters benefiting from increasing popularity of diesel engines; Danone (France): foods and beverages worldwide; Novozymes (Denmark): enzymes and other chemicals for the industrial market.

    SELLS: Novartis (Switzerland): pharmaceutical company challenged by a poor pipeline of new drugs and a deteriorating US market; Ericsson: (Sweden) reached its valuation potential having dominated a high-growth segment of the telecom equipment market; Sekisui Chemical (Japan): a disappointing participant in the more disappointing Japanese housing market.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2007 - SEPTEMBER 30, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT THE                   ACCOUNT VALUE AT THE                   EXPENSES PAID
                                  BEGINNING OF THE PERIOD ($)               END OF THE PERIOD ($)             DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------------------------------------------
     Investment Class                      1,000.00                               1,170.67                             3.00

     Service Class                         1,000.00                               1,168.72                             4.35

--------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------------------------------------------

     Investment Class                      1,000.00                               1,022.04                             2.82

     Service Class                         1,000.00                               1,020.81                             4.08
--------------------------------------------------------------------------------------------------------------------------------

  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.56% FOR INVESTMENT CLASS AND 0.81% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
 ** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 WERE AS
    FOLLOWS: 17.07% FOR INVESTMENT CLASS SHARES, AND 16.87% FOR SERVICE CLASS SHARES.

International Equity Fund
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                               Investment             MSCI EAFE
                              Class Shares              Index
11/25/97                       $10,000.00             $10,000.00
9/98                            10,066.17              10,031.47
9/99                            13,035.72              13,136.61
9/00                            14,551.12              13,554.35
9/01                            10,290.32               9,665.57
9/02                             8,644.21               8,164.62
9/03                            10,808.97              10,288.10
9/04                            13,136.25              12,559.81
9/05                            16,585.89              15,799.58
9/06                            19,967.36              18,826.88
9/07                            26,973.74              23,508.18


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
---------------------------------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 11/25/97)
---------------------------------------------------------------------------------------------------------
                                  ONE            FIVE          SINCE              ENDING VALUE OF A
                                  YEAR           YEAR        INCEPTION         $10,000 INVESTMENT (A)
---------------------------------------------------------------------------------------------------------
International
 Equity Fund                      35.09%         25.56%        10.60%                 $26,974
---------------------------------------------------------------------------------------------------------
MSCI EAFE Index                   24.86%         23.55%         9.08%*                $23,508
---------------------------------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                                 Service              MSCI EAFE
                              Class Shares              Index
1/3/01                         $10,000.00             $10,000.00
3/01                             8,821.46               8,626.76
9/01                             7,343.89               7,327.60
3/02                             8,180.19               7,878.46
9/02                             6,144.04               6,189.71
3/03                             5,908.57               6,047.93
9/03                             7,667.61               7,799.55
3/04                             9,231.93               9,527.81
9/04                             9,295.78               9,521.76
3/05                            10,581.21              10,962.29
9/05                            11,716.89              11,977.88
3/06                            13,838.51              13,638.08
9/06                            14,062.61              14,272.92
3/07                            16,213.88              16,392.57
9/07                            18,949.55              17,821.87


------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 01/03/01)
------------------------------------------------------------------------------------------------------
                                  ONE           FIVE           SINCE            ENDING VALUE OF A
                                 YEAR           YEAR         INCEPTION       $10,000 INVESTMENT (A)
------------------------------------------------------------------------------------------------------
International
 Equity Fund                      34.75%         25.26%         9.94%              $18,950
------------------------------------------------------------------------------------------------------
MSCI EAFE Index                   24.86%         23.55%         8.94%*             $17,822
------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States.


REGIONAL ALLOCATION AS OF SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $2,400,007
(in thousands) as of September 30, 2007


[Pie chart omitted -- plot points are as follows:]

Continental Europe                                    61.5%
Japan                                                 17.6%
Other Region                                          14.1%
Pacific Rim                                            4.0%
Short-Term                                             2.8%



TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2007
as a % of Market Value
--------------------------------------------------------------------------------
 BHP Billiton PLC                                                          3.08%
--------------------------------------------------------------------------------
 Nokia OYJ                                                                 2.75%
--------------------------------------------------------------------------------
 Saipem S.p.A.                                                             2.68%
--------------------------------------------------------------------------------
 Roche Holding AG                                                          2.62%
--------------------------------------------------------------------------------
 Cia Vale do Rio Doce ADR                                                  2.50%
--------------------------------------------------------------------------------
 Vodafone Group, PLC                                                       2.34%
--------------------------------------------------------------------------------
 Telenor ASA                                                               2.34%
--------------------------------------------------------------------------------
 Koninklijke Philips Electronics N.V.                                      2.12%
--------------------------------------------------------------------------------
 Nestle S.A. (Regd.)                                                       2.12%
--------------------------------------------------------------------------------
 Toray Industries Inc.                                                     1.87%
--------------------------------------------------------------------------------



* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
COMMON STOCK -- 93.4%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.2%

Brambles Ltd.                        981,237  $ 12,816,786
Paladin Resources Ltd.             2,263,427    15,503,377(a)
                                                28,320,163

BRAZIL -- 1.3%

Petroleo Brasileiro S.A. ADR         481,338    31,142,569

CANADA -- 2.9%

Canadian National Railway Co.        489,609    27,966,395
Potash Corp of Saskatchewan          409,225    43,261,623
                                                71,228,018

CHINA -- 0.3%

China Petroleum & Chemical Corp.   4,970,000     6,186,390

DENMARK -- 1.1%

Group 4 Securicor PLC              2,513,074    10,404,515
Novozymes (Series B)                 122,720    15,382,877
                                                25,787,392

EGYPT -- 0.8%

Orascom Construction Industries      240,253    20,145,993

FINLAND -- 2.7%

Nokia OYJ                          1,738,779    65,924,942

FRANCE -- 11.0%

Accor S.A.                           110,298     9,766,118
Alstom                               110,228    22,349,371
AXA S.A.                             415,389    18,537,585
BNP Paribas                          255,377    27,870,759(h)
Credit Agricole S.A.                 396,539    15,254,515
Groupe Danone                        217,194    17,050,304
LVMH Moet Hennessy
   Louis Vuitton S.A.                157,470    18,827,129
Renault S.A.                          52,672     7,612,095
Schneider Electric S.A.              102,006    12,853,005
Suez S.A.                            305,634    17,951,343
Total S.A.                           420,603    34,107,101
Unibail-Rodamco (REIT)                52,953    13,592,174
Veolia Environnement                 444,150    38,145,202
Vinci S.A.                           180,588    14,071,339
                                               267,988,040


                                      NUMBER
                                   OF SHARES         VALUE

GERMANY -- 8.5%

Allianz AG (Regd.)                    86,955  $ 20,262,183
Bayer AG                             463,103    36,763,144
DaimlerChrysler AG (Regd.)           147,264    14,794,235
E.ON AG                              203,485    37,521,798(h)
Linde AG                             239,579    29,673,055
Metro AG                             194,153    17,489,097
RWE AG                                72,751     9,125,418
Siemens AG (Regd.)                   295,476    40,516,746
                                               206,145,676

GREECE -- 1.0%

Hellenic Telecommunications
   Organization S.A.                 633,436    23,421,856

HONG KONG -- 1.3%

Esprit Holdings Ltd.                 516,000     8,202,970
Hongkong Land Holdings Ltd.          695,992     3,145,884
Jardine Matheson Holdings Ltd.       143,631     4,107,847
Sun Hung Kai Properties Ltd.         988,035    16,660,885
                                                32,117,586

INDIA -- 0.3%

Larsen & Toubro Ltd.                 117,695     8,317,438

ITALY -- 5.6%

Banca Intesa S.p.A.                3,547,575    27,319,659
ENI S.p.A.                           130,386     4,819,283
Saipem S.p.A.                      1,513,685    64,408,372
UniCredito Italiano S.p.A.         4,677,779    39,915,004
                                               136,462,318

JAPAN -- 17.4%

Asahi Glass Company Ltd.           1,240,035    16,657,428
Bank of Yokohama Ltd.              2,253,768    15,539,173
Chiyoda Corp.                        502,427     9,042,507
East Japan Railway Co.                 3,209    25,278,042
Hoya Corp.                           409,400    13,953,380
Ibiden Company Ltd.                  354,480    29,803,257
Komatsu Ltd.                         543,734    18,248,170
Mitsubishi Estate Company Ltd.     1,564,857    44,762,679
Mitsubishi Heavy Industries Ltd.   2,644,000    17,264,218
Mitsubishi UFJ Financial
   Group, Inc.                     3,571,000    32,061,038
Nidec Corp.                          385,704    26,928,689
Nintendo Company Ltd.                  2,400     1,247,837
Nomura Holdings, Inc.              2,517,287    42,153,587
Seven & I Holdings Company Ltd.      444,200    11,412,520
Shiseido Company Ltd.              1,055,000    23,390,427
Sumitomo Realty & Development
   Company Ltd.                      378,000    13,277,572
Toray Industries Inc.              5,658,992    44,872,414
Toyota Motor Corp.                   620,465    36,575,687
                                               422,468,625


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
MEXICO -- 1.0%

America Movil S.A. de C.V.
   ADR (Series L)                    386,431  $ 24,731,584

NETHERLANDS -- 2.8%

ING Groep N.V.                       370,746    16,413,486
Koninklijke Philips
  Electronics N.V.                 1,132,468    50,973,550
                                                67,387,036

NORWAY -- 4.0%

Acergy S.A.                        1,027,170    30,357,138
Orkla ASA                            662,217    11,761,076
Telenor ASA                        2,815,079    56,070,549
                                                98,188,763

RUSSIA -- 0.6%

Mobile Telesystems OJSC ADR          193,143    13,386,741

SINGAPORE -- 1.5%

CapitaLand Ltd.                    2,990,000    16,415,844
Singapore Telecommunications Ltd.  7,194,631    19,483,591
                                                35,899,435

SOUTH AFRICA -- 1.2%

Anglo Platinum Ltd.                   67,550    10,211,713
MTN Group, Ltd.                    1,309,975    19,848,826
                                                30,060,539

SOUTH KOREA -- 1.9%

Hyundai Motor Co.                     63,420     5,121,278
Kookmin Bank                         226,775    18,882,429
Samsung Electronics Company Ltd.      33,070    20,778,288
                                                44,781,995

SPAIN -- 1.4%

Banco Santander Central
   Hispano S.A. (Regd.)            1,707,828    33,104,361

SWEDEN -- 1.0%

Sandvik AB                         1,101,561    23,541,449

SWITZERLAND -- 8.1%

ABB Ltd. (Regd.)                   1,308,519    34,342,743
Credit Suisse Group, (Regd.)         131,514     8,702,305(h)
Holcim Ltd. (Regd.)                   87,950     9,681,878
Nestle S.A. (Regd.)                  113,441    50,787,231(h)
Roche Holding AG                     347,541    62,802,521
Swatch Group AG                       29,196     9,547,057




                                      NUMBER
                                   OF SHARES         VALUE

Swiss Reinsurance                     67,823  $  6,020,583
Syngenta AG (Regd)                    67,963    14,602,562
                                               196,486,880

TAIWAN -- 0.9%

Taiwan Semiconductor
   Manufacturing Company Ltd.     11,617,640    22,640,781

UNITED KINGDOM -- 13.6%

BG Group, PLC                      1,009,445    17,398,764
BHP Billiton PLC                   2,070,441    73,818,679(h)
Diageo PLC                         1,200,073    26,258,947
GlaxoSmithKline PLC                  112,086     2,961,807(h)
Group 4 Securicor PLC              2,106,583     8,669,525
Lloyds TSB Group, PLC              1,232,944    13,627,257
National Grid PLC                    922,123    14,728,899
Prudential PLC                     1,704,177    26,092,101
Reed Elsevier PLC                    824,216    10,377,551(h)
Rio Tinto PLC (Regd.)                326,632    28,135,787
Royal Bank of Scotland
   Group, PLC                      2,458,136    26,292,421
Smiths Group PLC                     225,658     4,914,664
Tesco PLC                          2,405,447    21,526,475(h)
Vodafone Group, PLC               15,633,131    56,215,494
                                               331,018,371

TOTAL COMMON STOCK
   (COST $1,709,812,249)                     2,266,884,941



--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.8%
--------------------------------------------------------------------------------

All America Latina Logistica S.A.    489,900     6,949,125
Cia Vale do Rio Doce ADR           2,106,979    59,943,553

TOTAL PREFERRED STOCK
   (COST $30,340,434)                           66,892,678


TOTAL INVESTMENTS IN SECURITIES
   (COST $1,740,152,683)                     2,333,777,619



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
5.43%                             66,229,541    66,229,541(d,l)
   (COST $66,229,541)


TOTAL INVESTMENTS
   (COST $1,806,382,224)                     2,400,007,160

OTHER ASSETS AND LIABLITES,
   NET-- 1.1%                                   27,182,972
                                            --------------

NET ASSETS-- 100.0%                         $2,427,190,132
                                            ==============

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------


OTHER INFORMATION
--------------------------------------------------------------------------------

The International Equity Fund had the following long futures contracts open at September 30, 2007:

                                     NUMBER        CURRENT       UNREALIZED
                     EXPIRATION        OF         NOTIONAL      APPRECIATION/
DESCRIPTION             DATE        CONTRACTS       VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------

DJ EURO Stoxx
  50 Index
  Futures          December 2007       13         $815,503          $185
FTSE 100 Index
  Futures          December 2007        3          398,475          (362)


The International Equity Fund had the following Short futures contracts open at September 30, 2007:


                                    NUMBER         CURRENT       UNREALIZED
                   EXPIRATION         OF          NOTIONAL      APPRECIATION/
DESCRIPTION           DATE         CONTRACTS        VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------

Topix Index
  Futures        December 2007        1          $(141,199)       $(8,930)
                                                                ---------
                                                                  $(9,107)
                                                                =========

The International Equity Fund was invested in the following sectors at September 30, 2007:


                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
----------------------------------------------------------------

Financials                                      20.83%
Materials                                       15.26%
Industrials                                     14.42%
Telecommunication Services                       8.88%
Energy                                           8.50%
Information Technology                           7.55%
Consumer Discretionary                           7.16%
Consumer Staples                                 7.00%
Utilities                                        4.90%
Short-Term                                       2.76%
Healthcare                                       2.74%
                                            ----------
                                               100.00%
                                            ==========


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Premier Growth Equity Fund                                                   Q&A
--------------------------------------------------------------------------------

THE PREMIER GROWTH EQUITY FUND IS MANAGED BY DAVID B. CARLSON. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.

Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Institutional Premier Growth Equity Fund returned 15.02% for the Investment Class shares and 14.71 % for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 16.44% and the Fund's Lipper peer group of 728 Large-Cap Growth funds returned an average of 20.44% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the past 12-month period, stocks rallied amid strong corporate earnings, record M&A activity, cooling inflation worries and an absence of Fed tightening. The S&P 500's +16.4% increase occurred despite the challenges of slowing economic growth, declining home values, a weakening dollar and rising oil prices. The market's climb was interrupted by global liquidity concerns in February, and again in lateJune and July of 2007, amid a credit crunch brought about by rising sub-prime mortgage defaults. However a Fed cut in short term interest rates propelled the markets higher, and the Dow ended the year at a record high of 14,109.

    S&P 500 sectors tilted toward global infrastructure investment and booming commodity prices outperformed, including energy (+43%), materials (+36%) and industrials (+24%). Telecom (+29%) also rallied on the strength of continued restructuring improvements and sector consolidation. Technology (+23%) showed strength as the sector's high proportion of non-US revenues promised some insulation from a slowing domestic economy. Financials (+2%) lagged the most, facing credit cycle headwinds and anxiety stemming from leveraged speculation in the debt market. Consumer discretionary (+6%) and healthcare (+9%) also lagged the broad market.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. While the Fund was well positioned to weather the turbulence in the financial markets, missing the lion's share of the rout in sub-prime mortgages and related credit concerns, the Fund trailed the benchmark at year-end. The primary factors driving underperformance were within the technology, healthcare and industrials sectors.

    In technology, despite positive contributions from Cisco (+44%) and eBay (+38%), other selected holdings detracted from returns, including Molex (-22%) and Intuit (-6%). An earnings disappointment due to margin pressures and weakness in the consumer handset market challenged Molex, and we reduced our holding in this electronic connector company. Missing Apple's +99% rise also challenged the Fund's relative performance; but overall we are pleased with the quality of our tech holdings, and believe they are poised to outperform in a slower-growth environment due to their exposure to non-U.S. sources of revenue and diverse end-markets. Biotech giant Amgen (-21%) was the key cause of healthcare weakness, as the stock suffered amid increased FDA scrutiny and safety concerns about its anemia drugs.



PICTURED TO THE LEFT:
DAVID B. CARLSON

[Photo omitted]

Premier Growth Equity Fund                                                   Q&A
--------------------------------------------------------------------------------

    Although we value Amgen's long-term pipeline of innovative therapies, we reduced our position in the company to reflect the near-term risks. UnitedHealth (-2%) and Lincare (+6%) were secondary detractors from performance within healthcare. In addition, the Fund's underweight in industrials, a sector that generally lack the long-term double-digit growth that the Fund seeks, also detracted from Fund performance as the industrials sector rose +24% within the S&P 500.

    On the positive side, in addition to our underweight and strong stock selection within financials, Fund performance was also bolstered by certain key holdings that were able to leverage the strong growth in developing countries around the globe. These outperforming stock selections included agricultural biotech company, Monsanto (+84%), and oil services leaders Schlumberger (+71%) and Transocean (+54%). The Fund's sole consumer staples holding also added to performance, as PepsiCo rose +17% since its addition to the Fund earlier this year.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the portfolio during the last fiscal year. We had a swap in the retail sector from Home Depot to Lowes. We initiated positions in PepsiCo, American Tower, Iron Mountain and Goldman Sachs and eliminated First Data and Linear Technology. We also eliminated student lender, Sallie Mae, after a +40% rally on a buyout bid. We ended the fiscal year with 35 names in the portfolio. Technology stocks make up about 30% of the portfolio, with consumer discretionary and healthcare at about 20% each.

    With economic growth slowing, the forecast for corporate profits has slowed significantly. This change in the macro environment may lead to a change in stock market leadership where the more cyclically tied companies cool off, and the steady growers start to outperform. Our stock selection continues to be focused on industry leaders, with financial strength and above average long-term growth prospects. We believe these characteristics will lead to strong performance over the long term.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2007 - SEPTEMBER 30, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                        ACCOUNT VALUE AT THE                 ACCOUNT VALUE AT THE                  EXPENSES PAID
                                     BEGINNING OF THE PERIOD ($)             END OF THE PERIOD ($)            DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------------
     Investment Class                         1,000.00                             1,092.98                            1.90

     Service Class                            1,000.00                             1,091.47                            3.19

-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

     Investment Class                         1,000.00                             1,023.00                            1.82

     Service Class                            1,000.00                             1,021.80                            3.07
-----------------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.36% FOR INVESTMENT CLASS AND 0.61% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 WERE AS
   FOLLOWS: 9.30% FOR INVESTMENT CLASS SHARES, AND 9.15% FOR SERVICE CLASS
   SHARES.

Premier Growth Equity Fund
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                               Investment              S&P 500
                              Class Shares               Index
10/29/99                       $10,000.00             $10,000.00
3/00                            12,103.05              11,069.14
9/00                            11,462.36              10,647.30
3/01                            10,050.64               8,650.25
9/01                             8,759.44               7,808.89
3/02                            10,258.26               8,668.03
9/02                             7,405.86               6,208.85
3/03                             7,782.05               6,522.01
9/03                             9,384.24               7,726.29
3/04                            10,304.04               8,813.98
9/04                            10,021.89               8,798.16
3/05                            10,546.71               9,403.77
9/05                            11,020.84               9,876.06
3/06                            11,623.45              10,506.80
9/06                            11,623.45              10,942.25
3/07                            12,232.08              11,750.15
9/07                            13,369.44              12,741.41


----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
----------------------------------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 10/29/99)
----------------------------------------------------------------------------------------------------------
                                   ONE            FIVE           SINCE              ENDING VALUE OF A
                                   YEAR           YEAR         INCEPTION          $10,000 INVESTMENT (A)
----------------------------------------------------------------------------------------------------------
Premier Growth
 Equity Fund                      15.02%         12.54%         3.74%                  $13,369
----------------------------------------------------------------------------------------------------------
S&P 500 Index                     16.44%         15.46%         3.11%*                 $12,741
----------------------------------------------------------------------------------------------------------



SERVICE CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                                 Service                S&P 500
                              Class Shares               Index
1/3/01                         $10,000.00             $10,000.00
3/01                             9,400.97               8,815.97
9/01                             8,173.91               7,958.49
3/02                             9,564.32               8,834.09
9/02                             6,892.50               6,327.80
3/03                             7,234.48               6,646.95
9/03                             8,716.24               7,874.30
3/04                             9,561.82               8,982.83
9/04                             9,290.01               8,966.71
3/05                             9,754.97               9,583.92
9/05                            10,185.05              10,065.26
3/06                            10,728.57              10,708.07
9/06                            10,718.75              11,151.87
3/07                            11,265.53              11,975.25
9/07                            12,295.98              12,985.49


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 01/03/01)
----------------------------------------------------------------------------------------------------------

                                   ONE           FIVE           SINCE                ENDING VALUE OF A
                                  YEAR           YEAR         INCEPTION           $10,000 INVESTMENT (A)
----------------------------------------------------------------------------------------------------------
Premier Growth
 Equity Fund                      14.71%         12.27%         3.11%                   $12,296
----------------------------------------------------------------------------------------------------------

S&P 500 Index                     16.44%         15.46%         3.95%*                  $12,985
----------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $546,928
(in thousands) as of September 30, 2007


[Pie chart omitted -- plot points are as follows:]

Information Technology                                30.9%
Consumer Discretionary                                18.7%
Healthcare                                            16.2%
Financials                                            11.9%
Energy                                                 7.5%
Materials                                              3.9%
Industrials                                            3.6%
Consumer Staples                                       3.3%
Short-Term                                             2.5%
Telecommunication Services                             1.5%



TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2007
as a % of Market Value
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                                     4.34%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                                       4.08%
--------------------------------------------------------------------------------
 State Street Corp.                                                      4.04%
--------------------------------------------------------------------------------
 Monsanto Co.                                                            3.96%
--------------------------------------------------------------------------------
 Medtronic Inc.                                                          3.91%
--------------------------------------------------------------------------------
 Dover Corp.                                                             3.60%
--------------------------------------------------------------------------------
 QUALCOMM, Inc.                                                          3.56%
--------------------------------------------------------------------------------
 Carnival Corp.                                                          3.44%
--------------------------------------------------------------------------------
 AFLAC Incorporated                                                      3.42%
--------------------------------------------------------------------------------
 Transocean Inc.                                                         3.39%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                       PREMIER GROWTH EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 97.4%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 18.7%

Bed Bath & Beyond, Inc.              461,220  $ 15,736,826(a)
Carnival Corp.                       388,396    18,810,018
Comcast Corp. (Class A)              691,830    16,576,247(a)
Liberty Global, Inc. (Series C)      405,737    15,685,793(a)
Liberty Media Holding Corp -
   Capital (Series A)                145,648    18,181,240(a)
Liberty Media Holding Corp -
   Interactive (Series A)            230,611     4,430,037(a)
Lowe's Companies, Inc.               455,151    12,753,331
                                               102,173,492

CONSUMER STAPLES -- 3.3%

PepsiCo, Inc.                        248,816    18,228,260

ENERGY -- 7.4%

Schlumberger Ltd.                    212,403    22,302,315
Transocean Inc.                      163,854    18,523,695(a)
                                                40,826,010

FINANCIALS -- 11.9%

AFLAC Incorporated                   327,709    18,692,521(h)
CB Richard Ellis Group, Inc.
   (Class A)                         461,220    12,840,365(a)
Federal National Mortgage Assoc.     109,236     6,642,641
Goldman Sachs Group, Inc.             21,848     4,735,336
State Street Corp.                   324,189    22,096,722(e)
                                                65,007,585

HEALTHCARE -- 16.2%

Amgen, Inc.                          236,679    13,388,931(a)
Johnson & Johnson                    121,374     7,974,272
Lincare Holdings Inc.                321,640    11,788,106(a)
Medtronic Inc.                       378,686    21,361,677
UnitedHealth Group, Inc.             337,419    16,341,202
Zimmer Holdings, Inc.                218,473    17,694,128(a)
                                                88,548,316

INDUSTRIALS -- 3.6%

Dover Corp.                          385,968    19,665,070

INFORMATION TECHNOLOGY -- 30.8%

Analog Devices, Inc.                 303,434    10,972,174
Cisco Systems, Inc.                  716,105    23,710,237(a,h)
eBay, Inc.                           406,602    15,865,610(a)
--------------------------------------------------------------------------------




                                      NUMBER
                                   OF SHARES         VALUE

Intuit Inc.                          582,594  $ 17,652,598(a)
Iron Mountain Incorporated            98,500     3,002,280(a)
Microsoft Corp.                      552,250    16,269,285
Molex, Inc. (Class A)                515,838    13,081,652
Paychex, Inc.                        400,534    16,421,894
QUALCOMM, Inc.                       461,220    19,491,157
Western Union Co.                    788,929    16,543,841
Yahoo! Inc.                          588,662    15,799,688(a)
                                               168,810,416

MATERIALS -- 4.0%

Monsanto Co.                         252,457    21,645,663

TELECOMMUNICATION SERVICES -- 1.5%

American Tower Corp. (Class A)       189,343     8,243,994(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $458,735,960)                         533,148,806



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
5.43%                             13,779,137    13,779,137(d,l)
   (COST $13,779,137)

TOTAL INVESTMENTS
   (COST $472,515,097)                         546,927,943

OTHER ASSETS AND LIABLITES,
   NET-- 0.1%                                      652,989
                                               -----------

NET ASSETS-- 100.0%                           $547,580,932
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following long futures contracts open at September 30, 2007:


                                   NUMBER      CURRENT
                   EXPIRATION        OF        NOTIONAL      UNREALIZED
DESCRIPTION           DATE        CONTRACTS     VALUE       APPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
  Futures        December 2007       10      $3,845,250       $79,800


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Strategic Investment Fund
--------------------------------------------------------------------------------


THE STRATEGIC INVESTMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, RALPH R. LAYMAN, THOMAS R. LINCOLN,* JUDITH A. STUDER, AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO, AS LEAD MEMBER OF THE ASSET ALLOCATION COMMITTEE, IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND.

EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF FOUR SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY, AND FIXED INCOME. MR. LINCOLN MANAGES THE U.S. EQUITY SUB-PORTFOLIO, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY SUB-PORTFOLIO, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY SUB-PORTFOLIO, AND MR. COLONNA MANAGES THE FIXED INCOME SUB-PORTFOLIO, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO. HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.

Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Institutional Strategic Investment Fund returned 19.24% for the Investment Class shares, and 19.01% for the Service Class shares. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 16.44% and 5.14% respectively and the Fund's Lipper peer group of 627 Mixed-Asset Target Allocation Growth Funds returned an average of 14.04% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF THE FUND'S PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The outperformance of the GE Institutional Strategic Investment Fund for the past twelve-month period was primarily driven by the Fund's overweight in international equities and underweight position in fixed income. The Fund benefited from the Tactical Asset Allocation Committee's decision through most of the period to overweight equities and underweight fixed income.

   The U.S. equity market rallied in the last year amid strong corporate earnings, record mergers and acquisition activity, cooling inflation worries and the absence of Fed tightening. The S&P 500's 16.4% increase occurred despite the challenges of slowing economic growth, declining home vales, a weakening dollar and rising oil prices. The market's climb was interrupted by global liquidity concerns in February and again during the summer amid a credit crunch brought about by rising sub-prime mortgage defaults. However, a Fed cut in short term interest rates propelled markets higher and the Dow ended September near a record high. Sectors tilted toward global infrastructure investment and booming commodity prices outperformed, including energy, materials and industrials. Financials lagged the most, facing credit cycle headwinds and anxiety stemming from leveraged speculation in the debt market. Consumer discretionary and healthcare also lagged the broad market.


* EFFECTIVE MAY 18, 2007, THOMAS R. LINCOLN REPLACED CHRISTOPHER D. BROWN AS ONE OF THE PORTFOLIO MANAGERS FOR THE FUND.


PICTURED TO THE RIGHT:
JUDITH A. STUDER

[Photo omitted]

                                                                             Q&A
--------------------------------------------------------------------------------

    The Fund's U.S. equity performance slightly lagged the benchmark in the large cap space but handily exceeded in the mid-cap segment. The large cap portfolio underperformance was primarily driven by the healthcare, technology, industrials and telecom sectors. Healthcare, overweighted in the large cap portfolio, has not acted as a typical defensive sector during this period as earnings growth has slowed with increasing regulatory uncertainty and headline risk; stock selection also hurt with overweights in companies like Amgen and Wyeth, which suffered from increased FDA scrutiny. Underweights in well-performing sectors such as industrials and telecommunications also hurt the Fund's relative returns, as did stock selection in the technology area. On the positive side, underweighting the financials boosted the Fund's returns, as did selection of both large cap multinationals and stocks taking advantage of the global infrastructure boom. The mid-cap equity portfolio outperformed its relevant benchmark primarily through its underweighting in financials and consumer discretionary stocks coupled with superior stock selection in the industrials, healthcare, technology and energy groups.

    The international equity markets were up strongly during the last fiscal year, as shown by the MSCI EAFE's 24.9% return and an even-stronger 58.2% advance in MSCI Emerging Markets Index. Drivers of the international markets included strong corporate cash flow, sustained global demand, and slowly recovering local economies in Europe and Japan. China and India continued to drive an increasing share of world growth. The tightening of credit by central banks in many markets around the world gave way to selective easing and aggressive adding of liquidity as concerns about the credit market accelerated. The weak US dollar also helped international equity returns for US investors.
    In the Fund, our international core equity portfolio dramatically outperformed the MSCI EAFE benchmark. Substantial contributions came from holdings in materials, energy, industrials and telecommunications.

    Over the last fiscal year, attention in the fixed income markets fixated on the U.S. housing market as delinquency levels on sub-prime mortgages spiked, raising concerns for the housing market and overall economy. This resulted in a flight to quality and decline in treasury yields early in 2007. The Federal Reserve held its target for fed funds steady at 5.25% through its August meeting and Treasury yields moved higher to hit a peak in mid-June. However, August brought a spate of marked-to-market losses at US and non-US hedge funds with heavy exposure to sub-prime mortgages, shaking up global markets and triggering an extensive repricing of risk and seizing up credit markets from commercial paper to high yield bonds. Investors and lenders became unwilling to lend, thereby causing a liquidity crisis. Treasury bonds rallied in the ensuing flight to quality and credit spreads widened dramatically. The Fed added resolve by cutting the discount rate to provide liquidity and reducing its fed funds target rate by 50 bps. The Fund's fixed income portfolio performed roughly in-line with the Lehman Brothers Aggregate Bond Index.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE LAST FISCAL YEAR?

A. Towards the end of the fiscal year, we reduced the Fund's overall equity allocation to a more neutral weight on concerns over employment growth, the achievability of anticipated earnings growth, and continued housing weakness and credit issues. We remain underweighted in fixed income as segments of the market continue to be strained and spreads may continue to widen. We moved to a slightly higher cash weighting to help dampen volatility and preserve capital.

Strategic Investment Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2007 - SEPTEMBER 30, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                        ACCOUNT VALUE AT THE                  ACCOUNT VALUE AT THE               EXPENSES PAID
                                     BEGINNING OF THE PERIOD ($)              END OF THE PERIOD ($)         DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------------
     Investment Class                         1,000.00                              1,104.27                         1.90

     Service Class                            1,000.00                              1,102.71                         3.20

-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

     Investment Class                         1,000.00                              1,023.00                         1.82

     Service Class                            1,000.00                              1,021.79                         3.07
-----------------------------------------------------------------------------------------------------------------------------------


  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.36% FOR INVESTMENT CLASS AND 0.61% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
 ** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 WERE AS
    FOLLOWS: 10.43% FOR INVESTMENT CLASS SHARES, AND 10.27% FOR SERVICE CLASS SHARES.

Strategic Investment Fund
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]


                        Investment           S&P 500             LB Aggregate
                       Class Shares            Index              Bond Index
10/29/99                $10,000.00          $10,000.00            $10,000.00
3/00                     11,013.66           11,069.14             10,170.64
9/00                     11,023.71           10,647.30             10,659.73
3/01                     10,602.69            8,650.25             11,445.10
9/01                     10,094.71            7,808.89             12,040.47
3/02                     10,880.97            8,668.03             12,057.19
9/02                      9,304.65            6,208.85             13,075.52
3/03                      9,574.91            6,522.01             13,466.17
9/03                     10,914.06            7,726.29             13,782.88
3/04                     11,935.77            8,813.98             14,194.02
9/04                     11,800.40            8,798.16             14,289.82
3/05                     12,426.49            9,403.77             14,356.96
9/05                     12,901.32            9,876.06             14,689.23
3/06                     13,853.34           10,506.80             14,681.03
9/06                     14,240.51           10,942.25             15,228.40
3/07                     15,377.15           11,750.15             15,648.76
9/07                     16,980.51           12,741.41             16,010.50


--------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 10/29/99)
--------------------------------------------------------------------------------------------------------------------------

                                                 ONE            FIVE             SINCE             ENDING VALUE OF A
                                                 YEAR           YEAR           INCEPTION        $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                       19.24%         12.78%            6.92%                 $16,981
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                   16.44%         15.46%            3.11%*                $12,741
--------------------------------------------------------------------------------------------------------------------------
LB Aggregate Bond Index                          5.14%          4.13%            6.13%*                $16,010
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------



[Line chart omitted -- plot points are as follows:]

                          Service              S&P 500            LB Aggregate
                       Class Shares             Index              Bond Index
9/05                   $10,000.00             $10,000.00           $10,000.00
12/05                   10,263.42              10,209.46            10,059.48
3/06                    10,722.70              10,638.65             9,994.42
6/06                    10,553.98              10,485.44             9,986.79
9/06                    11,003.89              11,079.57            10,367.05
12/06                   11,690.09              11,821.78            10,495.43
3/07                    11,875.49              11,897.61            10,653.22
6/07                    12,558.55              12,644.76            10,598.04
9/07                    13,095.24              12,901.30            10,899.48


---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
---------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 09/30/05)
---------------------------------------------------------------------------------------------------------------------------------
                                                               ONE               SINCE                 ENDING VALUE OF A
                                                              YEAR             INCEPTION            $10,000 INVESTMENT (A)
---------------------------------------------------------------------------------------------------------------------------------

Strategic Investment Fund                                    19.01%             14.43%                      $13,095
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                16.44%             13.58%*                     $12,901
---------------------------------------------------------------------------------------------------------------------------------
LB Aggregate Bond Index                                       5.14%             4.40%*                      $10,899
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.

SECTOR ALLOCATION AS OF SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $574,786
(in thousands) as of September 30, 2007

[Pie chart omitted -- plot points are as follows:]

Domestic Equity                                       42.5%
Foreign Equity                                        27.0%
Bonds and Notes                                       20.3%
Short-Term and Others                                 10.2%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2007
as a % of Market Value
-------------------------------------------------------------------------------
 Federal National Mortgage Assoc. 5.50%, TBA                            1.83%
-------------------------------------------------------------------------------
 U.S. Treasury Notes 4.88%, 06/30/12                                    1.78%
-------------------------------------------------------------------------------
 Federal National Mortgage Assoc. 6.00%, TBA                            1.40%
-------------------------------------------------------------------------------
 Federal National Mortgage Assoc. 5.00%, TBA                            1.31%
-------------------------------------------------------------------------------
 Cisco Systems, Inc.                                                    1.29%
-------------------------------------------------------------------------------
 American International Group, Inc.                                     1.29%
-------------------------------------------------------------------------------
 Schlumberger Ltd.                                                      1.16%
-------------------------------------------------------------------------------
 Exxon Mobil Corp.                                                      1.13%
-------------------------------------------------------------------------------
 State Street Corp.                                                     1.10%
-------------------------------------------------------------------------------
 QUALCOMM, Inc.                                                         1.04%
-------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                            STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

DOMESTIC EQUITY -- 43.5%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 6.1%

Bed Bath & Beyond, Inc.              144,775  $  4,939,723(a,h)
Carnival Corp.                        77,753     3,765,578
Coach, Inc.                            8,711       411,769(a)
Comcast Corp. (Class A)              230,431     5,521,127(a,h)
Kohl's Corp.                          28,019     1,606,329(a)
Liberty Global, Inc. (Series C)       60,622     2,343,646(a)
Liberty Media Holding Corp -
   Capital (Series A)                 21,057     2,628,545(a)
Life Time Fitness, Inc.               13,107       803,983(a)
Lowe's Companies, Inc.               116,719     3,270,466
Omnicom Group, Inc.                   38,526     1,852,715
O'Reilly Automotive, Inc.             22,774       760,879(a)
Penn National Gaming Inc.              3,427       202,262(a)
Regal Entertainment
   Group, (Class A)                   19,129       419,882
Starwood Hotels & Resorts
   Worldwide, Inc.                     5,987       363,710
Target Corp.                          41,679     2,649,534
The Cheesecake Factory                66,854     1,569,064(a)
Weight Watchers
   International Inc.                  8,101       466,294
                                                33,575,506

CONSUMER STAPLES -- 3.4%

Alberto-Culver Co.                    73,876     1,831,386
Colgate-Palmolive Co.                 65,145     4,646,141(h)
General Mills, Inc.                    6,451       374,223
Kimberly-Clark Corp.                   8,056       566,015
McCormick & Company, Inc.             20,161       725,191
PepsiCo, Inc.                         70,048     5,131,716(h)
Procter & Gamble Co.                  76,703     5,395,289
                                                18,669,961

ENERGY -- 4.0%

Dresser-Rand Group, Inc.              13,924       594,694(a)
EOG Resources, Inc.                   26,743     1,934,322
Exxon Mobil Corp.                     70,048     6,483,643(h)
Halliburton Co.                       31,522     1,210,445
Hess Corp.                             9,480       630,704
Peabody Energy Corp.                   8,285       396,603
Schlumberger Ltd.                     63,744     6,693,120(h)
Southwestern Energy Co.               12,298       514,671(a)
Transocean Inc.                       25,217     2,850,782(a)
Weatherford International Ltd.        13,358       897,390(a)
                                                22,206,374

FINANCIALS -- 6.5%

Affiliated Managers Group, Inc.        4,107       523,684(a)
Alleghany Corp.                          200        81,200(a)
American International Group, Inc.   109,275     7,392,454(h)
--------------------------------------------------------------------------------




                                      NUMBER
                                   OF SHARES         VALUE

AvalonBay Communities, Inc. (REIT)     2,016  $    238,009
CB Richard Ellis Group, Inc.
   (Class A)                         116,621     3,246,728(a)
Citigroup, Inc.                      113,472     5,295,738
Countrywide Financial Corp.           20,439       388,545
CVB Financial Corp.                   30,123       352,439
Douglas Emmett, Inc. (REIT)           12,597       311,524
Federal National Mortgage Assoc.      56,389     3,429,015(h)
Fortress Investment
   Group LLC (Class A)                22,174       472,750
Greenhill & Company, Inc.              6,706       409,401
HCC Insurance Holdings, Inc.          56,366     1,614,322
Legg Mason, Inc.                       6,579       554,544
Merrill Lynch & Company, Inc.         14,010       998,633
Metlife, Inc.                         16,812     1,172,301
Prologis (REIT)                        3,629       240,784
SL Green Realty Corp. (REIT)           4,234       494,404
State Street Corp.                    92,463     6,302,278(e)
SunTrust Banks, Inc.                  20,314     1,537,160
Zions Bancorporation                   5,282       362,715
                                                35,418,628

HEALTHCARE -- 8.0%
Abbott Laboratories                   65,845     3,530,609(h)
Accuray Inc.                          15,726       274,576(a)
Aetna, Inc.                           44,892     2,436,289
Alcon, Inc.                            3,306       475,800
Amgen, Inc.                          104,122     5,890,182(a,h)
Amylin Pharmaceuticals, Inc.          15,710       785,500(a)
Barr Pharmaceuticals, Inc.            13,193       750,814(a)
DENTSPLY International, Inc.          16,139       672,028
Gen-Probe Inc.                         8,266       550,350(a)
Gilead Sciences, Inc.                 60,425     2,469,569(a)
Hologic, Inc.                         14,516       885,476(a)
Lifecell Corp.                        13,710       515,085(a)
Lincare Holdings Inc.                 26,268       962,722(a)
Manor Care, Inc.                       7,591       488,860
Masimo Corp.                          26,889       689,972(a)
Medtronic Inc.                       100,078     5,645,400
Pfizer Inc.                          114,412     2,795,085(h)
Psychiatric Solutions Inc.            24,281       953,758(a)
Resmed, Inc.                          59,852     2,565,855(a)
Thermo Electron Corp.                 18,546     1,070,475(a)
UnitedHealth Group, Inc.             114,912     5,565,188
Vertex Pharmaceuticals, Inc.          14,147       543,386(a)
Wyeth                                 69,348     3,089,453(h)
                                                43,606,432

INDUSTRIALS -- 3.3%

Cooper Industries Ltd.                 6,250       319,313
Corporate Executive Board Co.          9,358       694,738
CoStar Group, Inc.                     4,080       218,076(a)
Dover Corp.                           69,345     3,533,128(h)
Harsco Corp.                          17,738     1,051,331
Hexcel Corp.                          73,436     1,667,731(a)
Joy Global, Inc.                       9,832       500,056
SAIC, Inc.                            23,629       453,441(a)
Southwest Airlines Co.                56,038       829,362


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Spirit Aerosystems
   Holdings, Inc. (Class A)            7,997   $   311,403(a)
Textron Inc.                          79,916     4,971,574
United Technologies Corp.             42,029     3,382,494
                                                17,932,647

INFORMATION TECHNOLOGY -- 10.0%

Activision, Inc.                      79,022     1,706,085(a)
Affiliated Computer
   Services, Inc. (Class A)            4,637       232,963(a)
Automatic Data Processing, Inc.       49,034     2,252,132
Cisco Systems, Inc.                  224,752     7,441,539(a)
Citrix Systems, Inc.                  13,105       528,394(a)
Cogent, Inc.                          27,987       438,836(a)
Comverse Technology, Inc.             19,800       392,040(a)
DST Systems, Inc.                      6,864       589,000(a)
Electronic Arts, Inc.                  5,040       282,190(a)
Fidelity National Information
   Services, Inc.                     10,886       483,012
Global Cash Access
   Holdings, Inc.                     15,351       162,567(a)
Harris Corp.                          10,405       601,305
Hittite Microwave Corp.               14,920       658,718(a)
Intel Corp.                          156,207     4,039,513
Intuit Inc.                           98,067     2,971,430(a,h)
Juniper Networks, Inc.                23,583       863,374(a)
Limelight Networks, Inc.              15,179       133,272(a)
Macrovision Corp.                     34,853       858,429(a)
Marvell Technology Group Ltd.         16,612       271,938(a)
Maxim Integrated Products, Inc.        4,032       118,339
Mettler Toledo International Inc.      4,740       483,480(a)
Microchip Technology Inc.             41,737     1,515,887
Microsoft Corp.                      133,091     3,920,861(h)
Molex, Inc. (Class A)                 92,463     2,344,862(h)
Network Appliance, Inc.               18,316       492,884(a)
Oracle Corp.                         196,134     4,246,301(a,h)
Paychex, Inc.                        100,045     4,101,845
QUALCOMM, Inc.                       141,707     5,988,538
Salesforce.com, Inc.                   8,669       444,893(a)
Western Union Co.                    170,567     3,576,790
Yahoo! Inc.                          103,671     2,782,530(a)
                                                54,923,947

MATERIALS -- 0.9%

Cabot Corp.                            9,689       344,250
Martin Marietta Materials, Inc.        4,193       559,975
Monsanto Co.                          39,960     3,426,170
Praxair, Inc.                          8,037       673,179
                                                 5,003,574

TELECOMMUNICATION SERVICES -- 0.9%

American Tower Corp. (Class A)        11,536       502,277(a)
BigBand Networks, Inc.                23,965       153,376(a)
Neustar, Inc. (Class A)               29,782     1,021,225(a)
NII Holdings Inc. (Class B)           40,418     3,320,339(a)
                                                 4,997,217


                                      NUMBER
                                   OF SHARES         VALUE
UTILITIES -- 0.4%

DTE Energy Co.                         7,970   $   386,067
ITC Holdings Corp.                    18,348       909,143
PPL Corp.                              8,385       388,227
SCANA Corp.                            9,723       376,669
                                                 2,060,106

TOTAL DOMESTIC EQUITY
   (COST $216,329,583)                         238,394,392



--------------------------------------------------------------------------------
FOREIGN EQUITY -- 28.3%
--------------------------------------------------------------------------------

COMMON STOCK -- 27.4%

CONSUMER DISCRETIONARY -- 2.0%

Accor S.A.                             6,419       568,358
China Travel International Inv       343,865       254,956
DaimlerChrysler AG (Regd.)             8,570       860,948
Esprit Holdings Ltd.                  30,000       476,917
Gafisa S.A.                            7,455       124,993
Hyundai Mobis                          1,490       158,093
Hyundai Motor Co.                      3,690       297,974
Indian Hotels Company Ltd.            21,090        72,986
Koninklijke Philips
   Electronics N.V.                   65,904     2,966,407
LVMH Moet Hennessy
   Louis Vuitton S.A.                  9,164     1,095,649
Megainfo Holdings Ltd.               445,363        60,768
Naspers Ltd.                           4,210       116,605
ON*Media Corp.                        14,110       109,469
Prajay Engineers Syndicate Ltd.       14,904       115,948
Reed Elsevier PLC                     47,976       604,057
Renault S.A.                           3,065       442,950
Swatch Group AG                        1,699       555,571
Toyota Motor Corp.                    36,064     2,125,931
Urbi Desarrollos Urbanos
   S.A. de C.V.                       36,760       132,118
                                                11,140,698

CONSUMER STAPLES -- 1.9%

Diageo PLC                            69,839     1,528,156
Groupe Danone                         12,640       992,273
IOI Corp.                            114,000       202,406
ITC Ltd.                              19,075        90,546
Metro AG                              11,299     1,017,802
Nestle S.A. (Regd.)                    6,602     2,955,698
Seven & I Holdings Company Ltd.       25,900       665,431
Shinsegae Company Ltd.                   120        83,527
Shiseido Company Ltd.                 61,000     1,352,432
Tesco PLC                            139,986     1,252,742
Tiger Brands Ltd.                      6,022       158,785
                                                10,299,798

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

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Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
ENERGY -- 2.7%

Acergy S.A.                           59,849  $  1,768,786
BG Group, PLC                         58,745     1,012,527
CAT Oil AG                             6,388       163,070
China Oilfield Services Ltd.
   (Series H)                         32,000        73,732
China Petroleum &
   Chemical Corp.                    374,000       465,535
China Shenhua Energy
   Company Ltd.                       32,000       192,775
ENI S.p.A.                             7,588       280,465
LUKOIL ADR                             2,571       213,650
OAO Gazprom ADR                       16,387       722,667
Paladin Resources Ltd.               131,685       901,978(a)
Petroleo Brasileiro S.A. ADR          37,822     2,447,084
Saipem S.p.A.                         88,089     3,748,250
Tesco Corp.                            3,684       100,021(a)
Thai Oil PCL                          57,000       143,020
TMK OAO GDR                            8,422       347,829(b)
Total S.A.                            24,477     1,984,863
                                                14,566,252

FINANCIALS -- 5.8%

Allianz AG (Regd.)                     5,060     1,179,077
AXA S.A.                              24,176     1,078,904
Banca Intesa S.p.A.                  206,452     1,589,874
Banco do Brasil S.A.                   8,934       149,984
Banco Santander Central
   Hispano S.A. (Regd.)               99,388     1,926,527
Bank of Yokohama Ltd.                130,803       901,854
BNP Paribas                           14,860     1,621,757
CapitaLand Ltd.                      174,000       955,303
China Merchants Bank
   Company Ltd.                       10,000        43,959
China Vanke Company Ltd.              29,500        83,541
Chinatrust Financial Holding
   Company Ltd.                      144,000       105,678(a)
Credit Agricole S.A.                  23,077       887,752
Credit Suisse Group, (Regd.)           7,653       506,400
Dubai Islamic Bank                    35,868        92,033
Egyptian Financial Group-
   Hermes Holding                     19,798       160,864
Emaar Properties                      41,245       120,210
Hongkong Land Holdings Ltd.           41,000       185,320
Hung Poo Real Estate
   Development Corp.                 123,350       122,084
ING Groep N.V.                        21,578       955,291
Jardine Matheson Holdings Ltd.         9,668       276,505
Kazkommertsbank GDR                    5,423        74,349(a,b)
Kookmin Bank                          16,030     1,334,739
Lloyds TSB Group, PLC                 71,752       793,047
Megaworld Corp.                      122,789         9,591
Metropolitan Bank & Trust             65,700        81,669
Mitsubishi Estate Company Ltd.        91,000     2,603,052
Mitsubishi UFJ Financial
   Group, Inc.                       207,000     1,858,481


                                      NUMBER
                                   OF SHARES         VALUE

Nomura Holdings, Inc.                146,500  $  2,453,237
Ping An Insurance Group               13,500       186,461
Plaza Centers N.V.                    20,609        75,473
Prudential PLC                        99,175     1,518,436
PT Bank Niaga                      1,557,867       148,206
Reliance Capital Ltd. ADR              1,060        42,126(a,b)
Royal Bank of Scotland Group, PLC    143,052    1,530,096
Samsung Fire & Marine Insurance
   Company Ltd.                          980       210,960
Siam Commercial Bank PCL              75,400       173,788
Standard Bank Group, Ltd.              9,117       131,479
State Bank of India Ltd. GDR           1,280       143,360
Sumitomo Realty & Development
   Company Ltd.                       22,000       772,769
Sun Hung Kai Properties Ltd.          57,087       962,638
Swiss Reinsurance                      3,947       350,371
Tisco Bank PCL                         6,565         5,986
Tisco Bank PCL                        92,125        80,635
Unibail-Rodamco (REIT)                 3,082       791,099
UniCredito Italiano S.p.A.           272,164     2,322,347
VTB Bank OJSC                          5,463        48,894(a,b)
Woori Investment &
   Securities Co Ltd                   4,930       139,526
                                                31,785,732

HEALTHCARE -- 0.9%

GlaxoSmithKline PLC                    6,337       167,452
Roche Holding AG                      20,225     3,654,766
Smith & Nephew PLC ADR                 7,585       464,505
Teva Pharmaceutical
   Industries Ltd. ADR                 3,909       173,833
Yuhan Corp.                              787       167,264
Zentiva N.V.                           1,315        80,353
                                                 4,708,173

INDUSTRIALS -- 4.3%

ABB Ltd. (Regd.)                      76,150     1,998,595
Alstom                                 6,415     1,300,679
Asahi Glass Company Ltd.              72,002       967,205
Brambles Ltd.                         57,103       745,872
CAE, Inc.                            112,077     1,510,225
Canadian National Railway Co.         28,499     1,627,859
China Communications
   Construction Company Ltd.         101,055       240,389
China High Speed Transmission
   Equipment Group Company Ltd.       27,000        48,935
China Infrastructure
   Machinery Holdings Ltd.               517         1,194
Chiyoda Corp.                         29,185       525,261
Daewoo Shipbuilding & Marine
   Engineering Company Ltd.            1,610       101,862
Doosan Heavy Industries and
   Construction Company Ltd.           3,170       334,960
East Japan Railway Co.                   187     1,473,043


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

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Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
Empresas ICA Sociedad
   Controladora S.A. de C.V.          29,474   $   177,766
Enka Insaat ve Sanayi AS              14,029       177,201
Fraser and Neave Ltd.                 20,000        76,796
Group 4 Securicor PLC                122,593       504,525
Group 4 Securicor PLC                146,249       605,493
Grupo Aeroportuario del
   Sureste S.A. de C.V. ADR
   (Series B)                            949        47,089
Hyunjin Materials Company Ltd.         3,550       176,113
Italian-Thai Development PCL          43,707         9,783
Italian-Thai Development
   PCL NVDR                           33,895         7,540
Jaiprakash Associates Ltd.             6,635       180,996
Komatsu Ltd.                          31,906     1,070,792
Larsen & Toubro Ltd.                   6,849       484,015
Mitsubishi Heavy Industries Ltd.     154,000     1,005,556
Murray & Roberts Holdings Ltd.         8,695       113,290
Orascom Construction Industries       16,534     1,386,429
Orkla ASA                             38,538       684,441
Sandvik AB                            64,238     1,372,830
Schneider Electric S.A.                5,936       747,950
Siemens AG (Regd.)                    17,193     2,357,567
Smiths Group PLC                      13,132       286,005
United Tractors Tbk PT               161,500       144,811
Vinci S.A.                            10,509       818,857
                                                23,311,924

INFORMATION TECHNOLOGY -- 2.2%

Delta Electronics Inc.                57,982       224,750
Gemtek Technology Corp.               67,144       168,709
HON HAI Precision Industry
   Company Ltd.                       45,120       340,111
Hoya Corp.                            23,800       811,164
Ibiden Company Ltd.                   20,599     1,731,881
MediaTek Inc.                         21,210       382,150
Nidec Corp.                           22,428     1,565,855
Nintendo Company Ltd.                    100        51,993
Nokia OYJ                            101,187     3,836,455
Samsung Electronics
   Company Ltd.                        2,720     1,709,010
Sohu.com Inc.                          3,699       139,489
Taiwan Semiconductor
   Manufacturing Company Ltd.        676,395     1,318,177
                                                12,279,744

MATERIALS -- 3.7%
Angang Steel Company Ltd.             14,000        53,973
Anglo Platinum Ltd.                    5,860       885,872
Bayer AG                              26,947     2,139,171
BHP Billiton PLC                     120,490     4,295,902
China Grand Forest                 1,144,681       380,153(a)
China Molybdenum Company Ltd.          1,400         3,092(b)
Holcim Ltd. (Regd.)                    5,118       563,409
Israel Chemicals Ltd.                 19,208       176,039


                                      NUMBER
                                   OF SHARES         VALUE

Linde AG                              13,942 $   1,726,786
Maanshan Iron & Steel                112,000       122,111
Makhteshim-Agan Industries Ltd.       21,173       187,461(a)
MMC Norilsk Nickel ADR                 1,010       274,720
Novozymes (Series B)                   7,140       894,995
Polymetal GDR                         17,462       115,249(b)
POSCO                                    280       205,912
Potash Corp of Saskatchewan           23,816     2,517,702
Rio Tinto PLC (Regd.)                 19,008     1,637,332
Samling Global Ltd.                  332,000       109,831
Sinofert Holdings Ltd.               316,000       248,532
Steppe Cement Ltd.                    22,047       147,778
Syngenta AG (Regd)                     4,045       869,111
Toray Industries Inc.                329,000     2,608,773
Vedanta Resources PLC                  6,315       261,177
                                                20,425,081

TELECOMMUNICATION SERVICES -- 2.6%

America Movil S.A. de C.V.
   ADR (Series L)                     28,193     1,804,352
Bharti Airtel Ltd.                     9,778       230,650(a)
China Mobile Ltd.                     21,500       352,030
Hellenic Telecommunications
   Organization S.A.                  36,863     1,363,042
Hutchison Telecommunications
   International Ltd.                 62,000        86,193
Mobile Telesystems OJSC ADR           13,480       934,299
MTN Group, Ltd.                       94,260     1,428,234
Orascom Telecom Holding SAE            4,360        56,963
Orascom Telecom
   Holding SAE GDR                     2,251       147,215
Philippine Long Distance
   Telephone Co.                         651        42,051
Singapore Telecommunications Ltd.    418,990     1,134,656
Telekom Malaysia Bhd                  33,000        93,940
Telekomunikasi Indonesia
   Tbk PT (Series B)                 134,500       161,782
Telenor ASA                          163,665     3,259,868
Turkcell Iletisim Hizmet AS ADR        2,932        62,393
Vodafone Group, PLC                  909,777     3,271,485
                                                14,429,153

UTILITIES -- 1.3%

CEZ                                    3,160       194,726
E.ON AG                               11,842     2,183,616
First Philippine Holdings Corp.       40,100        68,984
National Grid PLC                     53,663       857,149
PNOC Energy Development Corp.        834,421       118,542
RWE AG                                 4,234       531,086
Suez S.A.                             17,786     1,044,657
Veolia Environnement                  25,847     2,219,833
                                                 7,218,593

TOTAL COMMON STOCK
   (COST $117,101,294)                         150,165,148


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

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Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
PREFERRED STOCK -- 0.9%
--------------------------------------------------------------------------------

All America Latina Logistica S.A.     46,700   $   662,429
Cia Vale do Rio Doce                  20,828       590,881
Cia Vale do Rio Doce ADR             126,802     3,607,518 (h)
Petroleo Brasileiro S.A.               2,800        90,087

TOTAL PREFERRED STOCK
   (COST $2,292,828)                             4,950,915


TOTAL FOREIGN EQUITY
   (COST $119,394,122)                         155,116,063

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 21.3%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 4.4%

U.S. Treasury Bonds
4.50%       02/15/36            $     70,000        66,380
4.75%       02/15/37               4,252,000     4,196,001
U.S. Treasury Notes
4.50%       11/15/10 - 05/15/17    4,060,000     4,038,364
4.63%       11/15/09 - 02/15/17    5,637,000     5,680,524(h)
4.88%       06/30/12               9,929,000    10,204,431
                                                24,185,700

FEDERAL AGENCIES -- 0.5%

Federal Home Loan Mortgage Corp.
4.75%       03/05/12               1,725,000     1,733,628(h)
4.88%       02/09/10               1,055,000     1,066,009(h)
5.00%       02/16/17                 150,000       150,140(h)
                                                 2,949,777

AGENCY MORTGAGE BACKED -- 7.0%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35      153,031       142,178(h)
5.00%       07/01/35 - 10/01/35      325,438       310,904(h)
5.50%       05/01/20                  21,750        21,684(h)
6.00%       04/01/17 - 05/01/35      421,620       423,669(h)
6.50%       01/01/27 - 07/01/36      258,467       263,650(h)
7.00%       10/01/16 - 08/01/36      368,280       382,186(h)
7.50%       11/01/09 - 09/01/33       14,502        15,188(h)
8.00%       04/01/30 - 11/01/30        2,421         2,554(h)
9.00%       04/01/16 - 06/01/21        2,613         2,798(h)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19      115,085       108,359 (h)
4.50%       05/01/18 - 02/01/35      839,650       801,192 (h)
5.00%       06/01/20 - 08/01/35      557,665       536,066 (h)
5.00%       07/01/35                 356,242       357,885(h,i)
5.10%       08/01/35                 231,301       231,092(h,i)
5.27%       04/01/37                 106,736       106,667(i)
5.44%       04/01/37                   9,858         9,904(i)



                                   PRINCIPAL
                                      AMOUNT         VALUE

5.50%       03/01/14 - 08/01/35  $   631,622   $   625,260(h)
5.53%       04/01/37                 135,450       136,263(i)
5.59%       04/01/37                 118,545       119,458(i)
5.60%       04/01/37                 125,906       126,908(i)
5.62%       03/01/37                   8,423         8,491(i)
5.63%       06/01/37                 171,862       173,115(i)
5.66%       05/01/37                  69,183        69,760(i)
5.68%       04/01/37                  87,969        88,760(i)
5.70%       04/01/37                 167,166       168,757(i)
5.71%       04/01/37                 183,134       184,914(i)
5.85%       06/01/37                 212,969       215,346(i)
6.00%       07/01/14 - 08/01/35    1,995,577     2,000,554(h)
6.04%       10/01/37                 192,015       193,935(i)
6.50%       01/01/15 - 02/01/35    1,262,289     1,290,549(h)
7.00%       10/01/16 - 06/01/36      322,719       334,940(h)
7.50%       12/01/09 - 03/01/34       41,096        43,016(h)
8.00%       12/01/11 - 11/01/33       19,747        20,672(h)
8.50%       07/01/30 - 05/01/31        1,677         1,801(h)
9.00%       06/01/09 - 12/01/22       13,930        14,632(h)
5.00%       TBA                    7,857,000     7,532,674(c)
5.50%       TBA                   10,720,000    10,503,353(c)
6.00%       TBA                    8,040,000     8,050,050(c)
6.50%       TBA                    1,115,000     1,135,209(c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34      221,447       209,037(h)
5.00%       08/15/33                  55,184        53,405(h)
6.00%       04/15/30 - 09/15/36      224,079       225,800(h)
6.50%       02/15/24 - 06/15/36      108,983       111,573(h)
7.00%       03/15/12 - 10/15/36      128,070       132,745(h)
8.00%       06/15/30                      63            68(h)
8.50%       10/15/17                  25,409        27,151(h)
9.00%       11/15/16 - 12/15/21       30,311        32,577(h)
5.50%       TBA                      865,000       852,836(c)
                                                38,399,585

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

Collateralized Mortgage Obligation
   Trust (Class B)
5.15%       11/01/18                     920           802(d,f,h)
Federal Home Loan Mortgage Corp.
1.40%       12/15/30                 292,799        15,921(g,h,i)
1.45%       09/15/36                 331,036        30,879(g,i)
1.52%       04/25/37                 275,560        16,767(g,i)
1.80%       10/15/18                 176,741        10,826(d,g,h,i)
2.03%       09/15/36                 312,743        31,568(g,h,i)
3.50%       12/15/33                  19,745        14,132(h,i)
4.50%       03/15/18 - 03/15/19       79,415         7,469(g,h)
5.00%       04/15/14 - 12/01/34    1,420,182       322,862(g,h)
5.50%       04/15/17 - 06/15/33       71,814        13,643(g,h)
5.50%       04/15/26                 396,840       399,532
7.15%       04/15/37                 359,214        22,732(d,g,i)
7.50%       01/15/16                   6,165         6,382 (h)
7.50%       07/15/27                   7,172         1,394(g,h)
8.00%       04/15/20                     385           385 (h)
8.00%       02/01/23 - 07/01/24        2,800           726(g,h)
11.00%      05/15/37                 491,810        30,864(d,g,i)
23.96%      09/25/43                 213,853         2,300(d,g,h,i)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
Federal Home Loan Mortgage STRIPS
6.45%       08/01/27              $      608    $      487(d,f,h)
Federal National Mortgage Assoc.
1.19%       12/25/42                 100,285         2,789(g,h,i)
1.32%       05/25/37 - 06/25/37    4,182,673       254,656(g,i)
1.64%       03/25/37                 281,171        15,715(g,i)
1.87%       10/25/29                  37,276         2,254(g,h,i)
2.07%       06/25/36 - 07/25/37    4,239,157       321,601(g,h,i)
2.47%       09/25/42                 136,759         7,906(g,h,i)
2.52%       04/25/17 - 10/25/17       79,250         5,150(g,h,i)
2.57%       08/25/16                  22,683         1,077(g,h,i)
4.50%       05/25/18                  50,424         4,365(g,h)
4.75%       11/25/14                  11,669           594(g,h)
5.00%       08/25/17                  11,567         1,406(g,h)
5.50%       03/25/29 - 01/25/33      477,658       470,154
8.00%       07/25/14                   7,078         7,160(h)
Federal National Mortgage
   Assoc. (Class 2)
5.50%       12/01/33                  77,631        19,877(g,h)
Federal National Mortgage
   Assoc. (Class S)
1.97%       02/25/31                  40,793         2,095(g,h,i)
Federal National Mortgage
   Assoc. REMIC
2.07%       01/25/37                 834,390        62,062(g,h,i)
4.50%       11/25/13 - 11/25/13       36,108         1,183(g,h)
5.00%       10/25/22                  49,566         8,055(g,h)
5.32%       03/25/31                  38,965        38,230(h,i)
Federal National Mortgage
   Assoc. REMIC (Class B)
4.82%       12/25/22                   1,044           897(d,f,h)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
5.00%       08/01/34                 435,457       114,511 (g)
7.50%       11/01/23                  18,964         5,153(g,h)
8.00%       08/01/23 - 07/01/24        6,141         1,562(g,h)
8.50%       03/01/17 - 07/25/22        2,302           497(g,h)
9.00%       05/25/22                   1,066           279(g,h)
                                                 2,278,899

ASSET BACKED -- 1.4%

Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.50%       01/25/34                   4,827         4,601(h,i)
Capital One Master Trust (Class C)
6.70%       06/15/11                  36,000        36,241(b,h)
Capital One Multi-Asset Execution
   Trust (Class A)
5.78%       03/16/15                 100,000        98,557 (i)
Carmax Auto Owner Trust
4.35%       03/15/10                  24,000        23,819 (h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.63%       03/25/32                   6,224         6,155(h,i)


                                   PRINCIPAL
                                      AMOUNT         VALUE
Citibank Credit Card Issuance Trust
4.45%       04/07/10            $     22,000   $    21,897(h)
Discover Card Master
   Trust I (Class A)
5.78%       04/17/12               3,500,000     3,488,902(h,i)
Fleet Home Equity Loan
   Trust (Class A)
5.79%       01/20/33                   9,715         9,569(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10                  27,284        27,062(h)
Mid-State Trust
7.54%       07/01/35                   3,513         3,769(h)
Option One Mortgage Loan Trust
5.26%       06/25/37               1,000,000       982,107(i)
Peco Energy Transition Trust
6.52%       12/31/10                  17,000        17,772(h)
Residential Asset Mortgage
   Products, Inc.
5.37%       03/25/34                   2,769         2,757(h,i)
Residential Asset Securities Corp.
5.63%       07/25/32                   3,237         3,172(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%       07/25/30                  16,631        16,408(h,i)
Swift Master Auto Receivables
   Trust (Class A)
5.85%       06/15/12               1,000,000     1,000,000(i)
Triad Auto Receivables Owner
   Trust (Class A)
5.87%       02/12/14               2,000,000     1,968,709(i)
Wells Fargo Home Equity Trust
3.97%       05/25/34                   9,759         9,498(h,i)
                                                 7,720,995

CORPORATE NOTES -- 4.3%

Abbey National PLC
7.95%       10/26/29                  62,000        72,584(h)
AES Ironwood LLC
8.86%       11/30/25                 249,031       271,444(h)
American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10                 300,000       301,223(h)
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15                 161,000       153,398(h)
American Railcar Industries, Inc.
7.50%       03/01/14                  15,000        14,925(h)
Amgen Inc.
5.85%       06/01/17                 125,000       123,387(b,h)
Appalachian Power Co. (Series G)
3.60%       05/15/08                  16,000        15,802(h)
Arizona Public Service Co.
6.25%       08/01/16                  45,000        45,217(h)
AT&T, Inc.
4.13%       09/15/09                 300,000       295,027


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

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Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE

BAC CAP TRUST V
5.63%       03/08/35                $222,000  $    193,856(h)
Banco Mercantil del Norte S.A.
5.88%       02/17/14                  60,000        59,610(b,h,i)
6.14%       10/13/16                 170,000       169,208(b,h,i)
Banco Santander Chile
5.38%       12/09/14                  64,000        61,944(b,h)
Basell AF SCA
8.38%       08/15/15                 250,000       228,125(b)
Bear Stearns Companies Inc.
5.85%       07/19/10                  90,000        90,233
6.95%       08/10/12                 325,000       338,851
BellSouth Corp.
6.55%       06/15/34                  59,000        60,240(h)
Bertin Ltd.
10.25%      10/05/16                 100,000       107,000(b,h)
BJ Services Co.
5.75%       06/01/11                  40,000        40,428(h)
Bristol-Myers Squibb Co.
5.88%       11/15/36                  85,000        80,916(h)
British Telecommunications PLC
8.63%       12/15/10                  15,000        16,500(h)
Cadbury Schweppes US
   Finance LLC
3.88%       10/01/08                  31,000        30,565(b,h)
Capital One Bank
6.50%       06/13/13                  21,000        21,476(h)
Carolina Power & Light Co.
5.15%       04/01/15                  34,000        32,955(h)
5.70%       04/01/35                  17,000        15,868(h)
6.13%       09/15/33                  22,000        21,709(h)
Chubb Corp.
6.00%       05/11/37                  90,000        85,995(h)
Citigroup, Inc.
5.13%       02/14/11 - 05/05/14      265,000       261,178(h)
Clarendon Alumina Production Ltd.
8.50%       11/16/21                 205,000       212,688(b,h)
Clear Channel Communications, Inc.
4.50%       01/15/10                 280,000       259,700(h)
Commonwealth Bank of Australia
6.02%       03/29/49                  40,000        37,956(b,h,i)
Consumers Energy Co.
5.15%       02/15/17                  42,000        39,677(h)
Corrections Corp of America
7.50%       05/01/11                 130,000       130,975(h)
COX Communications, Inc.
7.13%       10/01/12                  60,000        63,618(h)
7.75%       11/01/10                  85,000        90,611(h)
CSC Holdings, Inc. (Series B)
8.13%       07/15/09                 135,000       137,363(h)
CSX Transportation, Inc.
9.75%       06/15/20                 211,000       269,021(h)
DaimlerChrysler NA Holding Corp.
4.05%       06/04/08                  52,000        51,430(h)
DBS Bank Ltd.
7.88%       08/10/09                 130,000       136,570(b,h)


                                   PRINCIPAL
                                      AMOUNT         VALUE
Deluxe Corp.
3.50%       10/01/07                $200,000  $    200,000(h)
Denny's Holdings Inc.
10.00%      10/01/12                 200,000       206,500(h)
Dex Media West LLC
8.50%       08/15/10                 330,000       339,075(h)
Dillard's, Inc.
6.63%       11/15/08                 280,000       274,750(h)
Dominion Resources, Inc.
5.69%       05/15/08                  77,300        77,334(h,k)
Dominion Resources, Inc. (Series B)
6.30%       09/30/66                 335,000       331,271(h,i)
Dover Corp.
6.50%       02/15/11                  75,000        77,807(h)
DP WORLD Ltd.
6.85%       07/02/37                 100,000        99,295(b)
Duke Energy Corp.
5.38%       01/01/09                  50,000        49,975(h)
Dynegy Holdings Inc.
7.75%       06/01/19                 185,000       176,906(b,h)
Edison Mission Energy
7.00%       05/15/17                 200,000       197,000(b,h)
EI Du Pont de Nemours & Co.
4.88%       04/30/14                  70,000        67,136(h)
El Paso Electric Co.
6.00%       05/15/35                  60,000        55,921(h)
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%      07/19/13                  30,000        32,775(b,h)
FirstEnergy Corp. (Series B)
6.45%       11/15/11                 172,000       177,825(h)
Freescale Semiconductor Inc.
8.88%       12/15/14                 200,000       193,000
Galaxy Entertainment Finance
   Company Ltd.
9.88%       12/15/12                 100,000       102,000(h)
Georgia Gulf Corp.
9.50%       10/15/14                  55,000        50,325
Globo Comunicacoes e
   Participacoes S.A.
7.25%       04/26/22                 100,000        97,000(b)
GMAC LLC
5.63%       05/15/09                 274,000       266,753
5.85%       01/14/09                 110,000       107,663
Golden West Financial Corp.
4.75%       10/01/12                  10,000         9,752(h)
Goldman Sachs Group, Inc.
6.60%       01/15/12                 410,000       428,228(h)
GTE Corp.
6.94%       04/15/28                 163,000       171,364(h)
7.51%       04/01/09                  52,000        53,429(h)
Hexion US Finance Corp.
9.75%       11/15/14                 185,000       203,500
HSBC Bank USA NA
4.63%       04/01/14                 395,000       366,587


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
HSBC Capital Funding LP
4.61%       12/29/49              $   34,000   $    31,937(b,h,i)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49                  27,000        29,606(b,h,i)
HSBC Finance Corp.
6.75%       05/15/11                  60,000        62,485
Hydro Quebec
8.50%       12/01/29                 260,000       355,685(h)
Idearc, Inc.
8.00%       11/15/16                 185,000       184,538
IIRSA Norte Finance Ltd.
8.75%       05/30/24                 107,049       126,317(b,h)
Industrias Unidas S.A.
11.50%      11/15/16                 100,000        93,500(b,h)
ING Capital Funding TR III
8.44%       12/29/49                 181,000       195,252(h,i)
ING Groep N.V.
5.78%       12/29/49                 357,000       336,909(h,i)
Inmarsat Finance PLC
8.39%       11/15/12                 240,000       229,800(d,k)
Intergen N.V.
9.00%       06/30/17                 159,000       166,950(b)
International Business
   Machines Corp.
4.75%       11/29/12                 125,000       122,909(h)
International Steel Group Inc.
6.50%       04/15/14                  95,000        94,863
Interoceanica IV Finance Ltd.
4.14%       11/30/18                 100,000        63,280(b,d)
4.22%       11/30/25                 100,000        46,820(b,d)
iStar Financial, Inc. (REIT)
7.00%       03/15/08                  23,000        22,979(h)
JBS S.A.
9.38%       02/07/11                 100,000       102,750
JP Morgan Chase & Co.
7.00%       11/15/09                  55,000        57,157(h)
JP Morgan Chase Bank
5.88%       06/13/16                 180,000       180,934
Kansas Gas & Electric
5.65%       03/29/21                 108,000       103,997(h)
Kazkommerts International BV
7.00%       11/03/09                  25,000        23,938(b)
Landsbanki Islands
6.21%       08/25/09                 100,000       100,589(b,h,i)
Libbey Glass Inc.
12.38%      06/01/11                 105,000       113,663(i)
Lukoil International Finance BV
6.36%       06/07/17                 100,000        96,000(b)
Majestic Star Casino LLC
9.50%       10/15/10                 145,000       139,200(h)
Marfrig Overseas Ltd.
9.63%       11/16/16                 100,000       103,250(b)
Markel Corp.
7.35%       08/15/34                  80,000        82,297(h)
MBIA, Inc.
5.70%       12/01/34                  55,000        45,022
Mediacom LLC
9.50%       01/15/13                 105,000       106,313(h)


                                   PRINCIPAL
                                      AMOUNT         VALUE
Merck & Company, Inc.
5.75%       11/15/36             $    85,000   $    80,237(h)
MGM Mirage
7.50%       06/01/16                 120,000       119,250
Midamerican Energy Holdings Co.
6.13%       04/01/36                  45,000        43,685(h)
Mizuho Financial Group Cayman Ltd.
8.38%       12/29/49                 115,000       119,782
Morgan Stanley
5.41%       05/07/09               3,000,000     2,975,754(i)
Munich Re America Corp. (Series B)
7.45%       12/15/26                  70,000        79,444(h)
Nakilat Inc.
6.27%       12/31/33                 105,000       101,916(b,h)
Nelnet, Inc.
5.13%       06/01/10                  94,000        90,331(h)
Nevada Power Co. (Series N)
6.65%       04/01/36                  65,000        64,523(h)
Nisource Finance Corp.
7.88%       11/15/10                  40,000        42,871(h)
Norfolk Southern Corp.
6.00%       04/30/08                  20,000        20,074(h)
8.63%       05/15/10                 110,000       119,269(h)
Norfolk Southern Railway Co.
9.75%       06/15/20                  32,000        41,950(h)
Northeast Utilities (Series B)
3.30%       06/01/08                  23,000        22,644(h)
Northern States Power Co.
6.25%       06/01/36                  15,000        15,438(h)
NorthWestern Corp.
5.88%       11/01/14                  82,000        79,943(h)
Ohio Power Co. (Series E)
6.60%       02/15/33                  18,000        18,706(h)
OPTI Canada Inc.
8.25%       12/15/14                 185,000       186,388(b,h)
Orion Power Holdings Inc.
12.00%      05/01/10                 185,000       202,575
Owens Brockway Glass Container Inc.
8.88%       02/15/09                 150,000       152,250
Pacific Gas & Electric Co.
5.80%       03/01/37                 125,000       117,719
PanAmSat Corp.
9.00%       08/15/14                 123,000       126,690(h)
Pemex Finance Ltd.
9.03%       02/15/11                  72,100        77,164(h)
Pemex Project Funding Master Trust
6.13%       08/15/08                 107,000       107,535(h)
7.88%       02/01/09                  45,000        46,418
PNC Preferred Funding Trust I
6.52%       12/31/49                 275,000       276,059(b,i)
Potomac Edison Co.
5.35%       11/15/14                  15,000        14,509(h)
Public Service Company of Colorado
7.88%       10/01/12                 115,000       127,214(h)
Puget Sound Energy, Inc.
3.36%       06/01/08                  13,000        12,807(h)
5.48%       06/01/35                  52,000        45,641(h)
Puget Sound Energy, Inc. (Series A)
6.97%       06/01/67                 160,000       153,542(i)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
Pulte Homes, Inc.
4.88%       07/15/09              $   85,000   $    79,083(h)
Rabobank Capital Funding II
5.26%       12/31/49                 227,000       214,646(b,h,i)
Rabobank Capital Funding Trust
5.25%       12/29/49                  20,000        18,405(b,h,i)
Rede Empresas de Energia
   Eletrica S.A.
11.13%      04/02/49                 100,000       100,500(b)
Reichhold Industries, Inc.
9.00%       08/15/14                  90,000        89,100(b,h)
Rock-Tenn Co.
8.20%       08/15/11                 195,000       201,581
Royal Bank of Scotland Group PLC
5.00%       10/01/14                  80,000        76,022(h)
RSHB Capital S.A.
6.30%       05/15/17                 100,000        94,140(b)
Sabine Pass LNG LP
7.25%       11/30/13                 130,000       128,050
7.50%       11/30/16                 180,000       177,300
Security Benefit Life Insurance
8.75%       05/15/16                  75,000        84,259(b)
Seitel, Inc.
9.75%       02/15/14                 200,000       189,000
Sierra Pacific Resources
8.63%       03/15/14                 300,000       317,557
Simon Property Group, L.P. (REIT)
4.60%       06/15/10                  52,000        51,004(h)
Skandinaviska Enskilda Banken AB
7.50%       03/29/49                 250,000       258,755(b,h,i)
SLM Corp.
4.50%       07/26/10                 280,000       262,039
Southern Copper Corp.
7.50%       07/27/35                  23,000        24,831
Southern Natural Gas Co.
5.90%       04/01/17                  50,000        48,660(b)
SouthTrust Bank
7.00%       11/15/08                   5,000         5,080(h)
Sovereign Capital Trust VI
7.91%       06/13/36                 210,000       221,601(h)
Sprint Capital Corp.
7.63%       01/30/11                 430,000       455,788
Stallion Oilfield Finance Corp.
9.75%       02/01/15                 190,000       184,064(b)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14                 100,000        98,300(i)
Stewart Enterprises, Inc.
6.25%       02/15/13                  65,000        63,213(h)
Telecom Italia Capital S.A.
6.20%       07/18/11                 270,000       276,358
Telefonica Emisiones SAU
5.86%       02/04/13                 150,000       151,613
Tennessee Gas Pipeline Co.
7.63%       04/01/37                  30,000        32,390
8.38%       06/15/32                  70,000        82,263
Time Warner, Inc.
6.88%       05/01/12                   4,000         4,183(h)


                                   PRINCIPAL
                                      AMOUNT         VALUE
Titan Petrochemicals Group Ltd.
8.50%       03/18/12             $   100,000  $     89,000(b)
Tronox Worldwide LLC
9.50%       12/01/12                 130,000       129,675(h)
UBS Preferred Funding Trust I
8.62%       10/29/49                  75,000        80,813(i)
Valspar Corp.
5.63%       05/01/12                  70,000        70,206
VeraSun Energy Corp.
9.38%       06/01/17                 200,000       172,000(b)
Verizon Global Funding Corp.
7.25%       12/01/10                 135,000       143,397
Verizon Pennsylvania, Inc.
8.35%       12/15/30                  50,000        59,716(h)
8.75%       08/15/31                  52,000        65,425(h)
VTB Capital S.A.
5.96%       08/01/08                 130,000       128,700(b,h,i)
Weatherford International, Inc.
5.95%       06/15/12                 130,000       132,269(b)
Wells Fargo & Co.
5.25%       12/01/07                  36,000        35,973(h)
Wells Fargo Bank NA
5.95%       08/26/36                 170,000       166,226
Westar Energy, Inc.
7.13%       08/01/09                  76,000        77,364(h)
Westlake Chemical Corp.
6.63%       01/15/16                 180,000       171,000(h)
Wisconsin Electric Power
5.70%       12/01/36                  40,000        37,632(h)
                                                23,702,893

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%

Banc of America Commercial
   Mortgage Inc.
4.13%       07/10/42                 200,000       196,379(h)
5.87%       04/10/49                 600,000       605,351(h)
Banc of America Commercial
   Mortgage Inc. (Class A)
5.79%       05/11/35                 191,582       194,408(h)
Banc of America Commercial
   Mortgage Inc. (Class C)
5.88%       04/10/17                 100,000        94,520(h)
Banc of America Funding Corp.
5.76%       03/20/36                  67,601        68,349(h,i)
5.83%       02/20/36                 135,412       134,155(h,i)
Banc of America Mortgage
   Securities (Class B)
5.38%       01/25/36                  67,538        64,466(h,i)
Bank of America Alternative
   Loan Trust
6.50%       07/25/35                  97,701        98,383(h)
Bear Stearns Asset Backed
   Securities Trust (Class A)
5.76%       07/25/36               1,508,639     1,489,882(h,i)
Bear Stearns Commercial
   Mortgage Securities
6.02%       02/14/31                  54,000        54,449 (h)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT        VALUE
Bear Stearns Commercial Mortgage
   Securities (Class A)
5.63%       04/12/38              $  600,000  $   607,148(h,i)
5.85%       06/11/40                 500,000      504,181(i)
CalSTRS Trust
4.13%       11/20/12                  40,526       40,460(b,h)
Citigroup Mortgage Loan Trust, Inc.
6.07%       08/25/36                 111,875      112,016(h,i)
Countrywide Alternative Loan Trust
5.98%       05/25/36                  24,618       16,690(h,i)
6.00%       03/25/36 - 08/25/36      103,205       57,613(h)
Countrywide Alternative Loan
   Trust (Class B)
6.00%       05/25/36 - 08/25/36       54,383       40,795(h)
Countrywide Home Loan Mortgage
   Pass Through Trust
5.46%       02/25/47                 138,106      136,935(h,i)
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
5.50%       12/25/35                  43,017       38,528(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36                  24,551       22,096(h,i)
Crusade Global Trust (Class A)
5.84%       09/18/34                   9,844        9,864(h,i)
CS First Boston Mortgage
   Securities Corp.
5.38%       07/15/37                 442,680       10,309(b,d,h,i,g)
5.25%       08/25/34                  48,232       47,850(h)
5.33%       10/25/35                  29,564       26,086(h,i)
CS First Boston Mortgage
   Securities Corp. (Class A)
5.44%       09/15/34                 100,000      100,489(h)
6.53%       06/15/34                 100,000      103,752(h)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                 137,550      138,536(h)
DLJ Commercial Mortgage
   Corp. (Class A)
7.18%       11/10/33                 181,142      189,217(h)
First Union-Lehman Brothers-
   Bank of America
6.56%       11/18/35                  12,108       12,128(h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35                 166,981      167,949(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.27%       12/10/41                 732,871       13,835(d,h,i,g)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37                  35,182       35,243(h)
Indymac INDA Mortgage Loan Trust
5.14%       01/25/36                 135,724      126,308(h,i)
Indymac INDA Mortgage
   Loan Trust (Class B)
5.14%       01/25/36                 135,724      131,742(h,i)
JP Morgan Alternative Loan Trust
5.19%       10/25/36               1,018,594    1,014,236(h,i)


                                   PRINCIPAL
                                      AMOUNT       VALUE
JP Morgan Chase Commercial
   Mortgage Securities Corp.
5.94%       02/12/49             $   800,000   $ 806,248(i)
6.47%       11/15/35                  25,489      26,505(h)
7.23%       02/12/51                  50,000      46,953(b,d,i)
JP Morgan Mortgage Trust
5.86%       04/25/37                 110,000     113,572(i)
LB-UBS Commercial Mortgage Trust
4.06%       09/15/27                  56,722      55,711(h,i)
5.22%       01/18/12                 591,922      13,646(d,h,i,g)
5.42%       02/15/40                 500,000     493,312
5.53%       03/15/39                 600,000     607,409(h)
5.66%       03/15/39                 600,000     606,163(h,i)
7.69%       03/15/36                 509,322      13,829(b,d,h,i,g)
7.79%       02/15/40                 495,201      10,295(b,d,h,i,g)
LB-UBS Commercial Mortgage
   Trust (Class E)
6.81%       07/15/40                  90,000      87,493(d,i)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.45%       07/15/40                  90,000      84,557(i)
LB-UBS Commercial Mortgage
   Trust (Class X)
7.58%       12/15/39                 442,696       7,573(b,d,h,i,g)
Master Alternative Loans Trust
6.50%       08/25/34 - 05/25/35      120,473     121,119(h)
Master Alternative Loans
   Trust (Class 3)
6.50%       01/25/35                  51,700      52,928(h)
Merrill Lynch/Countrywide
   Commercial Mortgage
   Trust (Class A)
5.49%       03/12/51                 600,000     592,931(i)
5.81%       06/12/50                 400,000     401,083(i)
MLCC Mortgage Investors, Inc.
5.38%       02/25/36                  49,996      48,308(h,i)
Morgan Stanley Capital I
5.28%       12/15/43                 500,000     497,742(h,i)
5.33%       12/15/43                 500,000     491,709(h,i)
5.44%       02/20/44               1,000,000     989,434(b,i)
5.45%       02/12/44                 500,000     493,377(i)
5.69%       04/15/49                 700,000     701,242(i)
7.11%       04/15/33                  40,102      41,102(h)
Morgan Stanley Capital I (Class A)
5.36%       02/12/44               1,000,000   1,000,907(i)
Morgan Stanley Dean Witter
   Capital I (Class A)
6.39%       10/15/35                  32,669      33,878(h)
6.54%       02/15/31                  14,726      15,061(h)
Nomura Asset Securities
   Corp. (Class A)
6.59%       03/15/30                  77,848      78,135(h)
PNC Mortgage Acceptance
   Corp. (Class A)
6.36%       03/12/34                 200,000     206,446
Puma Finance Ltd. (Class A)
5.36%       03/25/34                  12,470      12,470(h,i)
5.55%       10/11/34                  15,335      15,275(h,i)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE

Residential Accredit Loans, Inc.
6.00%       01/25/36                $330,994  $    297,775(h)
Residential Asset Securitization
   Trust (Class A)
5.50%       05/25/35                 131,235       133,512(h,i)
Structured Asset Securities
   Corp. (Class X)
2.17%       02/25/28                  28,929         1,121(i)
Wachovia Bank Commercial
   Mortgage Trust
5.34%       12/15/43                 600,000       586,371
5.42%       04/15/47                 100,000        99,944
Wachovia Bank Commercial
   Mortgage Trust (Class E)
6.10%       02/15/51                 285,000       265,486(i)
Wachovia Bank Commercial
   Mortgage Trust (Class F)
6.10%       07/15/17                  50,000        45,759(i)
Wells Fargo Mortgage Backed
   Securities Trust
5.50%       01/25/36 - 03/25/36      234,016       201,761(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36                 141,151       125,744(h)
                                                17,228,234

SOVEREIGN BONDS -- 0.1%

Government of Bahamas
6.63%       05/15/33                  19,000        20,706(b,h)
Government of Canada
5.00%       07/17/09                  60,000        60,462(h)
7.50%       09/15/29                 110,000       138,103
Government of Manitoba Canada
4.90%       12/06/16                  75,000        73,924(h)
Government of Panama
6.70%       01/26/36                  75,000        77,063
                                                   370,258

TOTAL BONDS AND NOTES
   (COST $117,484,191)                         116,836,341


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 1.1%
--------------------------------------------------------------------------------

Financial Select Sector SPDR Fund     35,383       1,214,345(n)
Industrial Select Sector SPDR Fund   118,729       4,877,387(n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $4,997,521)                               6,091,732


TOTAL INVESTMENTS IN SECURITIES
   (COST $458,205,417)                           516,438,528


                                      NUMBER
                                   OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 10.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund**
5.43%                             58,347,634  $ 58,347,634(d,l)
   (COST $58,347,634)


TOTAL INVESTMENTS
   (COST $516,553,051)                         574,786,162


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (4.9)%                                (26,896,403)
                                              -------------

NET ASSETS-- 100.0%                           $547,889,759
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Strategic Investment Fund had the following long future contract open at September 30, 2007:


                                  NUMBER     CURRENT       UNREALIZED
                 EXPIRATION         OF       NOTIONAL      APPRECIATION/
DESCRIPTION         DATE        CONTRACTS     VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------

S&P 500 Index
  Futures       December 2007       14    $ 5,383,350        $30,690
U.S. Treasury
  Notes 2 Yr.
  Futures       December 2007       58     12,008,719          2,866
U.S. Treasury
  Notes 10 Yr.
  Futures       December 2007       18      1,967,063        (23,675)
                                                            --------
                                                            $  9,881
                                                            ========

** Based on current market conditions, the portfolio manager anticipates that the Fund may continue to exceed normal cash level, which is typically anticipated to be 5% or less.


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Income Fund                                                                  Q&A
--------------------------------------------------------------------------------


THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, MARK DELANEY, WILLIAM M. HEALEY, MARK H. JOHNSON,* JAMES F. PALMIERI AND VITA MARIE PIKE. THE TEAM IS LEAD BY MR. COLONNA, WHO IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.

* EFFECTIVE SEPTEMBER 2007, MARK H. JOHNSON REPLACED ERIC H. GOULD AS ONE OF THE PORTFOLIO MANAGERS OF THE FUND.

Q. HOW DID THE GE INSTITUTIONAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Institutional Income Fund returned 4.95% for the Investment Class shares and 4.80% for the Service Class shares. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 5.14% and the Fund's Lipper peer group of 527 Intermediate Investment Grade Debt Funds returned an average of
    4.14% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE PAST TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007

A. Over the past 12-month period, attention in the fixed income markets fixated on the U.S. housing market and sub-prime lending in particular.
    In early 2007, an increase in delinquency levels of sub-prime mortgages raised concerns about the housing market and the overall economy in general, which resulted in a flight to quality and a decline in treasury yields in February. Nevertheless, at its August 2007 meeting, the Federal Reserve held its target for fed funds steady at 5.25%, focusing instead on the risks of higher inflation rather than the slowing economic growth. Treasury yields moved higher hitting a peak in mid-June (2-year and 10-year note yields at 5.1% and 5.3% respectively).

    In August, heavy marked-to-market losses at U.S. and non-U.S. hedge funds that had heavy exposure to sub-prime mortgages shook the global markets, triggering an extensive repricing of risk and seizing up credit markets from commercial papers to high yield bonds. Investors and lenders became unwilling to lend, thereby resulting in a liquidity crisis. Treasury bonds rallied in the ensuing flight to quality and credit spreads widened dramatically. After adding reserves and cutting the discount rate by 50 bps in August to provide liquidity, the Fed reduced its fed funds target by 50 bps to 4.25% and the discount rate by another 50 bps to 5.25% in September. 2-year and 10-year Treasury note yields fell to a low of 3.85% and 4.3% in early September but ended the month higher (4% and 4.6% respectively) after the Feds ease.


PICTURED TO THE RIGHT:
PAUL M. COLONNA

[Photo omitted]

Income Fund                                                                  Q&A
--------------------------------------------------------------------------------

    Despite the widening credit spread in August, high yield and emerging market debt sectors led fixed income performance with returns of over 7% for the past twelve-month period. Government securities returned approximately 5.6% during the same period, mostly from interest income. High-grade corporate bonds performed the worst during the period returning only 3.9%, while asset-backed securities returned 4.1% dampened by sub-prime mortgages. Although volatility moved higher, mortgage-backed securities still managed a 5.4% return.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Allocations to both high yield and emerging market debt contributed positively to Fund performance over the last twelve months. Relative weightings in high-grade sectors (mortgage-backed securities, asset-backed securities (ABS) and corporate and government bond) had a marginal impact to performance, while duration and yield curve positioning added slightly. The Fund's exposure to asset ABS securities backed by sub-prime collateral through the Fund's securities lending and mortgage roll programs negatively impacted Fund performance.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

APRIL 1, 2007 - SEPTEMBER 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT THE                 ACCOUNT VALUE AT THE                     EXPENSES PAID
                                  BEGINNING OF THE PERIOD ($)             END OF THE PERIOD ($)               DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                      1,000.00                             1,017.51                               1.18

     Service Class                         1,000.00                             1,017.33                               2.40

-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

     Investment Class                      1,000.00                             1,023.61                               1.19

     Service Class                         1,000.00                             1,022.43                               2.42
-----------------------------------------------------------------------------------------------------------------------------------

  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.23% FOR INVESTMENT CLASS AND 0.48% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
 ** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 WERE AS
    FOLLOWS: 1.75% FOR INVESTMENT CLASS SHARES, AND 1.73% FOR SERVICE CLASS SHARES.

Income Fund
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                               Investment           LB Aggregate
                              Class Shares           Bond Index
11/21/97                       $10,000.00             $10,000.00
9/98                            10,921.12              10,941.19
9/99                            10,842.65              10,901.15
9/00                            11,559.12              11,663.20
9/01                            13,038.16              13,173.92
9/02                            14,090.28              14,306.41
9/03                            14,844.46              15,080.35
9/04                            15,346.43              15,635.01
9/05                            15,763.49              16,072.03
9/06                            16,355.14              16,661.95
9/07                            17,164.66              17,517.67


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 11/21/97)
---------------------------------------------------------------------------------------------------------------------------
                                                    ONE            FIVE          SINCE               ENDING VALUE OF A
                                                    YEAR           YEAR        INCEPTION          $10,000 INVESTMENT (A)
---------------------------------------------------------------------------------------------------------------------------
Income Fund                                         4.95%          4.03%         5.63%                   $17,165
---------------------------------------------------------------------------------------------------------------------------
LB Aggregate Bond Index                             5.14%          4.13%         5.87%*                  $17,518
---------------------------------------------------------------------------------------------------------------------------



SERVICE CLASS SHARES
--------------------------------------------------------------------------------




[Line chart omitted -- plot points are as follows:]

                                 Service             LB Aggregate
                              Class Shares            Bond Index
9/05                           $10,000.00             $10,000.00
12/05                           10,060.16              10,059.48
3/06                            10,032.77               9,994.42
6/06                            10,011.38               9,986.79
9/06                            10,349.85              10,367.05
12/06                           10,494.06              10,495.43
3/07                            10,662.36              10,653.22
6/07                            10,600.08              10,598.04
9/07                            10,847.15              10,899.48


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 09/30/05)

-------------------------------------------------------------------------------------------------------
                                                ONE           SINCE            ENDING VALUE OF A
                                               YEAR         INCEPTION       $10,000 INVESTMENT (A)
-------------------------------------------------------------------------------------------------------
Income Fund                                    4.80%          4.14%                 $10,847
-------------------------------------------------------------------------------------------------------

LB Aggregate Bond Index                        5.14%         4.40%*                 $10,899
-------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances and invests primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $501,399
(in thousands) as of September 30, 2007



[Pie chart omitted -- plot points are as follows:]

Mortgage Backed                                       36.2%
Short-Term & Others                                   20.1%
U.S. Treasuries                                       14.9%
Corporate Notes                                       14.4%
Asset Backed                                          11.5%
Federal Agencies                                       2.6%
Sovereign Bonds                                        0.3%




QUALITY RATINGS AS OF SEPTEMBER 30, 2007
as a % of Market Value
--------------------------------------------------------------------
         MOODY'S/S&P/                   PERCENTAGE OF
        FITCH RATING**                  MARKET VALUE
--------------------------------------------------------------------
           Aaa / AAA                       83.63%
--------------------------------------------------------------------
            Aa / AA                         3.07%
--------------------------------------------------------------------
             A / A                          3.76%
--------------------------------------------------------------------
            Below A                         3.90%
--------------------------------------------------------------------
       Ba / BB and lower                    5.64%
--------------------------------------------------------------------
                                          100.00%
--------------------------------------------------------------------



AN INVESTMENT IN THE GE INSTITUTIONAL INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

   * INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.
  ** MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY
     RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INCOME FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                   INCOME FUND

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
BONDS AND NOTES -- 103.1%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 21.7%

U.S. Treasury Bonds
4.50%       02/15/36            $    305,000  $    289,228(j)
4.75%       02/15/37              13,883,000    13,700,161(j)
U.S. Treasury Notes
4.50%       11/15/10 - 05/15/17    5,000,000     4,974,076(j)
4.63%       11/15/09 - 02/15/17   27,468,000    27,612,806(j)
4.88%       06/30/12              27,516,000    28,279,294(j)
                                               74,855,565

FEDERAL AGENCIES -- 3.8%

Federal Home Loan Mortgage Corp.
4.75%       03/05/12               5,370,000     5,396,860(j)
4.88%       02/09/10               4,960,000     5,011,759(j)
5.00%       02/16/17               2,650,000     2,652,467(j)
                                                13,061,086

AGENCY MORTGAGE BACKED-- 32.2%
Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35      609,231       566,052(h)
5.00%       07/01/35 - 10/01/35    1,382,403     1,320,666(h)
5.50%       05/01/20                 139,418       138,996(h)
6.00%       04/01/17 - 11/01/36    1,834,768     1,845,614(h)
6.50%       01/01/27 - 08/01/36    1,893,453     1,933,478(h)
7.00%       10/01/16 - 08/01/36      423,914       438,939(h)
7.50%       01/01/08 - 09/01/33       60,460        63,115(h)
8.00%       11/01/30                  54,816        58,045(h)
8.50%       04/01/30 - 05/01/30       81,725        87,571(h)
9.00%       12/01/16                   4,462         4,780(h)
9.50%       04/01/21                     405           439(h)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19      581,495       547,505(h)
4.50%       05/01/18 - 02/01/35    4,010,770     3,825,324(h)
5.00%       06/01/20 - 08/01/35    2,600,350     2,499,040(h)
5.00%       07/01/35               1,248,106     1,253,863(h,i)
5.10%       08/01/35                 810,559       809,827(h,i)
5.27%       04/01/37                 377,680       377,436(i)
5.44%       04/01/37                  35,073        35,237(i)
5.50%       03/01/14 - 08/01/35    2,136,292     2,121,764(h)
5.53%       04/01/37                 480,085       482,967(i)
5.54%       10/01/24                 108,514       110,318(h,i)
5.59%       04/01/37                 419,460       422,692(i)
5.60%       04/01/37                 445,497       449,043(i)
5.62%       03/01/37                  29,968        30,210(i)
5.63%       06/01/37                 615,838       620,330(i)
5.66%       05/01/37                 252,024       254,125(i)
5.68%       04/01/37                 313,021       315,836(i)
5.70%       04/01/37                 595,544       601,214(i)


                                   PRINCIPAL
                                      AMOUNT         VALUE

5.71%       04/01/37            $    651,780  $    658,115 (i)
5.85%       06/01/37                 767,679       776,247 (i)
6.00%       02/01/14 - 08/01/35    5,189,978     5,207,517 (h)
6.04%       10/01/37                 540,360       545,764 (i)
6.50%       07/01/17 - 08/01/36    4,353,682     4,444,951 (h)
7.00%       08/01/13 - 06/01/36    1,370,555     1,421,385 (h)
7.50%       12/01/09 - 03/01/34      541,147       566,735 (h)
8.00%       12/01/12 - 11/01/33      246,918       260,025 (h)
8.50%       05/01/31                  13,010        13,970 (h)
9.00%       06/01/09 - 12/01/22       57,288        60,308 (h)
5.00%       TBA                   24,496,000    23,388,339 (c)
5.50%       TBA                   24,348,000    23,845,982 (c)
6.00%       TBA                   17,785,000    17,846,786 (c)
6.50%       TBA                    5,015,000     5,105,897 (c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34    1,069,884     1,009,858 (h)
5.00%       08/15/33                 196,942       190,593 (h)
6.00%       04/15/27 - 09/15/36      956,896       964,266 (h)
6.50%       04/15/19 - 09/15/36      906,052       927,738 (h)
7.00%       03/15/12 - 10/15/36      526,663       545,370 (h)
7.50%       01/15/23 - 10/15/33      107,906       113,013 (h)
8.00%       02/15/30 - 09/15/30        2,378         2,550 (h)
8.50%       10/15/17                  18,774        20,060 (h)
9.00%       11/15/16 - 12/15/21      110,445       118,703 (h)
5.50%       TBA                    1,615,000     1,592,290 (c)
                                               110,840,888

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.9%

Collateralized Mortgage Obligation
   Trust (Class B)
5.15%       11/01/18                   1,972         1,719(d,f,h)
Federal Home Loan Mortgage Corp.
1.40%       12/15/30               1,659,461        90,233(g,h,i)
1.45%       09/15/36               1,183,566       110,405(g,i)
1.52%       04/25/37                 973,961        59,263(g,i)
1.80%       10/15/18                 821,209        50,302(d,g,h,i)
2.03%       09/15/36               1,083,270       109,343(g,h,i)
3.50%       12/15/33                 231,580       165,745(h,i)
4.30%       06/15/33                 652,958       637,079(h,i)
4.50%       04/15/13 - 03/15/19    1,232,555       108,426(g,h)
5.00%       03/15/11 - 12/01/34    7,663,746     1,552,931(g,h)
5.50%       04/15/17 - 06/15/33      768,435       153,546(g,h)
5.50%       04/15/26               1,175,823     1,183,798
7.15%       04/15/37               1,266,958        80,177(d,g,i)
7.50%       01/15/16                  62,242        64,423 (h)
7.50%       07/15/27                  21,930         4,264(g,h)
8.00%       04/15/20                     691           691 (h)
8.00%       02/01/23 - 07/01/24       21,071         5,467(g,h)
11.00%      05/15/37               1,722,560       108,101(d,g,i)
23.96%      09/25/43               2,498,576        26,874(d,g,h,i)
Federal Home Loan Mortgage STRIPS
6.45%       08/01/27                   4,804         3,842(d,f,h)
Federal National Mortgage Assoc.
1.19%       12/25/42                 573,216        15,943(g,h,i)
1.32%       05/25/37 - 06/25/37   14,669,830       893,119(g,i)



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE

1.64%       03/25/37            $    996,012 $      55,668(g,i)
1.87%       10/25/29                 587,099        35,508(g,h,i)
1.97%       12/25/30                 827,822        43,003(g,h,i)
2.07%       06/25/36 - 07/25/37   14,387,033     1,086,887(g,h,i)
2.37%       05/25/18                 799,953        60,408(g,h,i)
2.47%       09/25/42               1,567,301        90,610(g,h,i)
2.52%       04/25/17 - 10/25/17    1,210,861        78,978(g,h,i)
2.57%       08/25/16                 354,546        16,841(g,h,i)
2.97%       06/25/42                 489,245        31,567(g,h,i)
4.00%       02/25/28                  30,605        30,242(h)
4.50%       05/25/18                 244,432        21,159(g,h)
4.75%       11/25/14                 127,413         6,482(g,h)
5.00%       08/25/17 - 02/25/32      274,778        27,488(g,h)
5.50%       03/25/29 - 01/25/33    1,355,206     1,336,587
8.00%       07/25/14                 114,227       115,547(h)
Federal National Mortgage
   Assoc. (Class 2)
5.50%       12/01/33                 230,540        59,027(g,h)
Federal National Mortgage
   Assoc. (Class S)
1.97%       02/25/31                 542,080        27,833(g,h,i)
Federal National Mortgage
   Assoc. REMIC
2.07%       01/25/37               2,927,358       217,737(g,h,i)
4.50%       11/25/13                 248,878         8,329(g,h)
5.00%       10/25/22                 260,295        42,299(g,h)
5.32%       03/25/31                 535,725       525,630(h,i)
Federal National Mortgage
   Assoc. REMIC (Class B)
4.82%       12/25/22                   1,480         1,272(d,f,h)
Federal National Mortgage
   Assoc. REMIC (Class J)
1080.91%    03/25/22                      10            62(g,h)
Federal National Mortgage
   Assoc. REMIC (Class K)
1008.00%    05/25/22                      25           670(g,h)
Federal National Mortgage
   Assoc. STRIPS (Class 1)
5.30%       11/01/34                 270,981       196,207(d,f,h)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
5.00%       08/01/34               1,857,714       488,521(g,h)
7.50%       11/01/23                 117,776        32,002(g,h)
8.00%       08/01/23 - 07/01/24       44,663        11,368(g,h)
8.50%       03/01/17 - 07/25/22        4,638         1,000(g,h)
9.00%       05/25/22                   1,511           395(g,h)
                                                10,075,018

ASSET BACKED -- 8.0%

Accredited Mortgage Loan
   Trust (Class A)
5.43%       07/25/34                  68,244        66,489(h,i)
BA Credit Card Trust
5.75%       08/15/12               2,000,000     1,985,156(h,i)
--------------------------------------------------------------------------------




                                   PRINCIPAL
                                      AMOUNT         VALUE
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.50%       01/25/34              $   52,644   $    50,183(h,i)
Capital One Auto Finance Trust
5.75%       04/15/12               1,500,000     1,497,431(h,i)
Capital One Master Trust (Class C)
6.70%       06/15/11                 304,000       306,034(b,h)
Capital One Multi-Asset Execution
   Trust (Class A)
5.78%       03/16/15                 270,000       266,104(i)
Carmax Auto Owner Trust
4.35%       03/15/10                 301,000       298,734(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.63%       03/25/32                  40,747        40,295(h,i)
Citibank Credit Card Issuance Trust
4.45%       04/07/10                 339,000       337,415(h)
CNH Equipment Trust (Class A)
5.91%       12/15/10                  73,207        73,163(b,h,i)
Countrywide Asset-Backed
   Certificates (Class A)
5.40%       05/25/36                  29,436        29,394(h,i)
5.69%       08/25/32                   9,659         9,530(h,i)
Discover Card Master Trust I
  (Class A)
5.78%       04/17/12               4,000,000     3,987,317(h,i)
Fleet Home Equity Loan
   Trust (Class A)
5.79%       01/20/33                 161,915       159,481(h,i)
GSAA Trust
5.19%       10/25/36               1,988,521     1,962,315(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10                 327,588       324,918(h)
Indymac Residential Asset
   Backed Trust
7.13%       04/25/37                 133,000        74,422(i)
JP Morgan Mortgage
   Acquisition Corp.
5.28%       03/01/37               1,500,000     1,472,346(i)
Mid-State Trust
7.54%       07/01/35                   5,749         6,167(h)
Option One Mortgage Loan Trust
5.26%       06/25/37               2,500,000     2,455,268(i)
Peco Energy Transition Trust
6.52%       12/31/10                 238,000       248,803(h)
Residential Asset Mortgage
   Products, Inc.
5.37%       03/25/34                   9,693         9,652(h,i)
5.46%       12/25/33                  17,007        17,008(h,i)
Residential Asset Securities Corp.
5.63%       07/25/32                  17,708        17,354(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%       07/25/30                  73,352        72,367(h,i)
5.71%       06/25/33                  17,322        17,073(h,i)
SLM Student Loan Trust (Class A)
5.74%       06/15/18                 266,370       266,797(h,i)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

62

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Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
Superior Wholesale Inventory
   Financing Trust (Class A)
5.93%       06/15/10              $4,000,000   $ 3,946,725(h,i)
Swift Master Auto Receivables
   Trust (Class A)
5.85%       06/15/12               1,500,000     1,500,000(i)
Triad Auto Receivables Owner
   Trust (Class A)
5.87%       02/12/14               1,000,000       984,355(i)
Wachovia Asset Securitization Inc.
   (Class A)
5.73%       06/25/34                 152,238       150,156(h,i)
Washington Mutual Master
   Note Trust
5.78%       05/15/14               5,000,000     4,950,000(b,h,i)
Wells Fargo Home Equity Trust
3.97%       05/25/34                 100,841        98,150(h,i)
                                                27,680,602

CORPORATE NOTES -- 19.7%

Abbey National PLC
7.95%       10/26/29                 370,000       433,164(h)
AES Ironwood LLC
8.86%       11/30/25                 698,177       761,013(h)
American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10                 665,000       667,712(h)
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15                 289,000       275,354(h)
American International Group, Inc.
6.25%       05/01/36                 380,000       380,777(h)
American Railcar Industries, Inc.
7.50%       03/01/14                 100,000        99,500(h)
Amgen Inc.
5.85%       06/01/17                 390,000       384,968(b,h)
Arizona Public Service Co.
6.25%       08/01/16                 290,000       291,400(h)
BAC CAP TRUST V
5.63%       03/08/35                 376,000       328,332(h)
Banco Mercantil del Norte S.A.
6.14%       10/13/16                 200,000       199,068(b,h,i)
Banco Santander Chile
5.38%       12/09/14                 381,000       368,763(b,h)
BanColombia S.A.
6.88%       05/25/17                  27,000        26,257(h)
Basell AF SCA
8.38%       08/15/15                 890,000       812,125(b)
Bear Stearns Companies Inc.
5.85%       07/19/10                 270,000       270,699
6.95%       08/10/12                 970,000     1,011,338
BellSouth Corp.
4.20%       09/15/09                 600,000       590,660(h)
6.55%       06/15/34                 356,000       363,481(h)
Bertin Ltd.
10.25%      10/05/16                 165,000       176,550(b,h)



                                   PRINCIPAL
                                      AMOUNT         VALUE
BJ Services Co.
5.75%       06/01/11             $   290,000 $     293,106(h)
Bristol-Myers Squibb Co.
5.88%       11/15/36                 250,000       237,989(h)
British Telecommunications PLC
8.63%       12/15/10                 115,000       126,496(h)
Cablevision Systems Corp.
8.00%       04/15/12                  70,000        67,900(h)
Cadbury Schweppes US Finance LLC
3.88%       10/01/08                  81,000        79,864(b,h)
Capital One Bank
6.50%       06/13/13                 139,000       142,154(h)
Carolina Power & Light Co.
5.15%       04/01/15                 179,000       173,496(h)
5.70%       04/01/35                  92,000        85,873(h)
6.13%       09/15/33                 166,000       163,807(h)
Chubb Corp.
6.00%       05/11/37                 320,000       305,760(h)
Citigroup, Inc.
5.13%       02/14/11                 490,000       487,780(h)
Clarendon Alumina Production Ltd.
8.50%       11/16/21                 585,000       606,937(b,h)
Clear Channel Communications, Inc.
4.50%       01/15/10                 985,000       913,587(h)
Commonwealth Bank of Australia
6.02%       03/29/49                 280,000       265,692(b,h,i)
Consumers Energy Co.
5.15%       02/15/17                 238,000       224,835(h)
Corrections Corp of America
7.50%       05/01/11                 385,000       387,887(h)
COX Communications, Inc.
7.13%       10/01/12                 390,000       413,514(h)
7.75%       11/01/10                 295,000       314,474(h)
CSC Holdings, Inc. (Series B)
8.13%       07/15/09                 485,000       493,487(h)
CSX Transportation, Inc.
9.75%       06/15/20                 146,000       186,148(h)
DaimlerChrysler NA Holding Corp.
4.05%       06/04/08                 250,000       247,261(h)
Deluxe Corp.
3.50%       10/01/07                 710,000       710,000(h)
Denny's Holdings Inc.
10.00%      10/01/12                 710,000       733,075(h)
Dex Media West LLC
8.50%       08/15/10               1,145,000     1,176,487(h)
Dillard's, Inc.
6.63%       11/15/08                 985,000       966,531(h)
Dominion Resources, Inc. (Series B)
6.30%       09/30/66               1,145,000     1,132,255(h,i)
Dover Corp.
6.50%       02/15/11                 225,000       233,421(h)
DP WORLD Ltd.
6.85%       07/02/37                 300,000       297,884(b)
Duke Energy Corp.
5.38%       01/01/09                 125,000       124,937(h)
Dynegy Holdings Inc.
7.75%       06/01/19                 655,000       626,344(b,h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

                                                                              63
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Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
Edison Mission Energy
7.00%       05/15/17                $710,000  $    699,350(b,h)
EI Du Pont de Nemours & Co.
4.88%       04/30/14                 255,000       244,567(h)
El Paso Electric Co.
6.00%       05/15/35                 205,000       191,063(h)
Empresa Energetica de Sergipe and
   Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%      07/19/13                 205,000       223,963(b,h)
FirstEnergy Corp. (Series B)
6.45%       11/15/11                 640,000       661,674(h)
Freescale Semiconductor Inc.
8.88%       12/15/14                 710,000       685,150
Galaxy Entertainment Finance
   Company Ltd.
9.88%       12/15/12                 135,000       137,700(h)
Georgia Gulf Corp.
9.50%       10/15/14                 255,000       233,325
Globo Comunicacoes e
   Participacoes S.A.
7.25%       04/26/22                 205,000       198,850(b)
GMAC LLC
5.63%       05/15/09                 850,000       827,518
5.85%       01/14/09                 400,000       391,500
Goldman Sachs Group, Inc.
6.60%       01/15/12                 905,000       945,236(h)
6.88%       01/15/11                 440,000       459,655
GTE Corp.
6.94%       04/15/28                 384,000       403,705(h)
7.51%       04/01/09                 250,000       256,872(h)
Hexion US Finance Corp.
9.75%       11/15/14                 655,000       720,500
HSBC Bank USA NA
4.63%       04/01/14                 375,000       348,026
HSBC Capital Funding LP
4.61%       12/29/49                 368,000       345,670(b,h,i)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49                 162,000       177,638(b,h,i)
HSBC Finance Corp.
6.75%       05/15/11                 220,000       229,112
HSBC Holdings PLC
6.50%       05/02/36                 100,000       100,850(h)
Hydro Quebec
8.50%       12/01/29                 180,000       246,244(h)
Idearc, Inc.
8.00%       11/15/16                 655,000       653,363
IIRSA Norte Finance Ltd.
8.75%       05/30/24                 262,269       309,478(b,h)
Industrias Unidas S.A.
11.50%      11/15/16                 340,000       317,900(b,h)
ING Capital Funding TR III
8.44%       12/29/49                 718,000       774,536(h,i)
ING Groep N.V.
5.78%       12/29/49                 450,000       424,676(i)
Inmarsat Finance PLC
8.39%       11/15/12                 810,000       775,575(d,k)



                                   PRINCIPAL
                                      AMOUNT         VALUE
Intergen N.V.
9.00%       06/30/17                $471,000   $   494,550(b)
International Business
   Machines Corp.
4.75%       11/29/12                 300,000       294,982(h)
International Steel Group Inc.
6.50%       04/15/14                 335,000       334,517
Interoceanica IV Finance Ltd.
4.14%       11/30/18                 365,000       230,972(b,d)
4.22%       11/30/25                 365,000       170,893(b,d)
iStar Financial, Inc. (REIT)
7.00%       03/15/08                 170,000       169,841(h)
JBS S.A.
9.38%       02/07/11                 240,000       246,600
JP Morgan Chase & Co.
7.00%       11/15/09                 805,000       836,574(h)
JP Morgan Chase Bank
5.88%       06/13/16                 135,000       135,701
Kansas Gas & Electric
5.65%       03/29/21                 198,000       190,662(h)
Kazkommerts International BV
7.00%       11/03/09                  90,000        86,175(b)
Landsbanki Islands
6.21%       08/25/09                 300,000       301,766(b,h,i)
Libbey Glass Inc.
12.38%      06/01/11                 350,000       378,875(i)
Lippo Karawaci Finance BV
8.88%       03/09/11                 500,000       484,253
Lukoil International Finance BV
6.36%       06/07/17                 265,000       254,400(b)
Majestic Star Casino LLC
9.50%       10/15/10                 695,000       667,200(h)
Marfrig Overseas Ltd.
9.63%       11/16/16                 245,000       252,963(b)
Markel Corp.
7.35%       08/15/34                 245,000       252,033(h)
MBIA, Inc.
5.70%       12/01/34                 205,000       167,811
Mediacom LLC
9.50%       01/15/13                 505,000       511,313(h)
Merck & Company, Inc.
5.75%       11/15/36                 170,000       160,474(h)
Metropolitan Life Global Funding I
4.25%       07/30/09                 460,000       454,927(b,h)
MGM Mirage
7.50%       06/01/16                 430,000       427,313
Midamerican Energy Holdings Co.
6.13%       04/01/36                 245,000       237,842(h)
Mizuho Financial Group Cayman Ltd.
8.38%       12/29/49                 405,000       421,840
Munich Re America Corp. (Series B)
7.45%       12/15/26                 235,000       266,705(h)
NAK Naftogaz Ukrainy
8.13%       09/30/09                 200,000       191,420
Nakilat Inc.
6.07%       12/31/33                 100,000        96,487(b,h)
6.27%       12/31/33                 330,000       320,308(b,h)



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

64

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Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
Nelnet, Inc.
5.13%       06/01/10               $ 461,000 $     443,007(h)
Nevada Power Co. (Series N)
6.65%       04/01/36                 130,000       129,047(h)
Nisource Finance Corp.
7.88%       11/15/10                 130,000       139,332(h)
Norfolk Southern Corp.
6.00%       04/30/08                  55,000        55,204(h)
8.63%       05/15/10                 380,000       412,019(h)
Norfolk Southern Railway Co.
9.75%       06/15/20                 261,000       342,151(h)
Northeast Utilities (Series B)
3.30%       06/01/08                 235,000       231,364(h)
Northern States Power Co.
6.25%       06/01/36                 115,000       118,355(h)
NorthWestern Corp.
5.88%       11/01/14                 412,000       401,665(h)
Ohio Power Co. (Series E)
6.60%       02/15/33                 121,000       125,743(h)
OPTI Canada Inc.
8.25%       12/15/14                 660,000       664,950(b,h)
Orion Power Holdings Inc.
12.00%      05/01/10                 655,000       717,225
Owens Brockway Glass
   Container Inc.
8.88%       02/15/09                 525,000       532,875
Pacific Bell
7.13%       03/15/26                 135,000       141,988(h)
Pacific Gas & Electric Co.
5.80%       03/01/37                 250,000       235,438
PanAmSat Corp.
9.00%       08/15/14                 554,000       570,620(h)
Pemex Finance Ltd.
9.03%       02/15/11                 465,500       498,192(h)
Pemex Project Funding Master Trust
6.13%       08/15/08                 650,000       653,250(h)
7.88%       02/01/09                 150,000       154,728
PNC Preferred Funding Trust I
6.52%       12/31/49                 570,000       572,196(b,i)
Potomac Edison Co.
5.35%       11/15/14                 178,000       172,174(h)
Public Service Company of Colorado
7.88%       10/01/12                 405,000       448,015(h)
Puget Sound Energy, Inc.
3.36%       06/01/08                 232,000       228,548(h)
5.48%       06/01/35                 250,000       219,430(h)
Puget Sound Energy, Inc. (Series A)
6.97%       06/01/67                 495,000       475,020(i)
Pulte Homes, Inc.
4.88%       07/15/09                 300,000       279,117(h)
Rabobank Capital Funding II
5.26%       12/31/49                 543,000       513,448(b,h,i)
Rabobank Capital Funding Trust
5.25%       12/29/49                 320,000       294,486(b,h,i)
Rede Empresas de Energia Eletrica S.A.
11.13%      04/02/49                 400,000       402,000(b)
Reichhold Industries, Inc.
9.00%       08/15/14                 325,000       321,750(b,h)



                                   PRINCIPAL
                                      AMOUNT         VALUE
Resona Bank Ltd.
5.85%       09/29/49             $   300,000  $   282,147(b,h,i)
Rock-Tenn Co.
8.20%       08/15/11                 715,000       739,131
Royal Bank of Scotland Group PLC
5.00%       10/01/14                 290,000       275,579(h)
RSHB Capital S.A.
6.30%       05/15/17                 330,000       310,662(b)
Sabine Pass LNG LP
7.25%       11/30/13                 425,000       418,625
7.50%       11/30/16                 650,000       640,250
Security Benefit Life Insurance
8.75%       05/15/16                 265,000       297,714(b)
Seitel, Inc.
9.75%       02/15/14                 640,000       604,800
Sierra Pacific Resources
8.63%       03/15/14               1,065,000     1,127,326
Simon Property Group, L.P. (REIT)
4.60%       06/15/10                 257,000       252,078(h)
Skandinaviska Enskilda Banken AB
7.50%       03/29/49                 295,000       305,331(b,h,i)
SLM Corp.
4.50%       07/26/10                 985,000       921,815
Southern Copper Corp.
7.50%       07/27/35                  69,000        74,494
Southern Natural Gas Co.
5.90%       04/01/17                 170,000       165,443(b)
Sovereign Capital Trust VI
7.91%       06/13/36                 745,000       786,158(h)
Sprint Capital Corp.
7.63%       01/30/11               1,500,000     1,589,960
Stallion Oilfield Finance Corp.
9.75%       02/01/15                 660,000       639,375(b)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14                 420,000       412,860(i)
Stewart Enterprises, Inc.
6.25%       02/15/13                 315,000       306,337(h)
Telecom Italia Capital S.A.
6.20%       07/18/11                 840,000       859,779
Telefonica Emisiones SAU
5.86%       02/04/13                 375,000       379,033
Tennessee Gas Pipeline Co.
7.63%       04/01/37                 170,000       183,542
8.38%       06/15/32                 255,000       299,671
Time Warner, Inc.
6.88%       05/01/12                  21,000        21,963(h)
Titan Petrochemicals Group Ltd.
8.50%       03/18/12                 190,000       169,100(b)
TNK-BP Finance S.A.
6.63%       03/20/17                 180,000       167,634(b)
Tronox Worldwide LLC
9.50%       12/01/12                 460,000       458,850(h)
UBS Preferred Funding Trust I
8.62%       10/29/49                 270,000       290,926(i)
Valspar Corp.
5.63%       05/01/12                 255,000       255,749



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

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Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
VeraSun Energy Corp.
9.38%       06/01/17             $   700,000   $   602,000(b)
Verizon Global Funding Corp.
7.25%       12/01/10                 490,000       520,478
Verizon Pennsylvania, Inc.
8.35%       12/15/30                 165,000       197,064(h)
8.75%       08/15/31                 250,000       314,543(h)
VTB Capital S.A.
5.96%       08/01/08                 320,000       316,800(b,h,i)
Weatherford International, Inc.
5.95%       06/15/12                 405,000       412,070(b)
Wells Fargo & Co.
5.25%       12/01/07                  41,000        40,969(h)
Wells Fargo Bank NA
5.95%       08/26/36                 150,000       146,670(h)
Westar Energy, Inc.
7.13%       08/01/09                 275,000       279,935(h)
Westlake Chemical Corp.
6.63%       01/15/16                 630,000       598,500(h)
Wisconsin Electric Power
5.70%       12/01/36                  95,000        89,375(h)
                                                67,931,308

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.4%

Banc of America Commercial
   Mortgage Inc.
4.13%       07/10/42                 600,000       589,137(h)
5.32%       10/10/11                 373,000       371,168(h)
5.87%       03/10/17               1,800,000     1,816,052(h)
Banc of America Commercial
   Mortgage Inc. (Class A)
5.79%       05/11/35                 670,538       680,426(h)
Banc of America Commercial
   Mortgage Inc. (Class C)
5.88%       04/10/17                 300,000       283,561(h)
Banc of America Funding Corp.
5.76%       03/20/36                 206,713       209,000(h,i)
5.83%       02/20/36                 345,068       342,417(h,i)
Banc of America Mortgage
   Securities (Class B)
5.34%       10/25/35                 126,570       115,160(h,i)
5.38%       01/25/36                 215,087       210,429(h,i)
5.55%       02/25/36                 158,136       158,456(h,i)
Bank of America Alternative
   Loan Trust
6.50%       07/25/35                 252,267       254,030(h)
Bear Stearns Asset Backed
   Securities Trust (Class A)
5.76%       07/25/36               3,771,596     3,724,704(h,i)
Bear Stearns Commercial
   Mortgage Securities
5.48%       10/12/41                 619,000       619,286(h,i)
5.53%       10/12/41                 619,000       612,306(h,i)
5.58%       03/11/39                 171,604       173,279(h,i)
6.02%       02/14/31                 424,000       427,526(h)



                                   PRINCIPAL
                                      AMOUNT        VALUE
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.85%       06/11/40              $1,400,000  $ 1,411,706(i)
CalSTRS Trust
4.13%       11/20/12                 464,022      463,266(b,h)
Citigroup Mortgage Loan Trust, Inc.
6.07%       08/25/36                 393,635      394,129(h,i)
Countrywide Alternative Loan Trust
5.98%       05/25/36                  78,778       53,409(h,i)
6.00%       03/25/36 - 08/25/36      378,717      209,605(h)
Countrywide Alternative Loan
   Trust (Class B)
6.00%       05/25/36 - 08/25/36      237,358      182,267(h)
Countrywide Asset-Backed
   Certificates
5.79%       11/25/35                 247,728      245,756(h,i)
Countrywide Home Loan
   Mortgage Pass Through Trust
5.46%       02/25/47                 485,752      481,634(h,i)
Countrywide Home Loan
   Mortgage Pass Through
   Trust (Class M)
5.50%       12/25/35                 190,643      170,748(h)
Credit Suisse Mortgage
   Capital Certificates
5.47%       09/15/39                 549,000      545,095(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36                  93,294       83,966(h,i)
Crusade Global Trust (Class A)
5.84%       09/18/34                  52,215       52,323(h,i)
CS First Boston Mortgage
   Securities Corp.
1.56%       03/15/35               6,883,399      210,491(b,h,i,g)
5.25%       08/25/34                 168,010      166,680(h)
5.33%       10/25/35                 192,187      169,576(h,i)
5.38%       07/15/37               5,455,803      127,047(b,d,h,i,g)
6.13%       04/15/37               1,285,560    1,321,550(h)
CS First Boston Mortgage
   Securities Corp. (Class A)
5.44%       09/15/34                 400,000      401,955(h)
6.53%       06/15/34                 400,000      415,007(h)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                 237,935      239,641(h)
DLJ Commercial Mortgage
   Corp. (Class A)
7.18%       11/10/33                 543,425      567,650(h)
7.62%       06/10/33                 977,749    1,025,609(h)
First Union-Lehman Brothers-
   Bank of America
6.56%       11/18/35                 241,477      241,893(h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35               1,016,518    1,022,409(h)
6.47%       04/15/34                 204,404      211,137(h)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.27%       12/10/41            $  8,346,786  $  157,570(d,h,i,g)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37                 448,472     449,249(h)
Impac CMB Trust (Class A)
5.39%       10/25/35                 491,146     488,591(h,i)
Indymac INDA Mortgage
   Loan Trust
5.14%       01/25/36                 127,740     118,878(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.14%       01/25/36                 127,740     123,992(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.27%       01/12/39               4,748,200     138,087(b,h,i,g)
5.94%       02/12/46               2,500,000   2,519,525(i)
6.47%       11/15/35                 339,248     352,772(h)
7.23%       02/12/51                 150,000     140,859(b,d,i)
JP Morgan Mortgage Trust
5.86%       04/25/37                 375,000     387,178  (i)
LB-UBS Commercial
   Mortgage Trust
4.06%       09/15/27                 740,820     727,618(h,i)
5.22%       01/18/12               7,611,453     175,478(d,h,i,g)
5.26%       09/15/39                 610,000     611,422(h)
5.42%       02/15/40                 267,000     263,429
6.19%       01/15/36               2,270,373     138,207(b,d,h,g)
6.23%       03/15/26                 138,204     139,680(h)
6.98%       10/15/35               1,947,212      80,212(b,d,h,i,g)
7.69%       03/15/36               6,012,281     163,243(b,d,h,i,g)
7.79%       02/15/40               6,364,979     132,320(b,d,h,i,g)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%       12/15/30                 285,400     294,125(h)
6.65%       11/15/27               1,427,276   1,487,530(h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%       07/14/16                  65,000      68,529(b,h)
LB-UBS Commercial Mortgage
   Trust (Class E)
6.81%       07/15/40                 275,000     267,341(d,i)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.45%       07/15/40                 260,000     244,275(i)
LB-UBS Commercial Mortgage
   Trust (Class X)
4.62%       09/15/39              17,242,000     524,874(d,h,i,g)
7.58%       12/15/39               3,852,574      65,901(b,d,h,i,g)
Master Alternative Loans Trust
5.00%       08/25/18                 245,018      38,514(g,h)
6.50%       08/25/34 - 05/25/35      980,710     985,115(h)
Master Alternative Loans
   Trust (Class 3)
6.50%       01/25/35                 267,160     273,505(h)


                                   PRINCIPAL
                                      AMOUNT         VALUE
Merrill Lynch Mortgage
   Trust (Class A)
5.80%       05/12/39             $   840,000   $   853,295(h,i)
Merrill Lynch/Countrywide
   Commercial Mortgage
   Trust (Class A)
5.49%       03/12/51               1,800,000     1,778,794(i)
5.81%       06/12/50               1,300,000     1,303,521(i)
MLCC Mortgage Investors, Inc.
5.38%       02/25/36                 175,865       169,929(h,i)
Morgan Stanley Capital I
5.28%       12/15/43                 254,000       252,853(h,i)
5.33%       12/15/43                 254,000       249,788(h,i)
5.39%       11/12/41                 694,000       663,306(h,i)
5.44%       02/20/44               1,000,000       989,434(b,i)
5.45%       02/12/44                 281,000       277,278(i)
5.69%       04/15/49               1,400,000     1,402,484(i)
5.71%       07/20/44                 200,000       202,357(h)
7.11%       04/15/33                 413,146       423,452(h)
Morgan Stanley Capital I (Class A)
5.36%       02/12/44                 343,000       343,311(i)
Morgan Stanley Dean Witter
   Capital I (Class A)
6.39%       10/15/35                 471,800       489,253(h)
6.54%       02/15/31                 194,635       199,064(h)
PNC Mortgage Acceptance
   Corp. (Class A)
6.36%       03/12/34                 700,000       722,560
Puma Finance Ltd. (Class A)
5.36%       03/25/34                 247,282       247,282(h,i)
5.55%       10/11/34                 119,302       118,836(h,i)
Residential Accredit Loans, Inc.
6.00%       01/25/36                 310,778       279,589(h)
6.04%       01/25/36                  98,787       100,857(h,i)
Residential Funding Mortgage
   Security I
5.75%       01/25/36                 213,151       188,683(h)
Structured Asset Securities
   Corp. (Class X)
2.17%       02/25/28                  45,581         1,766(i,g)
Wachovia Bank Commercial
   Mortgage Trust
5.34%       12/15/43               1,800,000     1,759,112(h)
5.42%       04/15/47               1,800,000     1,798,992(h)
Wachovia Bank Commercial
   Mortgage Trust (Class E)
6.10%       02/15/51                 820,000       763,855(i)
Wachovia Bank Commercial
   Mortgage Trust (Class F)
6.10%       07/15/17                 145,000       132,700(i)
Wells Fargo Mortgage Backed
   Securities Trust
5.39%       08/25/35                 485,377       464,945(h,i)
5.50%       01/25/36                 314,679       277,765(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36                 432,276       385,090(h)
                                                49,399,656



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
SOVEREIGN BONDS -- 0.4%

Government of Bahamas
6.63%       05/15/33             $   253,000   $   275,711(b,h)
Government of Canada
7.50%       09/15/29                 380,000       477,084
Government of Manitoba Canada
4.90%       12/06/16                 260,000       256,268(h)
Government of Panama
6.70%       01/26/36                 260,000       267,150
                                                 1,276,213

TOTAL BONDS AND NOTES
   (COST $359,518,542)                         355,120,336



--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 13.3%
--------------------------------------------------------------------------------

ASSET BACKED -- 8.7%

AESOP Funding II LLC (Class A)
5.62%       04/20/10               2,000,000     1,977,383(b,i)
Chase Credit Card Master
   Trust (Class A)
5.86%       07/15/10                 491,000       491,197(i)
Chase Issuance Trust (Class A)
5.77%       11/15/11               4,000,000     3,984,074(i)
CNH Wholesale Master Note
   Trust (Class A)
5.86%       06/15/11               2,000,000     1,995,937(i)
Countrywide Asset-Backed
   Certificates
5.24%       07/25/36               1,714,797     1,695,931(i)
5.56%       05/25/33                   2,102         2,066(i)
Countrywide Asset-Backed
   Certificates (Class 2)
5.73%       06/25/33                     555           528(i)
Countrywide Asset-Backed
   Certificates (Class A)
5.93%       03/25/33                  62,976        62,359(i)
Discover Card Master Trust I
5.76%       04/15/10               4,500,000     4,471,387(i)
Discover Card Master Trust I (Class A)
5.77%       05/15/11                 828,000       826,187(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
5.31%       09/25/35                  61,407        61,392(i)
First Franklin Mortgage Loan
   Asset Backed Certificates (Class M)
5.58%       03/25/35               2,000,000     1,880,661(i)
Fleet Credit Card Master Trust II
   (Class A)
5.89%       04/15/10               2,200,000     2,200,311(i)
Fleet Home Equity Loan Trust
   (Class A)
5.79%       01/20/33                  64,566        63,596(h,i)


                                   PRINCIPAL
                                      AMOUNT         VALUE
GMAC Mortgage Corp. Loan Trust
5.22%       08/25/35              $1,000,000  $    995,069(i)
GSAMP Trust
5.24%       05/25/36                 935,933       856,379(b,i)
5.28%       12/25/35                 276,000       273,038(i)
Long Beach Mortgage Loan Trust
5.41%       09/25/35                 953,153       943,130(i)
Nissan Auto Lease Trust
5.82%       02/15/13               6,170,000     6,123,725(i)
Option One Mortgage Loan
   Trust (Class A)
5.55%       02/25/33                 789,287       779,684(i)
Residential Asset Mortgage
   Products, Inc.
5.40%       12/25/33                  62,591        62,578(i)
Residential Asset Mortgage
   Products, Inc. (Class A)
5.69%       06/25/32                   8,887         8,774(i)
Saxon Asset Securities Trust
5.36%       05/25/35                  55,771        55,736(i)
Structured Asset Securities Corp.
5.33%       02/25/35                 125,813       125,729(i)
                                                29,936,851

CORPORATE NOTES -- 1.3%

Countrywide Financial Corp.
5.66%       09/02/08               2,200,000     2,123,618(i)
Prudential Financial, Inc.
5.85%       06/13/08               2,276,000     2,278,171(i)
                                                 4,401,789

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.3%

Banc of America Large Loan
5.96%       03/15/08               3,414,000     3,397,446(b,i)
Countrywide Asset-Backed
   Certificates
5.79%       11/25/35                 247,728       245,756(h,i)
Crusade Global Trust (Class A)
5.84%       09/18/34                 149,493       149,802(h,i)
Granite Master Issuer PLC
5.59%       12/20/54                 548,026       548,002(i)
Granite Mortgages PLC (Class 1)
5.54%       01/20/43                  55,200        55,187(i)
Interstar Millennium Trust (Class A)
5.90%       03/14/36                  93,790        94,008(i)
JP Morgan Alternative Loan Trust
5.19%       08/25/36                 320,998       320,782(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
5.92%       10/15/17                 517,994       518,010(b,i)
MortgageIT Trust (Class 1)
5.39%       05/25/35               2,024,598     2,003,203(i)
National RMBS Trust
5.70%       03/20/34                 166,127       162,833(i)
Nomura Asset Acceptance Corp.
5.26%       03/25/37               3,324,217     3,316,918(i)



See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
Residential Accredit Loans, Inc.
5.43%       03/25/34              $   86,926   $    86,541(i)
Thornburg Mortgage Securities
   Trust (Class A)
5.47%       04/25/43                  57,756        57,741(i)
Washington Mutual Inc.
5.47%       01/25/45                 473,689       466,036(i)
                                                11,422,265

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $46,274,765)                           45,760,905


TOTAL INVESTMENTS IN SECURITIES
   (COST $405,793,307)                         400,881,241


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 29.2%
--------------------------------------------------------------------------------


TIME DEPOSIT -- 0.1%

State Street Corp.
4.35%       10/01/07                 398,106       398,106(e)

U.S. TREASURIES -- 13.2%

Federal Home Loan Bank
   Discount Notes
4.50%       10/01/07              45,460,000    45,460,000(d)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 15.9%

U.S. Treasuries Federal Home Loan
   Bank Discount Notes
4.50%       10/01/07              54,660,000    54,660,000(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $100,518,106)                         100,518,106


TOTAL INVESTMENTS
   (COST $506,311,413)                         501,399,347


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (45.6)%                              (157,121,492)
                                              -------------

NET ASSETS-- 100.0%                           $344,277,855
                                              =============

OTHER INFORMATION
--------------------------------------------------------------------------------

The Income Fund had the following long futures contracts open at September 30, 2007:


                               NUMBER       CURRENT      UNREALIZED
                 EXPIRATION      OF         NOTIONAL     APPRECIATION
DESCRIPTION         DATE      CONTRACTS      VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------

U.S. Treasury
  Notes 2 Yr.
  Futures       December 2007   228       $47,206,688     $ 10,917
U.S. Treasury
  Notes 10 Yr.
  Futures       December 2007    38         4,152,688      (49,983)
                                                         ---------
                                                         $(39,066)
                                                         =========

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Money Market Fund
--------------------------------------------------------------------------------


THE MONEY MARKET FUND IS MANAGED BY DONALD J. DUNCAN. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. For the twelve-month period ended September 30, 2007, the GE Institutional Money Market Fund returned 5.25% for the Investment Class shares and 5.00% for the Service Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 4.84% and the Fund's Lipper peer group of 361 Institutional Money Market Funds returned an average of 5.05% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET DURING THE PAST TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2007?

A. Over the past twelve-month period, attention in the fixed income markets fixated on the U.S. housing market and sub-prime lending in particular.
    In early 2007, an increase in delinquency levels of sub-prime mortgages raised concerns about the housing market and the overall economy in general, which resulted in a flight to quality and a decline in treasury yields in February. Nevertheless, at its August 2007 meeting, the Federal Reserve held its target for fed funds steady at 5.25%, focusing instead on the risks of higher inflation rather than the slowing economic growth. Treasury yields moved higher hitting a peak in mid-June (2-year and 10-year note yields at 5.1% and 5.3% respectively).

    In August, heavy marked-to-market losses at U.S. and non-U.S. hedge funds that had heavy exposure to sub-prime mortgages shook the global markets, triggering an extensive repricing of risk and seizing up credit markets from commercial papers to high yield bonds. Investors and lenders became unwilling to lend, thereby resulting in a liquidity crisis. Treasury bonds rallied in the ensuing flight to quality and credit spreads widened dramatically. After adding reserves and cutting the discount rate by 50 bps in August to provide liquidity, the Fed reduced its fed funds target by 50 bps to 4.25% and the discount rate by another 50 bps to 5.25% in September. 2-year and 10-year Treasury note yields fell to a low of 3.85% and 4.3% in early September but ended the month higher (4% and 4.6% respectively) after the Feds ease.

    Despite the widening credit spread in August, high yield and emerging market debt sectors led fixed income performance with returns of over 7% for the past twelve-month period. Government securities returned approximately 5.6% during the same period, mostly from interest income. High-grade corporate bonds performed the worst during the period returning only 3.9%, while asset-backed securities returned 4.1% dampened by sub-prime mortgages. Although volatility moved higher, mortgage-backed securities still managed a 5.4% return.



PICTURED TO THE RIGHT:
DONALD J. DUNCAN

[Photo omitted]

                                                                              QA
--------------------------------------------------------------------------------

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The main driver of return for the Fund relative to its benchmark was yield curve positioning along the short end of the yield curve. With the Fed on hold for the majority of the period, the Fund maintained an average days-to-maturity of 46 days, while only deviating from this strategy twice during the last twelve-months. In March, the Fund's average maturity was extended to 55 days when the Fed was expected to begin easing after the first sub-prime shakeout. However, the Fund's average maturity was shortened to 38 days in September with renewed concerns on the impact of the liquidity crisis on the overall market. All sectors performed very well which, combined with active duration management, led to the outperformance over the benchmark.

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2007 - SEPTEMBER 30, 2007

---------------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT THE                 ACCOUNT VALUE AT THE                EXPENSES PAID
                                  BEGINNING OF THE PERIOD ($)             END OF THE PERIOD ($)          DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------------
     Investment Class                      1,000.00                             1,026.01                          1.25

     Service Class                         1,000.00                             1,024.81                          2.45

--------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------------------------------------------

     Investment Class                      1,000.00                             1,023.56                          1.25

     Service Class                         1,000.00                             1,022.39                          2.45
--------------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.25% FOR INVESTMENT CLASS AND 0.48% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 WERE AS
   FOLLOWS: 2.60% FOR INVESTMENT CLASS SHARES, AND 2.48% FOR SERVICE CLASS
   SHARES.

Money Market Fund
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                               Investment              90 Day
                              Class Shares             T-Bill
12/2/97                        $10,000.00             $10,000.00
9/98                            10,453.23              10,423.59
9/99                            10,967.80              10,899.03
9/00                            11,627.79              11,526.58
9/01                            12,222.08              12,048.65
9/02                            12,456.90              12,262.86
9/03                            12,605.24              12,401.99
9/04                            12,731.03              12,540.82
9/05                            13,027.71              12,884.75
9/06                            13,621.34              13,473.12
9/07                            14,335.91              14,122.69


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES (Inception date: 12/02/97)

-----------------------------------------------------------------------------------------------------------
                                   ONE            FIVE          SINCE                ENDING VALUE OF A
                                   YEAR           YEAR        INCEPTION           $10,000 INVESTMENT (A)
-----------------------------------------------------------------------------------------------------------
Money Market Fund                  5.25%          2.85%         3.73%                  $14,336
-----------------------------------------------------------------------------------------------------------
90 Day T-Bill                      4.84%          2.87%         3.57%*                 $14,123
-----------------------------------------------------------------------------------------------------------



SERVICE CLASS SHARES+
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                                 Service                90 Day
                              Class Shares              T-Bill
9/05                           $10,000.00             $10,000.00
12/05                           10,088.33              10,097.41
3/06                            10,188.68              10,207.46
6/06                            10,306.00              10,327.99
9/06                            10,429.90              10,456.64
12/06                           10,561.45              10,585.35
3/07                            10,686.07              10,716.30
6/07                            10,817.74              10,844.12
9/07                            10,951.23              10,960.78


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2007
--------------------------------------------------------------------------------


SERVICE CLASS SHARES (Inception date: 09/30/05)
-----------------------------------------------------------------------------------------------------------
                                                ONE           SINCE                ENDING VALUE OF A
                                               YEAR         INCEPTION           $10,000 INVESTMENT (A)
-----------------------------------------------------------------------------------------------------------
Money Market Fund                              5.00%          4.64%***                   $10,951
-----------------------------------------------------------------------------------------------------------
90 Day T-Bill                                  4.84%          4.69%*                     $10,961
-----------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.

SECTOR ALLOCATION AS OF SEPTEMBER 30, 2007
-------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $26,582
(in thousands) as of September 30, 2007


[Pie chart omitted -- plot points are as follows:]

Certificates of Deposit                               34.0%
Commercial Paper                                      26.7%
Repurchase Agreements                                 20.4%
Corporate Notes                                       18.3%
Time Deposit                                           0.6%


FUND YIELD AT SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
                                  FUND                IBC'S MONEY FUND**
--------------------------------------------------------------------------------
7-DAY CURRENT                    5.21%++                    4.54%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  5.35%                      4.65%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

**IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD OF ALL MAJOR MONEY MARKET
  FUNDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ THE SERVICE CLASS SHARES HAD A FULL REDEMPTION DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, AND AS A RESULT DID NOT HAVE ANY INVESTMENT ACTIVITIES SINCE THEN UNTIL IT WAS RESTARTED ON SEPTEMBER 30, 2005.

++ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT SEPTEMBER 30, 2007.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

*** THE "SINCE INCEPTION" PERFORMANCE RESULTS SHOWN IS FOR THE PERIOD BETWEEN
    OCTOBER 1, 2005 TO SEPTEMBER 30, 2007, ON AN ANNUALIZED BASIS. THE PERFORMANCE RESULTS FOR THE PERIOD BETWEEN JANUARY 3, 2001 TO SEPTEMBER 30, 2002 WAS 3.13% ON AN ANNUALIZED BASIS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MONEY MARKET FUND

Schedule of Investments                                       September 30, 2007
--------------------------------------------------------------------------------

                                MONEY MARKET FUND

--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST

SHORT-TERM INVESTMENTS -- 98.6%
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 26.4%

Bank Nova Scotia Prop Inc.
5.59%       11/13/07              $  500,000  $    496,665
Bank of America Corp.
5.49%       12/10/07               1,030,000     1,019,005
Bank Scotland PLC
5.07%       12/19/07                 800,000       791,099
Barclays PLC
5.48%       11/29/07               1,300,000     1,288,335
Falcon Asset Securitization
5.15%       10/19/07                 420,000       418,919
Gemini Securitization Corp.
5.57%       11/15/07               1,130,000     1,122,132
ING Group
5.45%       01/07/08                 800,000       788,131
Rabobank USA Financial Corp.
5.48%       10/15/07               1,190,000     1,187,466
                                                 7,111,752

REPURCHASE AGREEMENTS -- 20.1%

Barclays Bank
   5.12%, dated 09/28/07, to be
   repurchased at $2,040,870.40
   on 10/01/07 collateralized by
   $2,080,938 U.S. Government
   Agency Bond 4.90%,
   maturing 06/01/15               2,040,000     2,040,000
Deutsche Bank
   5.10%, dated 09/28/07, to be
   repurchased at $2,040,867
   on 10/01/07 collateralized by
   $2,080,800 U.S. Government
   Agency Bond 6.00%,
   maturing 02/01/34               2,040,000     2,040,000
UBS Securities LLC
   5.05%, dated 09/28/07, to be
   repurchased at $1,350,568
   on 10/01/07 collateralized by
   $1,377,007 U.S. Agency Bond
   5.50%, maturing 08/01/35        1,350,000     1,350,000
                                                 5,430,000


                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
CORPORATE NOTES -- 18.0%

American Express Bank
5.23%       11/21/07              $1,210,000  $  1,210,187(i)
Greenwich Capital Holdings Inc.
5.76%       11/09/07               1,500,000     1,500,000
Merrill Lynch & Company, Inc.
5.34%       08/22/08                 750,000       750,000(i)
Morgan Stanley Group Inc.
5.85%       10/02/08               1,395,000     1,395,734(i)
                                                 4,855,921

TIME DEPOSIT -- 0.6%

State Street Corp.
4.35%       10/01/07                 154,331       154,331(e)

CERTIFICATES OF DEPOSIT -- 33.5%

Bank Of Montreal
5.78%       06/06/08               1,000,000     1,000,000
BNP Paribas
5.31%       10/09/07               1,000,000     1,000,000
Calyon
5.33%       01/15/08               1,000,000     1,000,000
Canadian Imperial Bank
5.14%       09/22/08                 460,000       460,000
Credit Suisse
5.78%       04/14/08               1,000,000     1,000,000
Dresdner Bank AG
5.30%       10/9/07 - 01/10/08       700,000       700,000
Fortis Bank
5.75%       10/04/07                 830,000       830,000
Royal Bank of Canada
5.45%       11/16/07               1,210,000     1,210,000
Societe Generale
5.38%       03/27/08               1,000,000     1,000,000
Toronto-Dominion Bank
5.45%       10/24/07                 830,000       830,000
                                                 9,030,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $26,582,004)                           26,582,004

OTHER ASSETS AND LIABLITIES,
   NET-- 1.4%                                      380,843
                                               -----------
NET ASSETS-- 100.0%                            $26,962,847
                                               ===========


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Notes to Schedules of Investments                             September 30, 2007
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities amounted to $6,638,416 and $30,263,313 or 1.21% and 8.79% of net assets for the
     Strategic Investment Fund and Income Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2007, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2007.

(j)  All or a portion of security out on loan.

(k)  Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short-Term Investment Fund.

(m) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment advisor.

(n) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(o)  Managed by SSgA Funds Management, Inc., the Fund's sub-adviser.

* Less than 0.1%.



Abbreviations:

ADR         American Depository Receipt

GDR         Global Depository Receipt

REGD.       Registered

REIT        Real Estate Investment Trust

REMIC       Real Estate Mortgage Investment Conduit

SPDR        Standard and Poor's Depository Receipt

STRIPS      Separate Trading of Registered Interest and Principal of Security

NVDR        Non-Voting Depository Receipt

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------



                                                                                   U.S.
                                                                                 EQUITY
                                                                                   FUND
                                                    ------------------------------------------------------------------
                                                                                INVESTMENT
                                                                                  CLASS
                                                    ------------------------------------------------------------------
                                                    9/30/07        9/30/06        9/30/05       9/30/04       9/30/03
                                                    ------------------------------------------------------------------
INCEPTION DATE                                          --             --             --            --        11/25/97

Net asset value, beginning of period ...........    $13.29         $12.07        $11.13         $10.20         $8.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................      0.21           0.17          0.19           0.13          0.11(b)
   Net realized and unrealized gains
    (losses) on investments ....................      1.96           1.22          0.91           0.91          1.65
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................      2.17           1.39          1.10           1.04          1.76
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................      0.21           0.17          0.16           0.11          0.10
   Net realized gains ..........................      0.58             --            --             --            --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................      0.79           0.17          0.16           0.11          0.10
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................    $14.67         $13.29        $12.07         $11.13        $10.20
======================================================================================================================
TOTAL RETURN (A) ...............................    16.98%         11.67%         9.89%         10.24%        20.70%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....  $627,920       $553,358      $381,472       $346,065      $302,846
   Ratios to average net assets:
    Net investment income ......................     1.50%          1.43%         1.65%          1.18%         1.17%
    Expenses ...................................     0.36%          0.37%         0.37%          0.37%         0.38%
    Portfolio turnover rate ....................       58%            56%           42%            29%           27%



                                                                                          U.S.
                                                                                        EQUITY
                                                                                          FUND
                                                         ------------------------------------------------------------------
                                                                                       SERVICE
                                                                                        CLASS
                                                         ------------------------------------------------------------------
                                                          9/30/07        9/30/06        9/30/05       9/30/04       9/30/03
                                                         ------------------------------------------------------------------
INCEPTION DATE                                                --             --             --            --         1/3/01

Net asset value, beginning of period .................    $13.27         $12.05        $11.11         $10.18         $8.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................      0.17           0.15          0.16           0.10          0.09(b)
   Net realized and unrealized gains
    (losses) on investments ..........................      1.96           1.21          0.91           0.92          1.64
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..............................      2.13           1.36          1.07           1.02          1.73
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................      0.18           0.14          0.13           0.09          0.07
   Net realized gains ................................      0.58             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................      0.76           0.14          0.13           0.09          0.07
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .......................    $14.64         $13.27        $12.05         $11.11        $10.18
===========================================================================================================================
TOTAL RETURN (A) .....................................    16.68%         11.41%         9.63%         10.02%        20.38%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........   $34,971        $28,140       $26,171        $24,348       $22,033
   Ratios to average net assets:
    Net investment income ............................     1.25%          1.19%         1.43%          0.93%         0.93%
    Expenses .........................................     0.61%          0.62%         0.62%          0.62%         0.63%
    Portfolio turnover rate ..........................       58%            56%           42%            29%           27%


                                                                                    S&P 500
                                                                                      INDEX
                                                                                       FUND
                                                       ------------------------------------------------------------------
                                                                                   INVESTMENT
                                                                                      CLASS
                                                       ------------------------------------------------------------------
                                                       9/30/07        9/30/06        9/30/05       9/30/04       9/30/03
                                                       ------------------------------------------------------------------
INCEPTION DATE                                              --             --            --            --        11/25/97

Net asset value, beginning of period ...............    $12.81         $11.80        $10.71          $9.59         $7.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.24           0.22          0.23           0.17          0.16
   Net realized and unrealized gains
    (losses) on investments ........................      1.84           1.01          1.06           1.13          1.73
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............................      2.08           1.23          1.29           1.30          1.89
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.20           0.22          0.20           0.18          0.10
   Net realized gains ..............................        --             --            --             --            --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.20           0.22          0.20           0.18          0.10
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .....................    $14.69         $12.81        $11.80         $10.71         $9.59
=========================================================================================================================
TOTAL RETURN (A) ...................................    16.36%         10.53%        12.08%         13.62%        24.34%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........  $151,025       $111,143      $102,607        $91,628       $81,601
   Ratios to average net assets:
    Net investment income ..........................     1.87%          1.82%         1.96%          1.57%         1.63%
    Expenses .......................................     0.15%          0.15%         0.15%          0.15%         0.15%
    Portfolio turnover rate ........................       12%            12%           12%            13%           16%


                                                                                         S&P 500
                                                                                           INDEX
                                                                                            FUND
                                                                               ----------------------------
                                                                                          SERVICE
                                                                                           CLASS
                                                                               ----------------------------
                                                                                   9/30/07        9/30/06
                                                                               ----------------------------
INCEPTION DATE                                                                        --         9/30/05

Net asset value, beginning of period .......................................       $12.79         $11.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...................................................         0.25           0.24
   Net realized and unrealized gains
    (losses) on investments ................................................         1.79           0.96
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................................................         2.04           1.20
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................         0.19           0.21
   Net realized gains ......................................................           --             --
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................................................         0.19           0.21
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period .............................................       $14.64         $12.79
===========================================================================================================
TOTAL RETURN (A) ...........................................................       15.98%         10.39%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ................................       $  936            $47
   Ratios to average net assets:
    Net investment income ..................................................        1.63%          1.59%
    Expenses ...............................................................        0.40%          0.40%
    Portfolio turnover rate ................................................          12%            12%


                                                                                        VALUE
                                                                                       EQUITY
                                                                                         FUND
                                                        ---------------------------------------------------------------------
                                                                                     INVESTMENT
                                                                                        CLASS
                                                        ---------------------------------------------------------------------
                                                          9/30/07        9/30/06       9/30/05        9/30/04       9/30/03
                                                        ---------------------------------------------------------------------
INCEPTION DATE                                                 --             --            --             --        2/2/00

Net asset value, beginning of period .................     $11.49         $10.40         $9.51          $8.49         $7.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................       0.21           0.18          0.23           0.12          0.11
   Net realized and unrealized gains
    (losses) on investments ..........................       1.84           1.09          0.86           1.01          1.32
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..............................       2.05           1.27          1.09           1.13          1.43
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................       0.23           0.18          0.20           0.11          0.12
   Net realized gains ................................       0.88             --            --             --            --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................       1.11           0.18          0.20           0.11          0.12
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .......................     $12.43         $11.49        $10.40          $9.51         $8.49
=============================================================================================================================
TOTAL RETURN (A) .....................................     18.94%         12.42%        11.48%         13.38%        20.13%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........   $108,986        $91,030       $86,267       $134,299      $126,580
   Ratios to average net assets:
    Net investment income ............................      1.73%          1.55%         1.88%          1.41%         1.43%
    Expenses .........................................      0.43%          0.44%         0.43%          0.41%         0.42%
    Portfolio turnover rate ..........................        43%            52%           36%            45%           35%


                                                                                           VALUE
                                                                                          EQUITY
                                                                                            FUND
                                                                                 -------------------------
                                                                                          SERVICE
                                                                                           CLASS
                                                                                 -------------------------
                                                                                  9/30/07         9/30/06
                                                                                 -------------------------
INCEPTION DATE                                                                         --         9/30/05

Net asset value, beginning of period .......................................       $11.47         $10.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...................................................         0.26           0.15
   Net realized and unrealized gains
    (losses) on investments ................................................         1.76           1.10
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................................................         2.02           1.25
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................         0.21           0.18
   Net realized gains ......................................................         0.88             --
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................................................         1.09           0.18
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period .............................................       $12.40         $11.47
===========================================================================================================
TOTAL RETURN (A) ...........................................................       18.69%         12.16%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ................................          $36            $14
   Ratios to average net assets:
    Net investment income ..................................................        1.38%          1.32%
    Expenses ...............................................................        0.68%          0.67%
    Portfolio turnover rate ................................................          43%            52%


See Notes to Financial Highlights and Notes to Financial statements.

76 & 77

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------



                                                                                            SMALL-CAP
                                                                                               EQUITY
                                                                                                 FUND
                                                         -----------------------------------------------------------------------
                                                                                            INVESTMENT
                                                                                               CLASS
                                                         -----------------------------------------------------------------------
                                                         9/30/07        9/30/06        9/30/05         9/30/04        9/30/03
                                                         -----------------------------------------------------------------------
INCEPTION DATE                                             --             --             --              --           8/3/98

Net asset value, beginning of period ................    $15.41         $14.71         $12.87          $10.99         $10.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .............................      0.10           0.07           0.11            0.03           0.05(b)
  Net realized and unrealized gains (losses)
    on investments ..................................      2.18           0.96           2.54            1.94           0.98
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......      2.28           1.03           2.65            1.97           1.03
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............................      0.08           0.06           0.09            0.03           0.03
  Net realized gains ................................      1.10           0.27           0.72            0.06           0.15
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................      1.18           0.33           0.81            0.09           0.18
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ......................    $16.51         $15.41         $14.71          $12.87         $10.99
================================================================================================================================
TOTAL RETURN (A) ....................................    15.43%          7.13%         21.11%          17.97%         10.37%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........  $806,577       $632,992       $368,178        $206,327        $98,463
  Ratios to average net assets:
    Net investment income ...........................     0.64%          0.53%          0.79%           0.32%          0.50%
    Expenses ........................................     0.61%          0.61%          0.61%           0.62%          0.66%
    Portfolio turnover rate .........................       51%            47%            33%            107%           111%


                                                              SMALL-CAP
                                                                 EQUITY
                                                                   FUND
                                                        ------------------------
                                                                 SERVICE
                                                                  CLASS
                                                        ------------------------
                                                         9/30/07       9/30/06
                                                        ------------------------
INCEPTION DATE                                             --          9/30/05

Net asset value, beginning of period ................    $15.38         $14.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .............................      0.08           0.05
  Net realized and unrealized gains (losses)
    on investments ..................................      2.16           0.94
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......      2.24           0.99
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............................      0.05           0.05
  Net realized gains ................................      1.10           0.27
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................      1.15           0.32
--------------------------------------------------------------------------------
Net asset value, end of period ......................    $16.47         $15.38
================================================================================
TOTAL RETURN (A) ....................................    15.20%          6.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........       $39            $16
  Ratios to average net assets:
    Net investment income ...........................     0.37%          0.28%
    Expenses ........................................     0.85%          0.86%
    Portfolio turnover rate .........................       51%            47%


                                                                                      INTERNATIONAL
                                                                                             EQUITY
                                                                                               FUND
                                                           -----------------------------------------------------------------------
                                                                                         INVESTMENT
                                                                                            CLASS
                                                           -----------------------------------------------------------------------
                                                           9/30/07        9/30/06          9/30/05        9/30/04        9/30/03
                                                           -----------------------------------------------------------------------
INCEPTION DATE                                                  --             --             --              --         11/25/97

Net asset value, beginning of period ................       $15.11         $12.72          $10.22          $8.52          $6.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .............................         0.30           0.24            0.19           0.15           0.14(b)
  Net realized and unrealized gains (losses)
    on investments ..................................         4.92           2.33            2.47           1.67           1.57
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......         5.22           2.57            2.66           1.82           1.71
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............................         0.24           0.18            0.16           0.12           0.12
  Net realized gains ................................         0.13             --              --             --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................         0.37           0.18            0.16           0.12           0.12
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ......................       $19.96         $15.11          $12.72         $10.22          $8.52
==================================================================================================================================
TOTAL RETURN (A) ....................................       35.09%         20.39%          26.26%         21.53%         25.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........   $2,375,946     $1,377,877        $738,984       $511,858       $349,983
  Ratios to average net assets:
    Net investment income ...........................        2.00%          2.04%           1.85%          1.73%          1.82%
    Expenses ........................................        0.56%          0.56%           0.57%          0.57%          0.59%
    Portfolio turnover rate .........................          32%            26%             52%            32%            42%



                                                                                     INTERNATIONAL
                                                                                            EQUITY
                                                                                              FUND
                                                        ----------------------------------------------------------------------------
                                                                                          SERVICE
                                                                                           CLASS
                                                        ----------------------------------------------------------------------------
                                                          9/30/07       9/30/06           9/30/05           9/30/04        9/30/03
                                                        ----------------------------------------------------------------------------
INCEPTION DATE                                                --            --                --                --          1/3/01

Net asset value, beginning of period ................     $15.06        $12.69            $10.19             $8.50          $6.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .............................       0.16          0.17              0.16              0.14           0.12(b)
  Net realized and unrealized gains (losses)
    on investments ..................................       5.00          2.35              2.48              1.66           1.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......       5.16          2.52              2.64              1.80           1.69
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............................       0.21          0.15              0.14              0.11           0.10
  Net realized gains ................................       0.13            --                --                --             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................       0.34          0.15              0.14              0.11           0.10
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ......................     $19.88        $15.06            $12.69            $10.19          $8.50
====================================================================================================================================
TOTAL RETURN (A) ....................................     34.75%        20.02%            26.05%            21.23%         24.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........    $51,244       $16,352            $8,096            $6,032         $4,289
  Ratios to average net assets:
    Net investment income ...........................      1.61%         1.68%             1.61%             1.52%          1.56%
    Expenses ........................................      0.81%         0.81%             0.82%             0.82%          0.84%
    Portfolio turnover rate .........................        32%           26%               52%               32%            42%


See Notes to Financial Highlights and Notes to Financial statements.

78 & 79

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                    PREMIER
                                                                                     GROWTH
                                                                                EQUITY FUND
                                                 -----------------------------------------------------------------------------
                                                                                 INVESTMENT
                                                                                    CLASS
                                                 -----------------------------------------------------------------------------
                                                   9/30/07          9/30/06        9/30/05        9/30/04           9/30/03
                                                 -----------------------------------------------------------------------------
INCEPTION DATE                                          --               --             --             --           10/29/99

Net asset value, beginning of period ..........     $10.96           $10.46          $9.59          $9.02            $7.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .......................       0.08             0.08           0.10           0.05             0.04(b)
  Net realized and unrealized gains
    (losses) on investments ...................       1.55             0.49           0.86           0.56             1.86
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................       1.63             0.57           0.96           0.61             1.90
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................       0.08             0.07           0.09           0.04             0.02
  Net realized gains ..........................       0.05               --             --             --               --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................       0.13             0.07           0.09           0.04             0.02
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................     $12.46           $10.96         $10.46          $9.59            $9.02
==============================================================================================================================
TOTAL RETURN (A) ..............................     15.02%            5.47%          9.97%          6.79%           26.71%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................   $411,725         $455,088       $332,148       $335,473         $218,716
  Ratios to average net assets:
     Net investment income ....................      0.58%            0.83%          1.05%          0.60%            0.45%
     Expenses .................................      0.37%            0.37%          0.37%          0.37%            0.39%
     Portfolio turnover rate ..................        29%              31%            31%            20%              20%


                                                                               PREMIER
                                                                                GROWTH
                                                                           EQUITY FUND
                                                 ----------------------------------------------------------------------
                                                                              SERVICE
                                                                               CLASS
                                                 ----------------------------------------------------------------------
                                                    9/30/07       9/30/06        9/30/05        9/30/04        9/30/03
                                                 ----------------------------------------------------------------------
INCEPTION DATE                                          --             --             --             --         1/3/01

Net asset value, beginning of period ..........     $10.92         $10.42          $9.57          $9.00         $7.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .......................       0.04           0.06           0.09           0.01          0.02(b)
  Net realized and unrealized gains
    (losses) on investments ...................       1.55           0.49           0.83           0.58          1.86
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................       1.59           0.55           0.92           0.59          1.88
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................       0.05           0.05           0.07           0.02            --
  Net realized gains ..........................       0.05             --             --             --            --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................       0.10           0.05           0.07           0.02            --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................     $12.41         $10.92         $10.42          $9.57         $9.00
======================================================================================================================
TOTAL RETURN (A) ..............................     14.71%          5.24%          9.63%          6.58%        26.46%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................   $135,856       $130,673       $123,773       $109,063       $12,501
  Ratios to average net assets:
     Net investment income ....................      0.33%          0.57%          0.77%          0.36%         0.20%
     Expenses .................................      0.62%          0.62%          0.62%          0.61%         0.64%
     Portfolio turnover rate ..................        29%            31%            31%            20%           20%


                                                                                   STRATEGIC
                                                                                  INVESTMENT
                                                                                        FUND
                                                    ---------------------------------------------------------------------------
                                                                                  INVESTMENT
                                                                                       CLASS
                                                    ---------------------------------------------------------------------------
                                                     9/30/07           9/30/06       9/30/05        9/30/04           9/30/03
                                                    ---------------------------------------------------------------------------
INCEPTION DATE                                            --               --             --             --           10/29/99

Net asset value, beginning of period ..........       $11.77           $11.14         $10.46          $9.78            $8.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .......................         0.27             0.22           0.19           0.13             0.16(b)
  Net realized and unrealized gains
    (losses) on investments ...................         1.93             0.90           0.78           0.66             1.29
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................         2.20             1.12           0.97           0.79             1.45
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................         0.24             0.19           0.15           0.11             0.17
  Net realized gains ..........................         0.28             0.30           0.14             --              --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         0.52             0.49           0.29           0.11             0.17
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................       $13.45           $11.77         $11.14         $10.46            $9.78
===============================================================================================================================
TOTAL RETURN (A) ..............................       19.24%           10.38%          9.33%          8.12%           17.30%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................     $547,835         $349,564       $172,146       $112,960          $64,263
  Ratios to average net assets:
     Net investment income ....................        2.43%            2.33%          2.03%          1.57%            1.70%
     Expenses .................................        0.36%            0.37%          0.38%          0.39%            0.43%
     Portfolio turnover rate ..................         158%             143%           131%           158%             145%


                                                         STRATEGIC
                                                        INVESTMENT
                                                              FUND
                                                   ------------------------
                                                           SERVICE
                                                            CLASS
                                                   ------------------------
                                                    9/30/07        9/30/06
                                                   ------------------------
INCEPTION DATE                                          --         9/30/05

Net asset value, beginning of period ..........     $11.74         $11.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .......................       0.27           0.23
  Net realized and unrealized gains
    (losses) on investments ...................       1.90           0.85
--------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................       2.17           1.08
--------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................       0.21           0.18
  Net realized gains ..........................       0.28           0.30
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................       0.49           0.48
--------------------------------------------------------------------------
Net asset value, end of period ................     $13.42         $11.74
==========================================================================
TOTAL RETURN (A) ..............................     19.01%         10.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................        $55            $11
  Ratios to average net assets:
     Net investment income ....................      2.21%          1.95%
     Expenses .................................      0.61%          0.61%
     Portfolio turnover rate ..................       158%           143%


                                                                                        INCOME
                                                                                          FUND
                                                       ----------------------------------------------------------------------------
                                                                                      INVESTMENT
                                                                                         CLASS
                                                       ----------------------------------------------------------------------------
                                                        9/30/07           9/30/06       9/30/05        9/30/04          9/30/03
                                                       ----------------------------------------------------------------------------
INCEPTION DATE                                              --               --             --             --          11/21/97

Net asset value, beginning of period ..............      $9.35            $9.50          $9.87         $10.08           $10.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ...........................       0.51             0.49           0.42           0.38             0.40
  Net realized and unrealized gains
    (losses) on investments .......................      (0.06)           (0.15)         (0.16)         (0.05)            0.12
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........................       0.45             0.34           0.26           0.33             0.52
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........................       0.51             0.49           0.42           0.38             0.42
  Net realized gains ..............................         --               --           0.21           0.16             0.15
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.51             0.49           0.63           0.54             0.57
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ....................      $9.29            $9.35          $9.50          $9.87           $10.08
===================================================================================================================================
TOTAL RETURN (A) ..................................      4.95%            3.75%          2.72%          3.38%            5.35%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ................................   $344,261         $294,484       $238,846       $222,114         $223,733
  Ratios to average net assets:
     Net investment income ........................      5.49%            5.33%          4.35%          3.87%            3.96%
     Expenses .....................................      0.23%            0.24%          0.24%          0.24%            0.24%
     Portfolio turnover rate ......................       421%             341%           298%           369%             354%


                                                                INCOME
                                                                  FUND
                                                      -------------------------
                                                                SERVICE
                                                                 CLASS
                                                      -------------------------
                                                        9/30/07       9/30/06
                                                      -------------------------
INCEPTION DATE                                             --         9/30/05

Net asset value, beginning of period ..............     $9.35          $9.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ...........................      0.49           0.47
  Net realized and unrealized gains
    (losses) on investments .......................     (0.05)         (0.15)
-------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........................      0.44           0.32
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........................      0.49           0.47
  Net realized gains ..............................        --             --
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................      0.49           0.47
-------------------------------------------------------------------------------
Net asset value, end of period ....................     $9.30          $9.35
===============================================================================
TOTAL RETURN (A) ..................................     4.80%          3.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ................................       $17          $  11
  Ratios to average net assets:
     Net investment income ........................     5.25%          5.10%
     Expenses .....................................     0.48%          0.49%
     Portfolio turnover rate ......................      421%           341%




See Notes to Financial Highlights and Notes to Financial statements.

80 & 81

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                 MONEY MARKET
                                                                                         FUND
                                                   -----------------------------------------------------------------------------
                                                                                   INVESTMENT
                                                                                      CLASS
                                                   -----------------------------------------------------------------------------
                                                    9/30/07          9/30/06         9/30/05         9/30/04          9/30/03
                                                   -----------------------------------------------------------------------------
INCEPTION DATE                                           --               --              --              --           12/2/97

Net asset value, beginning of period ............   $  1.00          $  1.00         $  1.00          $  1.00          $  1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.05             0.04            0.02             0.01             0.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .........      0.05             0.04            0.02             0.01             0.01
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .........................      0.05             0.04            0.02             0.01             0.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................      0.05             0.04            0.02             0.01             0.01
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..................   $  1.00          $  1.00         $  1.00          $  1.00          $  1.00
================================================================================================================================
TOTAL RETURN (A) ................................     5.25%            4.56%           2.33%            1.00%            1.19%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ......   $26,952          $24,409         $11,592          $63,972          $83,194
  Ratios to average net assets:
    Net investment income .......................     5.12%            4.62%           2.04%            0.99%            1.19%
    Expenses ....................................     0.24%            0.25%           0.26%            0.21%            0.18%


                                                         MONEY MARKET
                                                                 FUND
                                                   --------------------------
                                                             SERVICE
                                                              CLASS
                                                   --------------------------
                                                    9/30/07          9/30/06
                                                   --------------------------
INCEPTION DATE                                           --           9/30/05

Net asset value, beginning of period ............     $1.00            $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.05             0.04
-----------------------------------------------------------------------------
 TOTAL INCOME FROM INVESTMENT OPERATIONS ........      0.05             0.04
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .........................      0.05             0.04
-----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................      0.05             0.04
-----------------------------------------------------------------------------
Net asset value, end of period ..................     $1.00            $1.00
=============================================================================
TOTAL RETURN (A) ................................     5.00%            4.30%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ......     $  11            $  10
  Ratios to average net assets:
    Net investment income .......................     4.89%            4.25%
    Expenses ....................................     0.48%            0.50%



See Notes to Financial Highlights and Notes to Financial statements.

Notes to Financial Highlights
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b) Net investment income per share is based on average shares outstanding during the period.


See Notes to Financial Highlights and Notes to Financial statements.

Statements of Assets
and Liabilities SEPTEMBER 30, 2007

                                                                                              U.S.                  S&P 500
                                                                                            EQUITY                    INDEX
                                                                                              FUND                     FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $580,238,986; $111,277,888;
      $90,737,622; $731,457,223; $1,740,152,683; $458,735,960; $458,205,417;
      $405,793,307 and $0 respectively) .........................................     $656,671,474             $143,206,368
   Investments in affiliated securities, at market (cost $0; $3,692,891;
      $0; $0; $0; $0; $0; $0; and $0, respectively) .............................               --                4,661,640
   Short-term Investments (at amortized cost) ...................................               --                  208,691
   Short-term affiliated investments (at amortized cost) ........................        6,609,719                3,323,781
   Repurchase Agreement .........................................................               --                       --
   Cash .........................................................................               --                       --
   Foreign currency (cost $774; $0; $0; $0; $2,772,195; $0;
      $445,740; $582,561  and $0, respectively) .................................              781                       --
   Receivable for investments sold ..............................................        1,355,568                   97,042
   Income receivables ...........................................................          568,886                  178,565
   Receivable for fund shares sold ..............................................          398,617                  462,921
   Variation margin receivable ..................................................               --                       --
   Other Assets .................................................................               --                       --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS .............................................................      665,605,045              152,139,008
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders .........................................               --                       --
   Payable upon return of securities loaned .....................................               --                       --
   Payable for investments purchased ............................................        1,965,994                   74,610
   Payable for fund shares redeemed .............................................          539,005                   66,412
   Payable to GEAM ..............................................................          209,559                   22,146
   Variation margin payable .....................................................               --                   14,300
   Other liabilities ............................................................               --                       --
   Payable to custodian .........................................................               --                       --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .........................................................        2,714,558                  177,468
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................................     $662,890,487             $151,961,540
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ..............................................................      532,787,140              131,303,151
   Undistributed (distribution in excess of)
      net investment income .....................................................        5,715,446                1,960,999
   Accumulated net realized gain (loss) .........................................       47,955,407              (14,288,257)
   Net unrealized appreciation/(depreciation) on:
      Investments ...............................................................       76,432,488               32,897,229
      Futures ...................................................................               --                   88,418
      Foreign currency related transactions .....................................                6                       --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................................     $662,890,487             $151,961,540
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ...................................................................      627,919,642              151,025,247
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ..............................................       42,792,631               10,282,895
   Net asset value, offering and redemption price per share .....................            14.67                    14.69
SERVICE CLASS:
   Net assets ...................................................................       34,970,845                  936,293
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ..............................................        2,388,854                   63,965
   Net asset value, offering and redemption price per share .....................            14.64                    14.64

* Includes $87,630,814 of securities on loan in the Income Fund.



                                                                                            VALUE                    SMALL-CAP
                                                                                           EQUITY                       EQUITY
                                                                                             FUND                         FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $580,238,986; $111,277,888;
      $90,737,622; $731,457,223; $1,740,152,683; $458,735,960; $458,205,417;
      $405,793,307 and $0 respectively) ........................................     $108,607,073                $779,259,388
   Investments in affiliated securities, at market (cost $0; $3,692,891;
      $0; $0; $0; $0; $0; $0; and $0, respectively) ............................               --                          --
   Short-term Investments (at amortized cost) ..................................               --                          --
   Short-term affiliated investments (at amortized cost) .......................          421,381                  16,285,972
   Repurchase Agreement ........................................................               --                          --
   Cash ........................................................................               --                          --
   Foreign currency (cost $774; $0; $0; $0; $2,772,195; $0;
      $445,740; $582,561  and $0, respectively) ................................               --                          --
   Receivable for investments sold .............................................          208,901                   5,299,214
   Income receivables ..........................................................          111,813                     725,249
   Receivable for fund shares sold .............................................            3,960                   7,470,446
   Variation margin receivable .................................................               --                          --
   Other Assets ................................................................               --                          --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS ............................................................      109,353,128                 809,040,269
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ........................................               --                          --
   Payable upon return of securities loaned ....................................               --                          --
   Payable for investments purchased ...........................................          285,055                   2,011,763
   Payable for fund shares redeemed ............................................            5,745                          --
   Payable to GEAM .............................................................           39,498                     413,344
   Variation margin payable ....................................................               --                          --
   Other liabilities ...........................................................               --                          --
   Payable to custodian ........................................................               --                          --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................................          330,298                   2,425,107
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................     $109,022,830                $806,615,162
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................................................       83,330,222                 686,023,650
   Undistributed (distribution in excess of)
      net investment income ....................................................          904,960                   2,826,625
   Accumulated net realized gain (loss) ........................................        6,918,197                  69,962,722
   Net unrealized appreciation/(depreciation) on:
      Investments ..............................................................       17,869,451                  47,802,165
      Futures ..................................................................               --                          --
      Foreign currency related transactions ....................................               --                          --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................     $109,022,830                $806,615,162
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ..................................................................      108,986,452                 806,576,518
   Shares outstanding ($.001 par value;
      unlimited shares authorized) .............................................        8,766,483                  48,847,566
   Net asset value, offering and redemption price per share ....................            12.43                       16.51
SERVICE CLASS:
   Net assets ..................................................................           36,378                      38,644
   Shares outstanding ($.001 par value;
      unlimited shares authorized) .............................................            2,933                       2,347
   Net asset value, offering and redemption price per share ....................            12.40                       16.47

* Includes $87,630,814 of securities on loan in the Income Fund.




                                                                                         INTERNATIONAL
                                                                                                EQUITY
                                                                                                  FUND
-------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $580,238,986; $111,277,888;
      $90,737,622; $731,457,223; $1,740,152,683; $458,735,960; $458,205,417;
      $405,793,307 and $0 respectively) .........................................       $2,333,777,619
   Investments in affiliated securities, at market (cost $0; $3,692,891;
      $0; $0; $0; $0; $0; $0; and $0, respectively) .............................                   --
   Short-term Investments (at amortized cost) ...................................                   --
   Short-term affiliated investments (at amortized cost) ........................           66,229,541
   Repurchase Agreement .........................................................                   --
   Cash .........................................................................                   --
   Foreign currency (cost $774; $0; $0; $0; $2,772,195; $0;
      $445,740; $582,561  and $0, respectively) .................................            2,801,983
   Receivable for investments sold ..............................................            2,699,162
   Income receivables ...........................................................            5,710,415
   Receivable for fund shares sold ..............................................           16,798,085
   Variation margin receivable ..................................................                  --
   Other Assets .................................................................            2,863,488
-------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS .............................................................        2,430,880,293
-------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders .........................................                   --
   Payable upon return of securities loaned .....................................                   --
   Payable for investments purchased ............................................            2,407,814
   Payable for fund shares redeemed .............................................               76,972
   Payable to GEAM ..............................................................            1,084,082
   Variation margin payable .....................................................              121,293
   Other liabilities ............................................................                   --
   Payable to custodian .........................................................                   --
-------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .........................................................            3,690,161
-------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................................       $2,427,190,132
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ..............................................................        1,655,717,930
   Undistributed (distribution in excess of)
      net investment income .....................................................           35,197,085
   Accumulated net realized gain (loss) .........................................          142,576,577
   Net unrealized appreciation/(depreciation) on:
      Investments ...............................................................          593,624,936
      Futures ...................................................................               (9,107)
      Foreign currency related transactions .....................................               82,711
-------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................................       $2,427,190,132
-------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ...................................................................        2,375,946,139
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ..............................................          119,030,440
   Net asset value, offering and redemption price per share .....................                19.96
SERVICE CLASS:
   Net assets ...................................................................           51,243,993
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ..............................................            2,577,235
   Net asset value, offering and redemption price per share .....................                19.88

* Includes $87,630,814 of securities on loan in the Income Fund.


                                                                                          PREMIER                STRATEGIC
                                                                                           GROWTH               INVESTMENT
                                                                                      EQUITY FUND                     FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $580,238,986; $111,277,888;
      $90,737,622; $731,457,223; $1,740,152,683; $458,735,960; $458,205,417;
      $405,793,307 and $0 respectively) ..........................................   $533,148,806             $516,438,528
   Investments in affiliated securities, at market (cost $0; $3,692,891;
      $0; $0; $0; $0; $0; $0; and $0, respectively) ..............................             --                       --
   Short-term Investments (at amortized cost) ....................................             --                       --
   Short-term affiliated investments (at amortized cost) .........................     13,779,137               58,347,634
   Repurchase Agreement ..........................................................             --                       --
   Cash ..........................................................................             --                       --
   Foreign currency (cost $774; $0; $0; $0; $2,772,195; $0;
      $445,740; $582,561  and $0, respectively) ..................................             --                  455,631
   Receivable for investments sold ...............................................      1,003,725               19,428,442
   Income receivables ............................................................        220,232                1,568,070
   Receivable for fund shares sold ...............................................        214,415                4,287,889
   Variation margin receivable ...................................................             --                       --
   Other Assets ..................................................................             --                       --
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS ..............................................................    548,366,315              600,526,194
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ..........................................             --                       --
   Payable upon return of securities loaned ......................................             --                       --
   Payable for investments purchased .............................................             --               52,279,795
   Payable for fund shares redeemed ..............................................        591,667                  165,212
   Payable to GEAM ...............................................................        177,466                  165,919
   Variation margin payable ......................................................         16,250                   25,509
   Other liabilities .............................................................             --                       --
   Payable to custodian ..........................................................             --                       --
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..........................................................        785,383               52,636,435
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................   $547,580,932             $547,889,759
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...............................................................    427,543,224              460,125,164
   Undistributed (distribution in excess of)
      net investment income ......................................................      2,267,788                8,412,899
   Accumulated net realized gain (loss) ..........................................     43,277,274               21,098,545
   Net unrealized appreciation/(depreciation) on:
      Investments ................................................................     74,412,846               58,233,111
      Futures ....................................................................         79,800                    9,881
      Foreign currency related transactions ......................................             --                   10,159
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................   $547,580,932             $547,889,759
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ....................................................................    411,725,177              547,835,122
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ...............................................     33,036,023               40,725,984
   Net asset value, offering and redemption price per share ......................          12.46                    13.45
SERVICE CLASS:
   Net assets ....................................................................    135,855,755                   54,637
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ...............................................     10,943,469                    4,072
   Net asset value, offering and redemption price per share ......................          12.41                    13.42

* Includes $87,630,814 of securities on loan in the Income Fund.



                                                                                                                         MONEY
                                                                                            INCOME                      MARKET
                                                                                              FUND                        FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $580,238,986; $111,277,888;
      $90,737,622; $731,457,223; $1,740,152,683; $458,735,960; $458,205,417;
      $405,793,307 and $0 respectively) ..........................................    $400,881,241                 $        --
   Investments in affiliated securities, at market (cost $0; $3,692,891;
      $0; $0; $0; $0; $0; $0; and $0, respectively) ..............................              --                          --
   Short-term Investments (at amortized cost) ....................................     100,518,106                  21,152,004
   Short-term affiliated investments (at amortized cost) .........................              --                          --
   Repurchase Agreement ..........................................................              --                   5,430,000
   Cash ..........................................................................          71,504                          --
   Foreign currency (cost $774; $0; $0; $0; $2,772,195; $0;
      $445,740; $582,561  and $0, respectively) ..................................         594,960                          --
   Receivable for investments sold ...............................................      54,567,172                          --
   Income receivables ............................................................       3,168,458                     139,119
   Receivable for fund shares sold ...............................................         661,040                     247,748
   Variation margin receivable ...................................................              --                          --
   Other Assets ..................................................................              --                          --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS ..............................................................     560,462,481                  26,968,871
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ..........................................             181                          --
   Payable upon return of securities loaned ......................................      90,328,817                          --
   Payable for investments purchased .............................................     125,329,074                          --
   Payable for fund shares redeemed ..............................................         438,100                          --
   Payable to GEAM ...............................................................          70,766                       6,024
   Variation margin payable ......................................................           6,331                          --
   Other liabilities .............................................................          11,357                          --
   Payable to custodian ..........................................................              --                          --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..........................................................     216,184,626                       6,024
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................    $344,277,855                 $26,962,847
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...............................................................     353,369,665                  26,962,880
   Undistributed (distribution in excess of)
      net investment income ......................................................         496,151                          57
   Accumulated net realized gain (loss) ..........................................      (4,649,221)                        (90)
   Net unrealized appreciation/(depreciation) on:
      Investments ................................................................      (4,912,066)                         --
      Futures ....................................................................         (39,066)                         --
      Foreign currency related transactions ......................................          12,392                          --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................    $344,277,855                 $26,962,847
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ....................................................................     344,261,324                  26,951,896
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ...............................................      37,045,447                  26,951,930
   Net asset value, offering and redemption price per share ......................            9.29                        1.00
SERVICE CLASS:
   Net assets ....................................................................          16,531                      10,951
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ...............................................           1,778                      10,950
   Net asset value, offering and redemption price per share ......................            9.30                        1.00

* Includes $87,630,814 of securities on loan in the Income Fund.



See Notes to Financial Statements.


84 & 85

Statements of Operations
FOR THE PERIOD ENDED SEPTEMBER 30, 2007


                                                                          U.S.                   S&P 500                    VALUE
                                                                        EQUITY                     INDEX                   EQUITY
                                                                          FUND                      FUND                     FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ..................................................   $11,441,417               $2,491,126               $2,089,881
      Dividend from affliated investments .......................            --                  122,248                       --
      Interest* .................................................        53,555                   41,694                   10,253
      Interest from affliated investments** .....................       540,556                  152,035                   53,245
      Less: Foreign taxes withheld ..............................       (25,112)                      --                   (9,054)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................    12,010,416                2,807,103                2,144,325
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........................     2,325,393                  207,759                  422,063
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class ..........................................        85,337                    1,234                       74
      Trustees fees .............................................        16,474                    3,683                    2,578
      Other expenses ............................................            --                       15                    1,388
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ............................................     2,427,204                  212,691                  426,103
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ........................................     9,583,212                2,594,412                1,718,222
-----------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................................    55,972,028                4,567,357                8,552,118
         Futures ................................................       (35,367)                 253,849                   27,525
         Written options ........................................            --                       --                       --
         Foreign currency related transactions ..................        (3,970)                      --                       --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ............................................    33,765,222               13,009,579                6,920,072
         Futures ................................................       106,194                   29,105                   (5,060)
         Written options ........................................            --                       --                       --
         Foreign currency related transactions ..................             6                       --                       --
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments .......    89,804,113               17,859,890               15,494,655
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................   $99,387,325              $20,454,302              $17,212,877
-----------------------------------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses for the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund and the Income Fund was $18,318; $5,357; $364,190; $1,600,458;
    $18,609; $136,798 and $297,120 respectively.

** Income attributable to security lending activity, net of rebate expenses for the Income Fund was $220,653.

                                                                        SMALL-CAP              INTERNATIONAL
                                                                           EQUITY                     EQUITY
                                                                             FUND                       FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ..................................................      $7,127,944               $48,386,145
      Dividend from affliated investments .......................              --                        --
      Interest* .................................................         371,544                 1,697,438
      Interest from affliated investments** .....................       1,198,193                 2,635,149
      Less: Foreign taxes withheld ..............................              --                (4,352,502)
-------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................       8,697,681                48,366,230
-------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........................       4,476,245                10,484,508
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class ..........................................              80                    67,142
      Trustees fees .............................................          20,016                    52,521
      Other expenses ............................................           3,082                       184
-------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ............................................       4,499,423                10,604,355
-------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ........................................       4,198,258                37,761,875
-------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................................      84,178,464               161,188,110
         Futures ................................................              --                (4,008,062)
         Written options ........................................              --                        --
         Foreign currency related transactions ..................              --                  (601,531)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ............................................      10,567,860               368,407,940
         Futures ................................................              --                  (243,746)
         Written options ........................................              --                        --
         Foreign currency related transactions ..................              --                    97,635
-------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments .......      94,746,324               524,840,436
-------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................     $98,944,582              $562,602,221
-------------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses for the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund and the Income Fund was $18,318; $5,357; $364,190; $1,600,458;
    $18,609; $136,798 and $297,120 respectively.

** Income attributable to security lending activity, net of rebate expenses for the Income Fund was $220,653.

                                                                           PREMIER                STRATEGIC
                                                                            GROWTH               INVESTMENT
                                                                       EQUITY FUND                     FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ......................................................   $4,828,553               $5,954,265
      Dividend from affliated investments ...........................           --                       --
      Interest* .....................................................       40,534                4,702,057
      Interest from affliated investments** .........................      822,539                1,750,723
      Less: Foreign taxes withheld ..................................           --                 (286,339)
---------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .....................................................    5,691,626               12,120,706
---------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..............................    2,186,841                1,554,004
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class ..............................................      331,305                       62
      Trustees fees .................................................       15,781                   12,389
      Other expenses ................................................        2,381                    1,685
---------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ................................................    2,536,308                1,568,140
---------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ............................................    3,155,318               10,552,566
---------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ................................................   49,017,279               22,563,328
         Futures ....................................................      606,815                  553,472
         Written options ............................................           --                   (4,479)
         Foreign currency related transactions ......................           --                   61,376
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ................................................   30,317,832               41,342,920
         Futures ....................................................       78,528                 (125,817)
         Written options ............................................           --                     (199)
         Foreign currency related transactions ......................           --                   12,110
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...........   80,020,454               64,402,711
---------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ...............................................  $83,175,772              $74,955,277
---------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses for the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund and the Income Fund was $18,318; $5,357; $364,190; $1,600,458;
    $18,609; $136,798 and $297,120 respectively.

** Income attributable to security lending activity, net of rebate expenses for the Income Fund was $220,653.


                                                                                                         MONEY
                                                                              INCOME                    MARKET
                                                                                FUND                      FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ......................................................     $       --               $       --
      Dividend from affliated investments ...........................             --                       --
      Interest* .....................................................     16,246,784                1,715,877
      Interest from affliated investments** .........................      2,181,813                       --
      Less: Foreign taxes withheld ..................................             --                       --
--------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .....................................................     18,428,597                1,715,877
--------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..............................        731,261                   76,253
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class ..............................................             34                       26
      Trustees fees .................................................          8,079                      563
      Other expenses ................................................          3,222                       --
--------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ................................................        742,596                   76,842
--------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ............................................     17,686,001                1,639,035
--------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ................................................        127,663                       --
         Futures ....................................................         96,731                       --
         Written options ............................................        (14,700)                      --
         Foreign currency related transactions ......................        104,083                       --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ................................................     (2,334,562)                      --
         Futures ....................................................       (111,117)                      --
         Written options ............................................           (959)                      --
         Foreign currency related transactions ......................         16,213                       --
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...........     (2,116,648)                      --
--------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ...............................................    $15,569,353               $1,639,035
--------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses for the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund and the Income Fund was $18,318; $5,357; $364,190; $1,600,458;
    $18,609; $136,798 and $297,120 respectively.

** Income attributable to security lending activity, net of rebate expenses for the Income Fund was $220,653.



See Notes to Financial Statements.


86 & 87

Statements of
Changes in Net Assets

                                                                              U.S.
                                                                            EQUITY
                                                                              FUND
---------------------------------------------------------------------------------------------------------
                                                               YEAR                        YEAR
                                                               ENDED                       ENDED
                                                              9/30/07                     9/30/06
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .....................     $9,583,212                 $7,018,326
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps .................     55,932,691                 37,539,202
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ....................     33,871,422                  6,896,717
---------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ...........     99,387,325                 51,454,245
---------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ..............................     (8,898,411)                (5,485,469)
         Service Class .................................       (426,917)                  (303,443)
       Net realized gains
         Investment Class ..............................    (24,656,886)                        --
         Service Class .................................     (1,373,344)                        --
---------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................................    (35,355,558)                (5,788,912)
---------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ....................     64,031,767                 45,665,333
---------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ................................     70,358,766                225,527,527
       Service Class ...................................     15,564,355                  6,195,787
     Value of distributions reinvested
       Investment Class ................................     33,301,962                  5,303,923
       Service Class ...................................      1,800,287                    303,436
     Cost of shares redeemed
       Investment Class ................................    (89,821,454)              (102,039,038)
       Service Class ...................................    (13,842,945)                (7,101,917)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions .............................     17,360,971                128,189,718
---------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .............     81,392,738                173,855,051

NET ASSETS
   Beginning of period .................................    581,497,749                407,642,698
---------------------------------------------------------------------------------------------------------
   End of period .......................................   $662,890,487               $581,497,749
=========================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .......................................     $5,715,446                 $5,461,532
---------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .......................................      5,200,525                 17,705,601
     Issued for distribution reinvested ................      2,505,791                    434,392
     Shares redeemed ...................................     (6,541,745)                (8,114,802)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .................      1,164,571                 10,025,191
=========================================================================================================
   SERVICE CLASS:
     Shares sold .......................................      1,136,871                    495,717
     Issued for distribution reinvested ................        135,462                     24,851
     Shares redeemed ...................................     (1,004,465)                  (571,673)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .................        267,868                    (51,105)
=========================================================================================================

                                                                             S&P 500
                                                                               INDEX
                                                                                FUND
----------------------------------------------------------------------------------------------------
                                                                  YEAR                      YEAR
                                                                  ENDED                     ENDED
                                                                 9/30/07                   9/30/06
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .....................       $2,594,412                 $1,928,110
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps .................        4,821,206                  2,364,834
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ....................       13,038,684                  6,514,638
----------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ...........       20,454,302                 10,807,582
----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ..............................       (1,932,146)                (1,869,385)
         Service Class .................................           (3,104)                      (179)
       Net realized gains
         Investment Class ..............................               --                         --
         Service Class .................................               --                         --
----------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................................       (1,935,250)                (1,869,564)
----------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ....................       18,519,052                  8,938,018
----------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ................................       60,509,663                 32,711,628
       Service Class ...................................          960,870                     43,371
     Value of distributions reinvested
       Investment Class ................................        1,932,107                  1,869,356
       Service Class ...................................            3,104                        179
     Cost of shares redeemed
       Investment Class ................................      (41,024,132)               (34,979,859)
       Service Class ...................................         (128,916)                        --
----------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions .............................       22,252,696                   (355,325)
----------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .............       40,771,748                  8,582,693

NET ASSETS
   Beginning of period .................................      111,189,792                102,607,099
----------------------------------------------------------------------------------------------------
   End of period .......................................     $151,961,540               $111,189,792
====================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .......................................       $1,960,999                 $1,329,514
----------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .......................................        4,407,669                  2,692,854
     Issued for distribution reinvested ................          143,544                    156,431
     Shares redeemed ...................................       (2,941,224)                (2,874,280)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .................        1,609,989                    (24,995)
====================================================================================================
   SERVICE CLASS:
     Shares sold .......................................           69,362                      3,633
     Issued for distribution reinvested ................              231                         15
     Shares redeemed ...................................           (9,276)                        --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .................           60,317                      3,648
====================================================================================================


                                                                      VALUE
                                                                     EQUITY
                                                                       FUND
--------------------------------------------------------------------------------------------------
                                                        YEAR                        YEAR
                                                        ENDED                       ENDED
                                                       9/30/07                     9/30/06
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...............    $1,718,222                 $1,374,703
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ...........     8,579,643                  8,507,042
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ..............     6,915,012                    708,268
--------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....    17,212,877                 10,590,013
--------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ........................    (1,808,371)                (1,455,671)
         Service Class ...........................          (317)                      (171)
       Net realized gains
         Investment Class ........................    (6,913,701)                        --
         Service Class ...........................        (1,317)                        --
--------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................    (8,723,706)                (1,455,842)
--------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ..............     8,489,171                  9,134,171
--------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ..........................     5,258,522                 11,618,435
       Service Class .............................        23,273                     13,000
     Value of distributions reinvested
       Investment Class ..........................     8,722,072                  1,450,452
       Service Class .............................         1,634                        171
     Cost of shares redeemed
       Investment Class ..........................    (4,510,144)               (17,438,919)
       Service Class .............................        (5,809)                        --
--------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions .......................     9,489,548                 (4,356,861)
--------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......    17,978,719                  4,777,310

NET ASSETS
   Beginning of period ...........................    91,044,111                 86,266,801
--------------------------------------------------------------------------------------------------
   End of period .................................  $109,022,830                $91,044,111
==================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .................................      $904,960                   $995,426
--------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .................................       456,837                  1,085,091
     Issued for distribution reinvested ..........       782,253                    138,667
     Shares redeemed .............................      (394,642)                (1,599,866)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........       844,448                   (376,108)
==================================================================================================
   SERVICE CLASS:
     Shares sold .................................         2,038                      1,231
     Issued for distribution reinvested ..........           147                         16
     Shares redeemed .............................          (499)                        --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........         1,686                      1,247
==================================================================================================


                                                                         SMALL-CAP
                                                                            EQUITY
                                                                              FUND
----------------------------------------------------------------------------------------------------------
                                                                YEAR                      YEAR
                                                                ENDED                     ENDED
                                                               9/30/07                   9/30/06
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...............           $4,198,258                 $2,617,627
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ...........           84,178,464                 33,083,937
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ..............           10,567,860                (12,644,171)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....           98,944,582                 23,057,393
----------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ........................           (3,223,744)                (1,601,447)
         Service Class ...........................                  (69)                       (34)
       Net realized gains
         Investment Class ........................          (46,074,525)                (7,600,976)
         Service Class ...........................               (1,461)                      (186)
----------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................          (49,299,799)                (9,202,643)
----------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ..............           49,644,783                 13,854,750
----------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ..........................          152,072,875                296,018,386
       Service Class .............................               30,836                     15,000
     Value of distributions reinvested
       Investment Class ..........................           48,850,920                  9,202,423
       Service Class .............................                1,530                        220
     Cost of shares redeemed
       Investment Class ..........................          (76,982,768)               (54,260,309)
       Service Class .............................              (11,213)                        --
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions .......................          123,962,180                250,975,720
----------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......          173,606,963                264,830,470

NET ASSETS
   Beginning of period ...........................          633,008,199                368,177,729
----------------------------------------------------------------------------------------------------------
   End of period .................................         $806,615,162               $633,008,199
==========================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .................................           $2,826,625                 $1,979,003
----------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .................................            9,384,626                 19,048,210
     Issued for distribution reinvested ..........            3,199,143                    628,592
     Shares redeemed .............................           (4,814,695)                (3,628,555)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........            7,769,074                 16,048,247
==========================================================================================================
   SERVICE CLASS:
     Shares sold .................................                1,896                      1,026
     Issued for distribution reinvested ..........                  100                         15
     Shares redeemed .............................                 (690)                        --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........                1,306                      1,041
==========================================================================================================


                                                                      INTERNATIONAL
                                                                             EQUITY
                                                                               FUND
---------------------------------------------------------------------------------------------------
                                                              YEAR                          YEAR
                                                              ENDED                         ENDED
                                                             9/30/07                       9/30/06
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...............         $37,761,875                  $22,367,504
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ...........         156,578,517                   70,209,346
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ..............         368,261,829                   80,161,379
---------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....         562,602,221                  172,738,229
---------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ........................         (23,337,976)                 (11,222,193)
         Service Class ...........................            (234,277)                     (99,662)
       Net realized gains
         Investment Class ........................         (13,092,528)                         --
         Service Class ...........................            (151,001)                         --
---------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................         (36,815,782)                 (11,321,855)
---------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ..............         525,786,439                  161,416,374
---------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ..........................         559,966,534                  550,362,475
       Service Class .............................          31,244,575                    7,903,462
     Value of distributions reinvested
       Investment Class ..........................          35,641,008                   10,617,050
       Service Class .............................             385,278                       99,662
     Cost of shares redeemed
       Investment Class ..........................        (115,732,699)                 (81,744,903)
       Service Class .............................          (4,329,892)                  (1,505,833)
---------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions .......................         507,174,804                  485,731,913
---------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......       1,032,961,243                  647,148,287

NET ASSETS
   Beginning of period ...........................       1,394,228,889                  747,080,602
---------------------------------------------------------------------------------------------------
   End of period .................................      $2,427,190,132               $1,394,228,889
===================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .................................         $35,197,085                  $21,840,237
---------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .................................          32,386,995                   38,115,209
     Issued for distribution reinvested ..........           2,193,293                      791,136
     Shares redeemed .............................          (6,745,605)                  (5,794,209)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........          27,834,683                   33,112,136
===================================================================================================
   SERVICE CLASS:
     Shares sold .................................           1,709,921                      545,381
     Issued for distribution reinvested ..........              23,753                        7,438
     Shares redeemed .............................            (242,141)                    (105,322)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........           1,491,533                      447,497
===================================================================================================




See Notes to Financial Statements.


88 & 89

Statements of
Changes in Net Assets

                                                                                                      PREMIER
                                                                                                       GROWTH
                                                                                                   EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR                          YEAR
                                                                                        ENDED                         ENDED
                                                                                       9/30/07                       9/30/06
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...............................................    $3,155,318                    $4,215,764
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ...................................    49,624,094                    15,839,723
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written, options, foreign currency translation ......    30,396,360                     7,652,003
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....................................    83,175,772                    27,707,490
-----------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ........................................................    (3,323,518)                   (2,567,620)
         Service Class ...........................................................      (659,670)                     (540,901)
       Net realized gains
         Investment Class ........................................................    (2,152,333)                           --
         Service Class ...........................................................      (637,910)                           --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................................................    (6,773,431)                   (3,108,521)
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions .........    76,402,341                    24,598,969
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ..........................................................    53,195,243                   176,340,637
       Service Class .............................................................    24,863,308                    20,977,694
     Value of distributions reinvested
       Investment Class ..........................................................     5,277,647                     2,355,178
       Service Class .............................................................     1,297,580                       540,901
     Cost of shares redeemed
       Investment Class ..........................................................  (160,970,403)                  (74,441,115)
       Service Class .............................................................   (38,245,711)                  (20,531,631)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ............................  (114,582,336)                  105,241,664
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......................................   (38,179,995)                  129,840,633

NET ASSETS
   Beginning of period ...........................................................   585,760,927                   455,920,294
-----------------------------------------------------------------------------------------------------------------------------------
   End of period .................................................................  $547,580,932                  $585,760,927
===================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ...............................    $2,267,788                    $3,095,658
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .................................................................     4,565,542                    16,454,996
     Issued for distribution reinvested ..........................................       458,926                       218,679
     Shares redeemed .............................................................   (13,503,441)                   (6,909,257)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........................................    (8,478,973)                    9,764,418
===================================================================================================================================
   SERVICE CLASS:
     Shares sold .................................................................     2,117,993                     1,962,056
     Issued for distribution reinvested ..........................................       113,136                        50,318
     Shares redeemed .............................................................    (3,254,213)                   (1,922,169)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........................................    (1,023,084)                       90,205
===================================================================================================================================



                                                                                                       STRATEGIC
                                                                                                      INVESTMENT
                                                                                                            FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR                        YEAR
                                                                                           ENDED                       ENDED
                                                                                          9/30/07                     9/30/06
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...............................................      $10,552,566                  $6,022,214
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ...................................       23,173,697                   7,690,708
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written, options, foreign currency translation ......       41,229,014                   8,686,477
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....................................       74,955,277                  22,399,399
--------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ........................................................       (7,408,812)                 (3,131,800)
         Service Class ...........................................................             (200)                       (166)
       Net realized gains
         Investment Class ........................................................       (8,513,865)                 (4,937,901)
         Service Class ...........................................................             (261)                       (270)
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................................................      (15,923,138)                 (8,070,137)
--------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions .........       59,032,139                  14,329,262
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ..........................................................      192,736,180                 187,029,099
       Service Class .............................................................           46,024                      10,005
     Value of distributions reinvested
       Investment Class ..........................................................       15,922,672                   8,069,701
       Service Class .............................................................              461                         436
     Cost of shares redeemed
       Investment Class ..........................................................      (69,415,275)                (32,009,816)
       Service Class .............................................................           (7,146)                         --
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ............................      139,282,916                 163,099,425
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......................................      198,315,055                 177,428,687

NET ASSETS
   Beginning of period ...........................................................      349,574,704                 172,146,017
--------------------------------------------------------------------------------------------------------------------------------
   End of period .................................................................     $547,889,759                $349,574,704
================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ...............................       $8,412,899                  $5,207,662
--------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .................................................................       15,343,760                  16,345,794
     Issued for distribution reinvested ..........................................        1,331,327                     734,284
     Shares redeemed .............................................................       (5,652,513)                 (2,834,860)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........................................       11,022,574                  14,245,218
================================================================================================================================
   SERVICE CLASS:
     Shares sold .................................................................            3,641                         898
     Issued for distribution reinvested ..........................................               39                          40
     Shares redeemed .............................................................             (546)                         --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........................................            3,134                         938
================================================================================================================================



                                                                                                         INCOME
                                                                                                           FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR                          YEAR
                                                                                         ENDED                         ENDED
                                                                                        9/30/07                       9/30/06
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .................................................  $17,686,001                   $13,867,131
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps .....................................      313,777                    (4,727,768)
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written, options, foreign currency translation ........   (2,430,425)                      928,512
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .......................................   15,569,353                    10,067,875
--------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ..........................................................  (17,698,871)                  (13,726,193)
         Service Class .............................................................         (706)                         (510)
       Net realized gains
         Investment Class ..........................................................           --                            --
         Service Class .............................................................           --                            --
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .............................................................  (17,699,577)                  (13,726,703)
--------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions ...........   (2,130,224)                   (3,658,828)
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ............................................................   64,521,651                    75,551,764
       Service Class ...............................................................        9,863                        11,000
     Value of distributions reinvested
       Investment Class ............................................................   17,681,081                    13,724,730
       Service Class ...............................................................          706                           507
     Cost of shares redeemed
       Investment Class ............................................................  (30,294,906)                  (29,980,806)
       Service Class ...............................................................       (5,292)                           --
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ..............................   51,913,103                    59,307,195
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .........................................   49,782,879                    55,648,367

NET ASSETS
   Beginning of period .............................................................  294,494,976                   238,846,609
--------------------------------------------------------------------------------------------------------------------------------
   End of period ................................................................... $344,277,855                  $294,494,976
================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD .................................     $496,151                      $405,644
--------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ...................................................................    6,914,341                     8,074,583
     Issued for distribution reinvested ............................................    1,895,446                     1,474,841
     Shares redeemed ...............................................................   (3,255,549)                   (3,214,079)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .............................................    5,554,238                     6,335,345
================================================================================================================================
   SERVICE CLASS:
     Shares sold ...................................................................        1,061                         1,160
     Issued for distribution reinvested ............................................           76                            55
     Shares redeemed ...............................................................         (574)                           --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .............................................          563                         1,215
================================================================================================================================


                                                                                                              MONEY
                                                                                                             MARKET
                                                                                                               FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR                        YEAR
                                                                                              ENDED                       ENDED
                                                                                             9/30/07                     9/30/06
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ......................................................   $1,639,035                    $895,748
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ..........................................           --                          --
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written, options, foreign currency translation .............           --                          --
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ............................................    1,639,035                     895,748
----------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ...............................................................   (1,638,495)                   (895,318)
         Service Class ..................................................................         (521)                       (430)
       Net realized gains
         Investment Class ...............................................................           --                          --
         Service Class ..................................................................           --                          --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................................................................   (1,639,016)                   (895,748)
----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions ................           19                          --
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .................................................................   35,539,277                  24,859,928
       Service Class ....................................................................           --                      10,000
     Value of distributions reinvested
       Investment Class .................................................................    1,638,495                     893,482
       Service Class ....................................................................          521                         430
     Cost of shares redeemed
       Investment Class .................................................................  (34,634,840)                (12,936,114)
       Service Class ....................................................................           --                          --
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ...................................    2,543,453                  12,827,726
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................................    2,543,472                  12,827,726

NET ASSETS
   Beginning of period ..................................................................   24,419,375                  11,591,649
----------------------------------------------------------------------------------------------------------------------------------
   End of period ........................................................................  $26,962,847                 $24,419,375
==================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ......................................          $57                         $38
----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ........................................................................   35,539,277                  24,859,928
     Issued for distribution reinvested .................................................    1,638,495                     893,482
     Shares redeemed ....................................................................  (34,634,840)                (12,936,114)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..................................................    2,542,932                  12,817,296
==================================================================================================================================
   SERVICE CLASS:
     Shares sold ........................................................................           --                      10,000
     Issued for distribution reinvested .................................................          521                         429
     Shares redeemed ....................................................................           --                          --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..................................................          521                      10,429
==================================================================================================================================


See Notes to Financial Statements.


90 & 91

Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------


1.  ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a "Fund" and collectively the "Funds") although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares -- the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management Incorporated ("GEAM") may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative

Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------


definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary

Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------


market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At September 30, 2007, information on the tax cost of investments is as follows:


                                                                                                        Net Tax Unrealized
                                        Cost of               Gross Tax            Gross Tax               Appreciation/
                                      Investments            Unrealized            Unrealized            (Depreciation) on
                                   for Tax Purposes         Appreciation          Depreciation              Investments
----------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                    $  590,449,018          $  87,422,758         $(14,590,583)            $  72,832,175
S&P 500 Index Fund                     120,726,900             36,473,536           (5,799,956)               30,673,580
Value Equity Fund                       91,555,376             18,970,073           (1,496,995)               17,473,078
Small-Cap Equity Fund                  747,161,766            101,084,665          (52,701,071)               48,383,594
International Equity Fund            1,807,815,839            621,544,630          (29,353,309)              592,191,321
Premier Growth Equity Fund             474,558,656             83,351,854          (10,982,567)               72,369,287
Strategic Investment Fund              515,866,399             66,954,044           (8,034,281)               58,919,763
Income Fund                            506,643,354              1,735,109           (6,979,116)               (5,244,007)
Money Market Fund                       26,582,004                     --                   --                        --


Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------

                                  Net Tax Appreciation/      Undistributed         Undistributed
                                    (Depreciation) on           Income/           Long-Term Gains/          Post October
                                  Derivatives, Currency       (Accumulated          (Accumulated               Losses
                                   and Other Net Assets      Ordinary Loss)         Capital Loss)        (see Detail Below)
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                          $     6              $ 12,003,453         $ 45,271,683               $ (3,970)
S&P 500 Index Fund                             --                 1,830,682          (11,845,873)                    --
Value Equity Fund                              --                 1,690,071            6,529,459                     --
Small-Cap Equity Fund                          --                27,242,909           44,965,009                     --
International Equity Fund                  73,604                34,409,786          145,519,269               (721,778)
Premier Growth Equity Fund                     --                 3,896,239           43,772,182                     --
Strategic Investment Fund                  10,159                 9,893,882           18,940,791                     --
Income Fund                                12,392                   496,151           (3,616,446)              (739,900)
Money Market Fund                              --                        57                  (90)                    --


As of September 30, 2007, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2007, S&P 500 Index Fund utilized capital loss carryovers in the amount of $4,955,145.


Fund                         Amount            Expires
--------------------------------------------------------
S&P 500 Index Fund       $   542,881           09/30/10
                           6,423,606           09/30/11
                           4,879,386           09/30/12

Income Fund                  917,177           09/30/14
                           2,699,269           09/30/15

Money Market Fund                 90           09/30/11

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2006 as follows:

Fund                                Capital            Currency
----------------------------------------------------------------
U.S. Equity Fund                    $     --           $  3,970
S&P 500 Index Fund                        --                 --
Value Equity Fund                         --                 --
Small-Cap Equity Fund                     --                 --
International Equity Fund                 --            721,778
Premier Growth Equity Fund                --                 --
Strategic Investment Fund                 --                 --
Income Fund                          739,900                 --
Money Market Fund                         --                 --

Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------


The tax composition of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

                                                             Year ended September 30, 2007
                                                        --------------------------------------
                                                           Ordinary               Long-Term
                                                            Income               Capital Gains
-------------------------------------------------------------------------------------------------
U.S. Equity Fund                                         $ 9,999,905              $25,355,653
S&P 500 Index Fund                                         1,935,250                       --
Value Equity Fund                                          1,850,498                6,873,208
Small-Cap Value Equity Fund                                8,428,849               40,870,950
International Equity Fund                                 24,332,046               12,483,736
Premier Growth Equity Fund                                 3,983,188                2,790,243
Strategic Investment Fund                                  7,821,548                8,101,590
Income Fund                                               17,699,577                       --
Money Market Fund                                          1,639,016                       --


                                                                  Year ended September 30, 2006
                                                             -------------------------------------
                                                               Ordinary              Long-Term
                                                                Income              Capital Gains
---------------------------------------------------------------------------------------------------
U.S. Equity Fund                                              $ 5,788,912             $       --
S&P 500 Index Fund                                              1,869,564                     --
Value Equity Fund                                               1,455,842                     --
Small-Cap Value Equity Fund                                     5,240,693              3,961,950
International Equity Fund                                      11,321,855                     --
Premier Growth Equity Fund                                      3,108,521                     --
Strategic Investment Fund                                       3,652,343              4,417,794
Income Fund                                                    13,726,703                     --
Money Market Fund                                                 895,748                     --


DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

                                   Undistributed                 Accumulated                 Unrealized
Reclassifications              Net Investment Income           Net Realized Loss              Gain/Loss              Paid in Capital
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                     $  (3,970)                    $   3,970                   $    --                      $--
S&P 500 Index Fund                     (27,677)                       27,677                        --                       --
Value Equity Fund                           --                            --                        --                       --
Small-Cap Equity Fund                 (126,823)                       63,066                    63,757                       --
International Equity Fund             (832,774)                      832,774                        --                       --
Premier Growth Equity Fund                  --                            --                        --                       --
Strategic Investment Fund               61,683                       (61,683)                       --                       --
Income Fund                            104,083                      (104,083)                       --                       --
Money Market Fund                           --                            --                        --                       --


Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------


On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 and is applied to all open years as of the effective date. At this time, management does not anticipate any impact on the financial statements.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

All discounts and premiums on taxable bonds are accreted and amortized respectively to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" to GEAM equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3.  LINE OF CREDIT

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Trust during the period ended September 30, 2007. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------


4.  FEES AND COMPENSATION PAID TO AFFILIATES

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                      Average Daily            Advisory and
                                   Net Assets of Fund      Administration Fees*
------------------------------------------------------------------------------
U.S. Equity Fund                   First $25 million               0.55%
Value Equity Fund                   Next $25 million               0.45%
Premier Growth Equity Fund          Over $50 million               0.35%
------------------------------------------------------------------------------
S&P 500 Index Fund                        All Assets               0.15%
------------------------------------------------------------------------------
Small-Cap Equity Fund              First $25 million               0.70%
                                    Next $25 million               0.65%
                                    Over $50 million               0.60%
------------------------------------------------------------------------------
International Equity Fund          First $25 million               0.75%
                                    Next $50 million               0.65%
                                    Over $75 million               0.55%
------------------------------------------------------------------------------
Strategic Investment Fund          First $25 million               0.45%
                                    Next $25 million               0.40%
                                    Over $50 million               0.35%
------------------------------------------------------------------------------
Income Fund                        First $25 million               0.35%
                                    Next $25 million               0.30%
                                    Next $50 million               0.25%
                                   Over $100 million               0.20%
------------------------------------------------------------------------------
Money Market Fund                  First $25 million               0.25%
                                    Next $25 million               0.20%
                                    Next $50 million               0.15%
                                   Over $100 million               0.10%
------------------------------------------------------------------------------

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund. There were no waivers or reimbursements for the period ended September 30, 2007.

Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------


DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM effective January 1, 2006 and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITY LENDING PROGRAM GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. For the period ended September 30, 2007, the Income Fund paid $3,991,590 to GEAM. GEAM paid all fees received to third-party brokers. The participation of all other Funds in the lending program administered by State Street Bank and Trust Company was effectively terminated on September 21, 2007.

5.  SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, SSgA Funds Management, Inc., ("SSgA FM"), is the Sub-Adviser to the S&P 500 Index Fund and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Equity Fund.

SSgA FM and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA FM and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.


6.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2007, were as follows:

                                   Purchases               Sales
----------------------------------------------------------------------

U.S. Equity Fund                $  364,008,875        $  371,034,357
S&P 500 Index Fund                  37,560,969            16,124,842
Value Equity Fund                   44,570,314            41,631,511
Small-Cap Equity Fund              432,689,446           363,405,653
International Equity Fund        1,044,094,348           582,396,742
Premier Growth Equity Fund         166,575,909           281,794,798
Strategic Investment Fund          788,463,078           661,475,182
Income Fund                      1,678,613,507         1,573,964,824

Notes to Financial Statements                                 September 30, 2007
--------------------------------------------------------------------------------


OPTIONS During the period ended September 30, 2007, the following option contracts were written:

                                   GE Small-Cap Equity                             GE Strategic Investment
                           -------------------------------------          --------------------------------------
                             Number                                           Number
                          of Contracts                Premium              of Contracts                Premium
----------------------------------------------------------------------------------------------------------------
Balance as of
   September 30, 2006            --                   $      --                   40                    $1,011

Written                       3,422                   1,118,599                   65                       774
Closed and Expired           (3,422)                 (1,118,599)                (105)                   (1,785)
----------------------------------------------------------------------------------------------------------------
Balance as of
   September 30, 2007            --                   $      --                   --                    $   --
----------------------------------------------------------------------------------------------------------------


                                       Income Fund
                          -----------------------------------
                              Number
                           of Contracts              Premium
-------------------------------------------------------------
Balance as of
   September 30, 2006            210                  $5,709

Written                          285                   3,357
Closed and Expired              (495)                 (9,066)
-------------------------------------------------------------
Balance as of
   September 30, 2007            --                   $   --
-------------------------------------------------------------


SECURITY LENDING At September 30, 2007, the following Funds participated in security lending:

                         Loaned securities
                    (including accrued interest)                 Collateral*
------------------------------------------------------------------------------
Income Fund                  $88,389,563                         $90,328,817


* Collateral was adjusted on October 2, 2007 to reflect the September 30, 2007 change in value of securities on loan.


7.  BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2007 were:

                                        5% or Greater Shareholders
                                -----------------------------------------
                                Number                    % of Fund Held                % of Fund Held by GE Affiliates*
------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                   5                              61%                                    30%
S&P 500 Index Fund                 2                              84%                                     0%
Value Equity Fund                  5                              90%                                    27%
Small-Cap Equity Fund              1                              90%                                    90%
International Equity Fund          2                              75%                                    70%
Premier Growth Equity Fund         5                              62%                                    23%
Strategic Investment Fund          4                              86%                                    86%
Income Fund                        5                              67%                                    32%
Money Market Fund                  5                              89%                                    60%



Investment activities of these shareholders could have a material impact on these Funds.

* Included in the 5% or Greater Shareholders percentage.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
GE Institutional Funds

We have audited the accompanying statements of assets and liabilities of the U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund, each a series of GE Institutional Funds (collectively, the "Funds"), including the schedules of investments, as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2003 were audited by other independent registered public accountants whose report thereon, dated November 21, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund as of September 30, 2007, the results of their operations, changes in their net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.


                                                                        KPMG LLP
                                                             [Signature omitted]

Boston, Massachusetts
November 26, 2007

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

For the year ended September 30, 2007

The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2007, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:


                                               Total Foreign    Total Foreign
                                               Source Income      Taxes Paid
------------------------------------------------------------------------------
GE Institutional International Equity Fund      $52,392,405       $4,272,874



During the year ended September 30, 2007, the following Funds paid to shareholders of record on December 21, 2006, the following long-term capital gain dividends reported on Form 1099 for 2006:


Fund                                                       Per Share Amount
---------------------------------------------------------------------------
GE Institutional Funds -- International Equity Fund            $0.12465
GE Institutional Funds -- Premier Growth Equity Fund           $0.05309
GE Institutional Funds -- Value Equity Fund                    $0.87398
GE Institutional Funds -- U.S. Equity Fund                     $0.56857
GE Institutional Funds -- Strategic Investment Fund            $0.26452
GE Institutional Funds -- Small-Cap Equity Fund                $0.97978


For corporate shareholders the following represent the amounts that may be eligible for the dividends received deduction:

Fund name                                                     DRD
--------------------------------------------------------------------
GE Institutional Funds -- U.S. Equity Fund                   100.00%
GE Institutional Funds -- S&P 500 Index Fund                 100.00%
GE Institutional Funds -- Value Equity Fund                  100.00%
GE Institutional Funds -- Small-Cap Equity Fund               41.11%
GE Institutional Funds -- Premier Growth Equity Fund         100.00%
GE Institutional Funds -- Strategic Investment Fund           36.04%


The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------


ADDRESS  c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE  58

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds of GE Asset Management since March 2007; Executive Vice President of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")) since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Treasurer, GE Foundation; Director - GE Asset Management (Ireland) Limited, since February 1999.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------


ADDRESS  c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE  46

POSITION(S) HELD WITH FUND  Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE     48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds, GE LifeStyle Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investments Funds, Inc. since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------


ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------


ADDRESS  c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE  42

POSITION(S) HELD WITH FUND  Senior Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - three years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------


ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE  61

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------


ADDRESS  c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE  60

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------


ADDRESS  c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE  71

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.



--------------------------------------------------------------------------------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is Director of the U.S. Equity Research Team and a portfolio manager for the U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is an Executive Vice President of GE Asset Management and Chief Investment Officer - U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

PAUL M. COLONNA is a Director and Executive Vice President of GE Asset Management and President -- Fixed Income at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the INCOME FUND and has been responsible for the fixed income portion of the STRATEGIC INVESTMENT FUND. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

MARK DELANEY is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the INCOME FUND since joining GE Asset Management in April 2002. Prior to joining GE Asset Management, Mr. Delaney was Senior Portfolio Manager at Smith Graham since August 1994.

DONALD J. DUNCAN is a Vice President of GE Asset Management. He is a portfolio manager of the MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. EQUITY FUND and the VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the INCOME FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and Senior Portfolio Manager of Structured Products. He has been a member of the portfolio management team for the INCOME FUND since September 2007. Mr. Johnson joined GE in 1998 with Employers Reinsurance Corporation prior to moving to GE Asset Management in 2002.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management and President - International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the U.S. EQUITY FUND and STRATEGIC INVESTMENT FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.

PAUL NESTRO is a Vice President of GE Asset Management. He joined GE Asset Management in January 1993 and has been a member of the portfolio management team of the INTERNATIONAL EQUITY FUND since February 2007.

JAMES F. PALMIERI is an Assistant Portfolio Manager of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the FIXED INCOME FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. EQUITY FUND since January 2001 and for the VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management and President - U.S. Equities at GE Asset Management. She has led the team of portfolio managers for the U.S. EQUITY FUND since June 2007 and the STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- Domestic Equities in 1991, Senior Vice President -- International Equities in 1995, President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONCLUDED)

DIANE M. WEHNER is a Vice President of GE Asset Management. She has been a portfolio manager of the STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

PORTFOLIO MANAGER BIOGRAPHIES (SUB-ADVISERS)

KARL SCHNEIDER is the lead portfolio manager for the S&P 500 FUND, a Vice President of State Street Global Advisors ("SSgA") and a Principal of SSgA FM. Mr. Schneider joined SSgA FM in 1996 and is a member of the firm's Global Structured Products Team. Mr. Schneider manages a variety of the firm's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

JOHN TUCKER, CFA, is a portfolio manager for the S&P 500 FUND, a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker joined SSgA FM in 1988 and is Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

JACK FEILER is a portfolio manager of SMALL-CAP EQUITY FUND and is President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of SMALL-CAP EQUITY FUND. Mr Veru is a managing member and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin Marshall College.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY
Jeanne M. LaPorta

ASSISTANT SECRETARY
Joseph A. Carucci
Joon Won Choe

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc
Member FINRA and SIPC

CUSTODIAN
State Street Bank & Trust Company


OFFICERS OF THE INVESTMENT ADVISER
James W. Ireland III, CHIEF EXECUTIVE OFFICER
Paul M. Colonna, EVP, PRESIDENT - FIXED INCOME
Michael J. Cosgrove, EVP, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS
D. Scott Dolfi, EVP, CHIEF OPERATING OFFICER
Kathryn D. Karlic, EVP, PRESIDENT - INSTITUTIONAL SALES AND MARKETING
Ralph R. Layman, EVP, PRESIDENT - INTERNATIONAL EQUITIES
Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY
Judith M. Studer, EVP, PRESIDENT - U.S. EQUITIES
Donald W. Torey, EVP, PRESIDENT - ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER


At GEAM, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

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                                                                             111

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112

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $124,300 in 2006 and $130,800 in 2007.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Institutional Funds (the "Funds") Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2006 or 2007 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2006 and $0 in 2007.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  December 06, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  December 06, 2007

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INSTITUTIONAL FUNDS

Date:  December 06, 2007

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.